SCHEDULE  14A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:

[ ]     Revised  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  under  Rule  14a-12

     RAMEX  SYNFUELS  INTERNATIONAL,  INC.
     Name  of  the  Registrant  as  Specified  In  Its  Charter

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ ]     No  fee  required.
[X]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title  of  each  class  of  securities  to  which  transaction  applies:  Common

Aggregate number of securities to which transaction applies: 9,212,043 (post split)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $1.50 (last quoted price of $.05 times 30 to reflect post split)

Proposed  maximum  aggregate  value  of  transaction:  $13,818,064

Total  fee  paid:  $2,764

[x  ]     Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount  Previously  Paid:  $2,764

Form,  Schedule  or  Registration  Statement  No.:  N/A

Filing  Party:  N/A
Date  Filed:  N/A

     PROXY  STATEMENT
     OF
     RAMEX  SYNFUELS  INTERNATIONAL,  INC.
     P.O.  Box  10375
     Spokane,  WA  99209-0375

     SPECIAL  MEETING  OF  SHAREHOLDERS  TO  BE  HELD  AT

     SportsSports.com,  Inc.
     4790  140th  Avenue
     Clearwater,  Florida  33762

     March  9,  2001
     2:00  P.M.  Eastern  Time

     This proxy statement is being furnished to the shareholders of Ramex Synfuels International, Inc., a Nevada Corporation ("Ramex" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for the use at the Special Meeting of Shareholders to be held March 9, 2001, at 2:00 P.M. Eastern Time, at the offices of SportsSports.com, Inc., 4790 140th Avenue, Clearwater, Florida 33762. This Proxy Statement and the accompanying proxy form are being first sent or given to shareholders on or about March 9, 2001 and to shareholders of record on January 31, 2001. At the meeting, shareholders of record will be asked to consider a vote on certain matters as hereafter described in this Proxy Statement. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL PROPOSALS AS SUBMITTED. MAYNARD MOE, PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS OF RAMEX, HAS A CONFLICT OF INTEREST WITH RESPECT TO THE TRANSACTION. See "Conflicts of Interests of Members of the Board and Others.".

     By returning your signed proxy on the enclosed form, you authorize the proxy holder to vote your shares as you indicate on the items of business to be presented at the meeting and to vote your shares in accordance with the proxy holder's best judgment in response to proposals indicated by others at the meeting. Proxies, which are executed but do not specify a vote for, against, or in abstention, will be voted for the proposals contained herein.

SUMMARY  TERM  SHEET
--------------------

     The  reorganization  and  related  transactions  proposed  in  this  Proxy
Statement  are  described  in  summary  below:

     Ramex is proposing a reverse stock split of its existing outstanding common stock on a one for thirty basis. This will reduce the outstanding shares from 28,138,765 to approximately 937,957 shares.

     Ramex proposes to issue 9,212,043 shares of post reverse split common stock to the shareholders of SportsSports.com, Inc. for all of the outstanding shares of common stock of SportsSports.com, Inc. (10,000 shares).

       Ramex will also issue 350,000 shares of common stock for consulting services in regard to this transaction. One of the recipients, Eric Moe, is the son of the Ramex's President, Maynard Moe. See "Conflict of Interest of Members of the Board and Others."

      Ramex will sell its current proprietary assets (including technology licenses and patents) to Maynard Moe for $1.00. See "Conflict of Interest of Members of the Board and Others."

     The reorganization will result in (a) the Ramex shareholders holding approximately ten percent (10%) of the shares in the surviving business, and (b) Diane Wasserman, the wife of the incoming president of Ramex, Phillip Wasserman, and 100% shareholder of SportsSports.com owning 88% of Ramex.

     The auditors of SportsSports.com have expressed substantial doubt in their opinion accompanying SportsSports.com's financial statements that SportsSports.com can continue as a viable business with its current negative working capital. SportsSports.com intends to effect a private offering of the common stock of the surviving entity to provide such capital.

     Following the reorganization, the Board of Directors of Ramex will consist entirely of individuals who are currently members of SportsSports.com's management. Current members of Ramex's Board of Directors will no longer serve in that capacity.

     Insiders or affiliates of Ramex are being paid consulting fees and being issued common stock in connection with the transaction. See "Conflicts of Interest of Members of the Board and Others."

     After the reorganization, the business of Ramex will be limited to the business conducted by SportsSports.com, Inc.

REVOCABILITY  OF  PROXY
-----------------------

     The proxies are being solicited by the Board of Directors and may be revoked by any shareholder giving notice of such revocation to the Company, in writing, at the following address:

     Ramex  Synfuels  International,  Inc.
     PO  Box  10375
     Spokane,  WA  99209-0375

     The proxy may also be revoked by any shareholder giving such proxy by appearing in person at the meeting and advising the Chairman of the meeting of his intent to revoke the proxy.

EXPENSES  OF  SOLICITATION
--------------------------

     The expenses (estimated to be approximately $25,000) of preparing and mailing this Proxy Statement and related materials to shareholders of the Company are paid for by SportsSports.com, Inc. Solicitation will be by mail and personal contact. Ramex is also requesting brokers, custodians, nominees and fiduciaries to forward this proxy statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. Ramex will not reimburse such persons for the cost of forwarding.

CONFLICTS  OF  INTEREST  OF  MEMBERS  OF  THE  BOARD  AND  OTHERS
-----------------------------------------------------------------

     The sole shareholder of SportsSports.com, Inc., which is bearing the expenses of this solicitation, will receive approximately 90% of the outstanding common stock of Ramex if the Agreement and Plan of Reorganization described below is approved by Ramex shareholders. Phillip Wasserman, the husband of the sole shareholder of SportsSports.com, Inc., is a nominee for election as a director of Ramex. Pursuant to the Agreement and Plan of Reorganization, Terry Dunne and Eric Moe, the son of the President of Ramex, will receive 100,000 shares and 250,000 shares respectively of post-split Ramex common stock. Mr. Dunne and Eric Moe assisted Ramex and SportsSports in structuring the transaction (See, "Background of Transaction"), and Eric Moe assisted SportsSports in obtaining a public relations firm for the consolidated company. Additionally, pursuant to a Consulting Agreement, dated January 7, 2000, a Washington Business Trust of which Maynard M. Moe, the President of Ramex, is the sole trustee, has been paid $130,000 by SportsSports. Maynard Moe is required by the Reorganization Agreement to utilize a portion of that amount to satisfy Ramex debts and liabilities (estimated at approximately $42,000). The Consulting Agreement provides that the remainder of the amount will be retained by Maynard Moe as a fee to "facilitate the merger between Ramex and SportsSports.com, Inc. and dispose of other assets or other items specified by
SportsSports.com, Inc. to be disposed of [including patents]" and insure that the merger is effected in accordance with law and the Ramex charter and bylaws. After approval of the reorganization, Ramex will sell its current proprietary assets (including technology licenses and patents) to Maynard Moe or his assignee for $1.00. Although Ramex previously viewed the technology licenses and patents as valuable, Ramex has inadequate capital to complete the research and technology necessary to fully develop that technology and has not been able to attract that capital. Although it has not actively attempted to sell the technology, management of Ramex believes that it is unable to sell the technology for more than nominal consideration at this time. Among other things, license and royalty payments to the patent owner are payable in connection with the ownership of the patent and with respect to revenues generated by use of the technology. Finally, as a condition to the reorganization transaction, SportsSports.com, Inc. desires that all assets relating to the oil business be transferred by Ramex so that shareholders and potential investors in Ramex are not confused as to the purpose of the resulting entity. For the foregoing reasons, the Board of Directors unanimously approved the transfer of the technology to Maynard Moe for nominal consideration. No independent appraisal of the value of the technology was obtained by the Board in making this determination.

VOTE  REQUIRED  FOR  APPROVAL
-----------------------------

     The holders of shares of common stock are entitled to one vote for each share of common stock held as of the record date. There is no cumulative voting. Ramex presently has a total of 28,138,765 shares of common stock outstanding. The proposals described herein must be approved by a majority of the shares entitled to vote on the matter. The approval requirement means that a total of 14,069,383 shares of common stock must be voted in favor of the following items in order for these items to be effective. Broker non-votes will be treated as votes against the matters submitted for consideration by the stockholders. Each director and several large shareholders (together holding 53% of the voting power of the common stock of Ramex) have executed a written statement that they intend to vote their shares in favor of the matters being submitted to the shareholders for vote in this Proxy Statement. Pursuant to the Reorganization Agreement, the approval of the Reorganization Transaction is conditioned upon the approval of the reverse stock split. No other matters are conditioned upon the approval of any other matters that are submitted for approval of the shareholders in this Proxy Statement. Because shareholders holding 53% of the voting power of the common stock have indicated an intention to vote for the transactions referenced in this Proxy Statement, unless such individuals vote otherwise, the matters set forth for consideration will be approved by a majority of the Ramex shareholders.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT
---------------------------------------------------------------------

     The following table sets forth information, as of June 30, 2000, as to each person who is known to Ramex to be the beneficial owner of more than 5% of the Common Stock of Ramex, and as to the security ownership of each Director of

Ramex and all officers and Directors of Ramex as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

                                                   Security Ownership
Title              Name and Address                 Amount and Nature       Percent
of Class          of Beneficial Owner           of Beneficial Ownership     of Class
------------  --------------------------       ------------------------   ------------
Directors and Executive Officers:
Common Stock  MAYNARD M. MOE                              8,913,200          31.68%
              President, Chief Executive
              Officer, Director
              2204 W. Wellesley
              Spokane, WA  99205
Common Stock  JOHN F. MAYER                              3,257,100          11.58%
              Director
              534 Valley Drive
              Kerrville, Texas 78028
Common Stock  KERRY WEGER                                  641,000           2.28%
              Secretary/Treasurer
              3023 Daniel Street
              Bloomington, IN  47401
Common Stock  GEORGE SHUTT                                  92,450            .33%
              Director
              17582 Meridith Dr.
              Santa Ana, CA  92705
Common Stock  SIGURD "MORRIS" MATHISEN                      81,750            .30%
              Vice-President
              6415 N. Fleming
              Spokane, WA  99208
Common Stock   ALL DIRECTORS and                        12,985,500           46.17%
               Executive Officers as a group
               (5 persons) as of the date of this Proxy

No other stockholder owns more than 5% of Ramex's voting securities. If the reorganization referenced herein is effected, the shares of Ramex will be owned as follows:

                                                   Security Ownership
Title              Name and Address                 Amount and Nature       Percent
of Class          of Beneficial Owner           of Beneficial Ownership     of Class
------------  --------------------------       ------------------------   ------------
Directors  and  Executive  Officers:
Common Stock   DIANE WASSERMAN (1)                       9,212,043             87.7%
               President, Chief Executive
               3813 Embassy Court
               Palm Harbor, Florida 34685
Common Stock   PHILLIP WASSERMAN(1)                      9,212,043             87.7%
               Director
               3813 Embassy Court
               Palm Harbor, Florida 34685
Common  Stock  ALL  DIRECTORS and Executive
               Officers as a group (expected
               to be four persons as of the
               date of this Proxy Statement)             9,212,043             87.7%

(1) The shares of common stock are held by Diane Wasserman. Phillip Wasserman is the husband of Diane Wasserman and is therefore regarded as the beneficial owner of the securities held by Ms. Wasserman.

SECTION  16  REPORTS

     The requirements imposed by Section 16(a) of the Securities Exchange Act of 1934, as amended, provide that Ramex's Officers and Directors, and persons who own more than ten percent of Ramex's Common Stock, file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5) with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Ramex with copies of all such forms they file. Based solely on its review of the copies of such forms received, Ramex believes that during its fiscal year ended January 31, 2000, the above referenced forms were filed on a timely basis.

ATTENDANCE  OF  SEATED  DIRECTORS  AT  1999  DIRECTOR  MEETINGS

     During Ramex's fiscal year ended January 31, 2000, the Board held three meetings. Of the current directors, all attended at least 75% of those meetings. The Board held no separate committee meetings during that year.

REMUNERATION  OF  DIRECTORS  AND  OFFICERS
------------------------------------------

For the fiscal year ended January 31, 2000, Maynard Moe, President of Ramex, received total compensation of $12,000. None of the other officers of Ramex received cash or other compensation. The directors of Ramex received no compensation for services rendered to Ramex during the fiscal year ended January 31, 2000.

Stock  Option  and  Compensation  Bonus  Plan:

     Ramex's Stock Option and Compensation Bonus Plan (the "Plan") authorizes 3,000,000 shares of Common Stock for issuance to directors, officers, key-employees, consultants and advisors who contribute materially to the success and profitability of Ramex and who provide key services, consultation or advice to Ramex. As of January 31, 1991, 666,666 shares had been issued pursuant to the Plan. No shares have been issued since that time. The Plan is intended to advance the interests of Ramex by encouraging and enabling the directors, officers, key employees, consultants and advisors to acquire and retain a proprietary interest in Ramex by ownership if its stock.

     The Plan is administered by the Board of Directors. The exercise price of each option is to be not less than 76% of the fair market value of the Common Stock on the date of grant or issuance. An option may be exercised for the following maximum amounts: 33% of the amount granted any time at least six months subsequent to the date of grant, an additional 33% of the amount granted any time at least 15 months subsequent to the date of grant, an additional 34% of the amount granted any time at least 27 months subsequent to the date of grant.

     Options under the Plan may not be sold, pledged, signed, hypothecated, transferred or otherwise disposed of and are exercised only by the Optionee or upon his death by his legal representative.

     In the event of termination for cause of an Optionee's employment with Ramex, the options shall expire immediately upon such termination. If the Optionee dies during his employment with Ramex, his options shall be exercisable by his personal representative to the extent the Optionee would have been entitled to exercise such option if he had continued to live and be in such employment, for the lesser of one year after his death or for the remaining term of the option.

     If the reorganization is effected as contemplated herein the Plan will be terminated and replaced with a new stock option plan.

INTEREST  OF  MANAGEMENT  AND  OTHERS  IN  CERTAIN  TRANSACTIONS
----------------------------------------------------------------

     Except with respect to the matters referenced above under "Conflict of Interest of Members of the Board and Others", there have been no transactions or series of transactions, or proposed transactions during the last fiscal year to which Ramex is a party in which any director, nominee for election as a director, executive officer or beneficial owner of five percent or more of Ramex's common stock, or any member of the immediate family of the foregoing had or is to have a direct or indirect material interest exceeding $60,000.

MATTERS  TO  BE  CONSIDERED  AT  THE  SPECIAL  SHAREHOLDERS'  MEETING
---------------------------------------------------------------------

ITEM  NO.  1  -  REVERSE  SPLIT  OF  OUTSTANDING  SHARES

     The Board of Directors is recommending that the shareholders approve a reverse split of the issued and outstanding shares of the common stock of Ramex on a one for thirty basis (1 for 30). The split will have no material effect on the relative rights of the holders of the outstanding common stock. Following the reverse split, 30 shares of currently outstanding common stock will equal one share of post split outstanding common stock. All fractional shares of stock will be rounded up to the next whole share. The purpose of effecting the reverse split is to create a market price for the common stock of Ramex that is more acceptable for purposes of trading in Ramex common stock and creates the possibility of a more attractive listing for the stock. In the past, Ramex common stock has traded for as low as .01. The Board sees no disadvantages in effecting this reverse stock split.

ITEM  NO.  2  -  AGREEMENT  AND  PLAN  OF  REORGANIZATION  WITH
SPORTSSPORTS.COM,  INC.  AND  ITS  SHAREHOLDERS

     The Board of Directors is unanimously recommending that the shareholders approve and ratify the Agreement and Plan of Reorganization as adopted by the Board of Directors, to effectuate a reorganization of Ramex whereby the shareholders of SportsSports.com, Inc. would become shareholders of Ramex, and SportsSports.com, Inc. would become a wholly-owned subsidiary of Ramex. Maynard Moe, President and a member of the Board of Directors of Ramex, has a conflict of interest with respect to the transaction. See "Conflicts of Interests of Members of the Board and Others."

     The Board of Directors of Ramex has concluded that the terms of the reorganization are fair to the Ramex shareholders for the reasons set forth in "Background of Transaction". Ramex has been inactive for the past eight years, and the Board of Directors of Ramex believes that the internet business engaged in by SportsSports.com, Inc. has substantial upside potential if the surviving entity is able to obtain an additional capital infusion to fund its growth. See "Risk Factors."

BACKGROUND  OF  TRANSACTION
---------------------------

     For the past several years, Ramex sought unsuccessfully to raise capital or enter into a joint venture arrangement to fund its oil gasification process. To fund the administrative costs of operating a dormant public corporation, Ramex privately sold its common stock at a price of $.01 per share. The Board concluded that the dilution caused by these private offerings coupled with Ramex's lack of success in obtaining funding for its former business warranted exploring other strategic alternatives. Because of its public (and dormant) status, Ramex had received numerous inquiries regarding whether Ramex would be interested in effecting a reverse merger with a private operating company. The Board decided to explore this possibility. Terry Dunne, who was aware of Ramex's situation, contacted Ramex with several potential merger candidates, including SportsSports.com, Inc. Most of the companies proposed a merger involving a more substantial dilution for Ramex shareholders (leaving the Ramex shareholders with between a 3% and 10% interest in the surviving entity) than proposed by SportsSports (leaving the Ramex shareholders with between a 10% and 20% interest in the surviving entity). SportsSports also offered to fund the payment of Ramex's existing liabilities (up to $130,000). In late September, 1999, the president of Ramex, Maynard Moe, and the president of SportsSports.com, Phillip Wasserman, were introduced by Terry Dunne. See Conflicts of Interest of Members of the Board and Others, above. Maynard Moe and Mr. Wasserman, on behalf of their respective companies, negotiated the terms of the transaction during the fall of 1999. Mr. Dunne and Eric Moe, the son of Maynard Moe, assisted Mr. Wasserman and Maynard Moe in structuring the transaction. During the month of November, Mr. Wasserman and Maynard Moe had more than twenty telephonic meetings during which the business of SportsSports, its management team, the structure of the transaction and a mutually acceptable equity exchange ratio, among other things, were discussed. The Ramex Board was not only impressed with the exchange ratio suggested by SportsSports, but was also impressed by the SportsSports business plan and management team, viewing the possibilities in SportsSports industry more attractive than the businesses of certain other merger candidates in other industries (e.g., trucking, insulation and oil). The Agreement and Plan of Reorganization, dated as of November 22, 1999, was executed by the parties on January 7, 2000. Pursuant to the Reorganization Agreement, Ramex will acquire all of the outstanding common stock of SportsSports.com, Inc. (a Florida Corporation) and SportsSports.com will become a wholly-owned subsidiary of Ramex. The agreement provides for the issuance of 9,212,043 shares (87.7% of the post reverse split) of the common stock of Ramex to the shareholders of SportsSports.com, and the issuance of 350,000 shares (post reverse split) to two individuals as consulting fees in regard to this transaction. These shares of common stock have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be resold unless the shares are registered under the Act or an exemption from such registration is available.

     The entire text of the Agreement and Plan of Reorganization is being furnished with this proxy statement.

RAMEX  SYNFUELS  INTERNATIONAL,  INC.
-------------------------------------

     Information on the business of Ramex is contained in Item 1 of Part I of the amended Form 10-K (which is attached to the Proxy Statement) of Ramex for the fiscal year ended January 31, 2000, and is incorporated herein by reference.

THE  BUSINESS  OF  SPORTSSPORTS.COM
-----------------------------------

     SportsSports.com, Inc. is a Florida corporation which was incorporated on September 14, 1999, and which primarily conducts business on the Internet as Sportsend.com. The corporate headquarters are located in Clearwater, Florida.

      SportsSports.com, Inc. owns and operates an Internet site that offers for sale sports collectibles and memorabilia, clothing, sports merchandise, and sporting equipment on the Internet. Additionally, assuming adequate capital is raised following the reorganization, SportsSports plans to offer outdoor and recreational items, sports related toys, sports vacation packages, and to expand into the health and fitness markets through the addition of exercise equipment, fitness videos and nutritional and dietary supplements to its product line. The products offered by SportsSports.com, Inc. on its website will hereinafter be referred to as the "Sports Products." In addition to retail sales,
SportsSports.com, Inc. plans to operate an auction of certain of its merchandise online ( together with the online retail sale of Sports Products, the "Business"). The mission of SportsSports.com, Inc. is to provide top-quality Sports Products to fans, athletes and sportspeople over the Internet utilizing the latest technology available to create an atmosphere of entertainment and one stop shopping.

Electronic  Commerce
--------------------
     The Internet is an increasingly important medium for commerce. Although a small part of the whole, the e-commerce segment is one of the fastest growing segments of U.S. economy. The following statistics are illustrative:

- Forrester Research estimates that online purchases by U.S. consumers will grow from approximately $20 billion in 1999 to $184 billion by 2004, representing a compound annual growth rate of 56%.

- According to Forrester Research, it is projected that U.S. consumers will purchase $4.2 billion of sporting goods online in 2004.

     In addition to its widespread prevalence, e-commerce offers several advantages to SportsSports.com, Inc. over the traditional store-based sports merchandise retailers. First, because online retailers are not constrained by shelf space, they are able to "display" a large number of products at lower cost. In addition, online retailers can more easily and frequently adjust their featured selections and editorial content and pricing, thereby providing significant merchandising flexibility. Online retailers also benefit from the ability to reach a large group of customers from a central location, thus exploiting the potential for low-cost customer interaction. Unlike traditional retail channels, online retailers do not have the burdensome costs of managing and maintaining a retail store infrastructure or the significant printing and mailing costs of catalogs. Finally, online retailers also can more easily obtain demographic and behavioral data about customers, increasing their opportunities for targeted marketing and personalized services.

Sporting  Goods  Industry
-------------------------
     SportsSports.com, Inc. believes that the sporting goods industry is rapidly growing. According to the Sports Business Research Network, total U.S. retail sales of sporting goods were approximately $77 billion in 1998 and has grown at a 6.8% compound annual rate since 1994. Moreover, according to the Sporting Goods Manufacturer's Association, the number of people who actively participate in sports, fitness and outdoor activities grew 19% from 68.5 million in 1987 to
81.6  million  in  1996.

     SportsSports.com, Inc. believes that the traditional store-based retail stores are limited in that mass merchant retailers and discount stores often offer attractive pricing but offer only a select few of each manufacturer's product line and lack trained, knowledgeable sales people. Local and regional chain stores often have a broader line of branded products, but lack extensive product knowledge at the individual store level. Specialty stores such as golf and ski shops may offer better customer service, but charge higher prices and traditionally have a narrower selection of products. Mail order catalogers typically focus on one extensive selection or in-depth product information. Based on the foregoing, SportsSports.com, Inc. believes that the traditional retail channel for sporting goods fails to satisfy fully consumers' desire for selection, product information, expert advice, personalized service and convenience.

The  "Sports  Village"Website  and  Technology
----------------------------------------------
     SportsSports.com,  Inc.'s  website  is  located at www.sportsend.com.   The
website is secure (customer information is not obtainable by third parties) through membership in Verisign. There are no current link arrangements with other websites, but the website is listed in several search engines.

     SportsSports.com, Inc. is in the process of building a virtual "Sports Village," or sports community, which will consist of six sections or individual "sites" consisting of (1) Exclusive Sports Collectibles and Merchandise; (2) Sporting Goods; (3) Fitness and Nutrition; (4) Outdoors and Recreation; (5) Travel; and (6) Auction. As of the date of this Proxy Statement, the Sports Village is still being constructed. The only products currently available on SportsSports.com, Inc.'s website are sports collectibles and merchandise, clothes, and a limited number of sporting goods. Upon full implementation of its proposed technology and site plans, SportsSports.com, Inc. intends that the site will provide for a value-added shopping experience complete with online "chat" rooms with sports personalities and a vast selection of Sports Products.

     (1) Sports Collectibles and Merchandise Community. This section of the site is currently operational and is targeted to the serious sports enthusiast. It consists of chat rooms, weekly trivia contests with prizes, monthly prize giveaways and offers exclusive sports collectibles and merchandise such as autographed sports equipment and original and limited edition artwork. Additionally, SportsSports.com, Inc. intends to implement a section for each professional sports team and the major college teams featuring team-specific merchandise and weekly columns written by representative athletes or famous alumni. SportsSports.com, Inc. anticipates that this content will entice shoppers to return each week to read what their sports heroes have to say as well as build traffic and sales and further the sports community concept. SportsSports.com, Inc. intends to contract directly with individual athletes to author individual columns. However, as of the date of this Proxy Statement, SportsSports.com, Inc. has not entered into any written contract or other formal arrangement with any representative athlete or famous alumnus to write the columns and there is no indication that it will be able to do so.

     (2) Sporting Goods Community. SportsSports.com, Inc. plans to offer a wide variety of traditional sporting goods equipment (such as bats, footballs and golf clubs) from sports such as auto racing, hockey, football, baseball and basketball; clothing; outdoor and recreation equipment; fitness videos and equipment; dietary and nutritional supplements; and sports-related toys. As of the date of this Proxy Statement, this portion of SportsSports.com, Inc.'s website offers only limited sporting goods, and clothes. Although SportsSports.com, Inc. intends to add the additional sporting goods to its product line, there is no guarantee that it will be able to do so, or, if it is able to do so, that SportsSports.com, Inc. will generate any meaningful revenues from the sale of such additional sporting goods.

     (3) Nutrition and Fitness Community. This community will be the "wellness" portion of SportsSports.com, Inc.'s web site and will feature sports nutritional supplements and vitamins, workout apparel and equipment, dietary tips and healthy recipes (the "Wellness Products"). SportsSports.com, Inc. believes that nutritional supplements have a very strong market and are high margin products. As of the date of this Proxy Statement, this portion of the site is not yet operative. It is anticipated that substantial capital will need to be expended to obtain and integrate the software technology necessary to fully implement this component into the website, and there is no guarantee that the site will ever or be operative, or, if it is operative, that SportsSports.com, Inc. will generate any meaningful revenues from the sale of Wellness Products.

     (4) Outdoor and Recreation Community. SportsSports.com, Inc. is in the process of creating an outdoor sportsman and recreation site that will include high-end ski, hiking, fishing, hunting, camping, and outdoor apparel and recreation equipment. SportsSports.com, Inc. projects that this portion of its website will become operational in late 2001and anticipates that it will offer in excess of 100,000 outdoor and recreational Sports Products by the end of year 2001. It is anticipated that substantial capital will need to be expended to obtain and integrate the software technology necessary to fully implement this component into the website, and there is no guarantee that the site will ever or be operative, or, if it is operative, that SportsSports.com, Inc. will generate any meaningful revenues from the sale of outdoor and recreation equipment and merchandise.

     (5) Auction. SportsSports.com, Inc. intends to create a 24 hour a day, 7 day a week, auction portion of its website whereby SportsSports.com, Inc. will accept bids and auction sports related collectibles and memorabilia. SportsSports.com, Inc. believes that the auction will serve to direct traffic to its website and will be profitable. It is anticipated that substantial capital will need to be expended to obtain and integrate the software technology necessary to fully implement this component into the website, and there is no guarantee that the site will ever or be operative, or, if it is operative, that SportsSports.com, Inc. will generate any meaningful revenues from the auction of its merchandise.

     (6) Travel. SportsSports.com, Inc. intends to offer many types of sports oriented travel, including cruises and safaris. This section of the site will offer packaged travel vacations including accommodation, tickets, and transportation to various sporting events. It is anticipated that substantial capital will need to be expended to obtain and integrate the software technology necessary to fully implement this component into SportsSports.com, Inc.'s web site and there is no guarantee that the site will ever be operative, or, if it is operative, that SportsSports.com, Inc. will generate any meaningful revenues from the sale of travel packages.

     SportsSports.com, Inc. anticipates that its website will feature the very latest in web technology. Utilizing the proceeds of its anticipated private offering of common stock of Ramex (the successful completion of which is uncertain), SportsSports.com, Inc. plans to purchase and implement new hardware and software. SportsSports.com, Inc. plans on purchasing and implementing a state of the art IBM e-commerce platform with a fully integrated backend accounting and order fulfillment system. SportsSports.com, Inc. also intends on purchasing IBM hardware. Some of the features of the proposed system include:

     - Product Cross Selling. As products are added to the website shopping cart, the system will recommend other products which compliment the purchase. For example, if the product to be purchased is a football, the system will recommend a football carrying case.

     - Product "Up" Selling. As products are added to the website shopping cart, the system will recommend other products which cost more money or perhaps have a better profit margin but are along the same theme of the original item. For example, if the product to be purchased is a Pete Rose signed statistics baseball, the system may recommend a matching Pete Rose signed statistics jersey and baseball combination at a lower price for the package.

     -     Gift  Service.   Customers  browsing for a gift for someone can input
specific information about the individual's preferences and a price range. The system will make suggestions based on this information.

     - Ordered Listings. When individuals choose to search the site they may get a listing of products based on their search criteria. The system will ensure that the products at the top of the list are items of the highest interest.

     - Daily Specials. The system will provide daily specials based on who is browsing on the site. The daily special for one viewer may not be the same as what another viewer is looking at based on the viewer's interest. This feature will only work for guests who have visited the site before. If it is a first time visit, the system will show an item that historically is very popular.

     Other features may include customer order tracking online, gift certificates, special tiered and membership pricing and an auction site.

The  Sports  Products
---------------------
     There are currently over 10,000 Sports Products available on SportsSports.com, Inc.'s website. These Sports Products include exclusive sports collectibles and merchandise, sporting goods, and clothes. SportsSports.com, Inc. plans to add an additional 25,000 Sports Products by the end of the year 2001, including sports related toys, outdoor and recreational equipment for fishing, skiing, hiking, hunting, and camping, sports equipment for working out, nutritional and dietary supplements geared for the athlete, sports related toys, and sports vacation packages. SportsSports.com, Inc. believes that it occupies a unique niche in the sporting goods industry because it offers traditional sporting goods such as clothes and sporting equipment as well as high-end collectibles such as one of a kind sports memorabilia, sports collectibles and original art.

     Exclusive  Sports  Collectibles  and  Merchandise

      SportsSports.com, Inc. presently offers and plans to continue to offer specialty sports collectibles and merchandise which SportsSports.com, Inc. believes are not currently available in the traditional retail sports store arena or through other e-commerce entities. These exclusive items include signed memorabilia obtained through SportsSports.com, Inc.'s contacts with athletes and sports personalities and original sports-related artwork by artists such as Peter Max. SportsSports.com, Inc. also presently offers exclusive merchandise such as animation cells; autographed plaques, helmets and jerseys; and original and limited edition sports related artwork. SportsSports.com, Inc. believes that the advantages of offering unique sports memorabilia and artwork are (i) exclusivity, (ii) high profit margins, (iii) high customer demand, and
(iv)  repeat  business  from  satisfied  customers.

     There can be no guarantee that SportsSports.com, Inc. will be able to procure a sufficient supply of original exclusive Sports Products to satisfy customer demand for such items or that it will be able to generate a profit from the sales of exclusive sports collectibles and merchandise.

     SportsSports.com, Inc. is an authorized reseller for Antigua Sportswear (Clothing). Additionally, it represents a host of other clothing and merchandise vendors including Mounted Memories (Specialty Memorabilia), Suntime \ Links Walker (Merchandise and Jewelry), Steiner Sports (Memorabilia) and Mitchell & Ness (Clothing). Although SportsSports.com, Inc. anticipates that it will be able to obtain an adequate supply of Sports Products from manufacturers and vendors, SportsSports.com, Inc. has no written supply or other contracts with any Sports Products manufacturer or vendor, and there can be no guarantee that it will be able to obtain sufficient quantities of quality merchandise on acceptable commercial terms to SportsSports.com, Inc

     Marketing

     SportsSports.com, Inc.'s intention is to establish itself as a primary global brand for retail sporting goods, and in so doing, ensure repeat visits, and repeat sales, from satisfied customers. SportsSports.com, Inc. intends to use a combination of traditional and online marketing strategies to maximize its brand recognition:

     - Online Advertising. SportsSports.com, Inc. intends to continue establishing relationships with major online shopping portals to market Sports Products to shoppers and to build brand awareness. Portals are Internet sites that contain their own channels and provide access to the rest of the Internet. Most people connect to the web through portals. As such, portals are critical to SportsSports.com, Inc.'s plan to build awareness of its brand and direct traffic to its website. SportsSports.com, Inc. currently has a pending contract with ABOUT.COM to obtain prominent positioning on each page of ABOUT.COM's sports portal. SportsSports intends to finalize this contract following the completion of the reorganization.

     - Television, radio, and print advertising. SportsSports.com, Inc. intends to use a mix of traditional media to build brand awareness. SportsSports.com, Inc. is currently planning a nationwide television campaign and is currently in negotiations to conduct a nationwide radio campaign, payment for which will be based on a percentage of SportsSports.com, Inc.'s sales. SportsSports.com, Inc. also plans to brand its website on radio shows such as Howard Stern, Jim Rome, Rush Limbaugh, and other national radio programs. However, as of the date of this Proxy Statement, SportsSports.com, Inc. has not entered into any formal arrangements for either television or radio advertising. Additionally, inclusion of the names of the radio personalities listed in this paragraph is in no way an endorsement by these individuals of SportsSports.com, IncSportsSports.com, Inc. also plans to produce a monthly newsletter that it will send to select customers. The newsletter will inform customers of new products, special events and promotions, and new features available on SportsSports.com, Inc.'s site.

     - Promotions and events. SportsSports.com, Inc. plans on conducting promotions and events such as hosting live Internet signings of memorabilia with sports personalities. SportsSports.com, Inc. intends that these signings will be major media events and will allow SportsSports.com, Inc. to collect a large number of customer names and email addresses. Additional promotions on the site will include give-aways, sports-related sweepstakes and trivia contests with prizes. Although SportsSports.com, Inc. is presently negotiating with sports personalities and athletes, as of the date of this Proxy Statement, SportsSports.com, Inc. has not yet entered into any formal contracts with any athlete or sports personality to conduct live internet signings.

     - Auctions. SportsSports.com, Inc. plans on auctioning its Sports Products at various auction sites on the Internet. SportsSports.com, Inc. believes that posting thousands of products on the highly popular auction sites will serve to both promote SportsSports.com, Inc.'s "Sports Village" website and help to build brand recognition for SportsSports.com, Inc

     - E-mails. SportsSports.com, Inc. intends on developing a large customer e-mail data base. By conducting trivia contests and other promotions, SportsSports.com, Inc. intends to acquire a large quantity of e-mail addresses and personal information regarding individual customers' sport-specific preferences. Additionally, SportsSports.com, Inc. plans on offering membership to its website entitling the member to participate in certain promotions and contests. In exchange, SportsSports.com, Inc. will receive its members' e-mail addresses and sport-specific preferences. SportsSports.com, Inc. then intends to employ technology which will target returning customers and make specific offers to them based on their purchase history, sports preferences, and shopping behavior.

Product  Fulfillment
--------------------
     SportsSports.com, Inc. houses inventory at its warehouse in Clearwater, Florida and relies heavily on common carriers such as United Parcel Service and the U.S. Postal Service to deliver its customers' orders. Additionally, some shipments are made directly from the manufacturers or vendors to the customer. SportsSports.com, Inc. uses its own personnel to monitor and manage the billing, packaging, and delivery of the Sports Products to ensure customer satisfaction and repeat sales and plans to implement software to aid in product fulfillment.

Competition
-----------
     Competitors vary in size and in scope and in the breadth of the sports related products offered. The Internet industry in general is intensely competitive and several Internet sports merchandise retailers exist. Additionally, SportsSports.com, Inc. competes with a variety of traditional store-based companies and catalogue companies as well as with manufacturers. SportsSports.com, Inc.'s current competitors include:

-     online  retailers  including  FOGDOG,  Inc.,  Dsports,  MVP, NFL and ESPN;

- traditional, store-based national chain athletic footwear retailers such as Just for Feet;

-     discount  stores  such  as  Target  and  Kmart;

- traditional, store-based, national chain sporting goods retailers such as The Sports Authority and the Venator Group (Footlocker brands and Champs);

-     manufacturers selling sporting goods online such as K-Swiss and Patagonia;

-     catalog  sporting  goods  retailers  such as Eastbay, TSI and Edwin Watts;

-     numerous  local  sporting  good  stores.

     SportsSports.com, Inc. believes that its competitive edge in the Internet sports merchandise market will be its unique "Sports Village" concept and its ability to provide a wide variety of Sports Products including unique sports memorabilia and art which SportsSports.com, Inc. believes is not currently available through any other online or traditional store-based sports merchandise retailer. However, the sports merchandise industry is intensely competitive and many traditional store based competitors and online competitors have larger customer bases, larger operating histories, established relationships with suppliers and manufacturers, and greater financial resources than SportsSports.com, Inc. Accordingly, there can be no assurance that SportsSports.com, Inc. will be able to compete with current or potential competitors.

Employees
---------
     SportsSports.com, Inc. currently employs three executive officers: Phillip Wasserman, Eric Colangelo, and James T. Pollock. SportsSports.com, Inc.'s present staff consists of thirteen full-time employees, four of which are full-time programmers. SportsSports.com, Inc. anticipates hiring approximately twelve salespeople by the end of 2001 and two employees to work in product fulfillment at SportsSports.com, Inc.'s warehouse.

Facilities
----------
     SportsSports.com, Inc. is conducting its operations from a 6,500 square foot corporate headquarters located in Clearwater, Florida which consists of office and warehouse space. SportsSports.com, Inc. pays monthly rent in the amount of approximately $6,500 for the use of such premises. It is anticipated that by the end of the year 2001, an additional 20,000 square ft. will be needed for business expansion. It is uncertain at this time whether the current building will allow for expansion or if relocation will be required.

Risk  Factors
-------------
     In addition to the risks described elsewhere in this Proxy Statement, the following are certain additional risks in connection with the business of SportsSports.

     DEVELOPMENT STAGE COMPANY; LACK OF MEANINGFUL REVENUES; SIGNIFICANT AND CONTINUING LOSSES; EXPLANATORY PARAGRAPH IN INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS REPORT. SportsSports.com, Inc. was organized on September 14, 1999 and is in the development stage. Since its inception, SportsSports.com, Inc. has been primarily engaged in the development of its Internet site, the establishment of relationships with manufacturers of Sports Products and limited sales of Sports Products. Accordingly, SportsSports has a limited operating history upon which an evaluation of SportsSports' performance and prospects can be made. Such prospects must be considered in light of the numerous risks, expenses, problems, and difficulties typically encountered in establishing a new business. SportsSports has, as of January 31, 2000, generated limited revenues of $370,130 from the sale of Sports Products. It is unable to predict whether it will generate any meaningful revenues for the foreseeable future. SportsSports incurred a net loss of $111,015 for the period beginning September 14, 1999 (date of inception) to January 31, 2000 (its fiscal year end). There can be no assurance that SportsSports will generate significant revenues or achieve profitable operations. SportsSports' independent auditors have included an explanatory paragraph in their report on SportsSports' financial statements, stating that certain factors raise substantial doubt about SportsSports' ability to continue as a going concern. See the SportsSports financial statement beginning on page 33 of this Proxy Statement.

     SIGNIFICANT CAPITAL REQUIREMENTS; DEPENDENCE ON PROCEEDS FOR PLAN OF OPERATIONS; CONTINUING NEED FOR ADDITIONAL FINANCING. SportsSports' capital requirements have been and will continue to be significant and its cash requirements have been exceeding its cash flow from operations. SportsSports estimates that it will need to raise approximately $1,000,000 in additional funds within the 12 month period following the reorganization date to fund its near term planned business activities and approximately an additional $7,000,000 to $9,000,000 in the following year to fund the other business activities referenced in this Proxy Statement. See "Management's Discussion and Analysis." There can be no assurance that any additional financing will be available to SportsSports when needed, or on commercially reasonable terms, or at all. Any inability to obtain additional financing when needed could have a material adverse effect on SportsSports, requiring it to curtail and possibly cease its operations.

     RELATIONSHIPS WITH MANUFACTURERS. SportsSports relies heavily on its relationships with manufacturers to stock the Sports Products SportsSports' customers order. SportsSports does not have any written contractual relationship with any manufacturer and its current arrangements with manufacturers do not guarantee the availability of merchandise or establish guaranteed prices or pricing practices. Accordingly, there can be no assurance that SportsSports will be able to continue to obtain sufficient quantities of quality merchandise on commercially acceptable commercial terms or at all. Some key manufacturers have established their own online retailing efforts which may affect SportsSports' ability to acquire sufficient product supply and could result in a decision by such manufacturers not to allow SportsSports to offer their products through SportsSports' website.

     FULFILMENT OF PURCHASE ORDERS. SportsSports relies on common carriers to fulfill orders including United Parcel Service and the U.S. Mail for product shipments. SportsSports is therefore subject to the risk that labor shortages, strikes, inclement weather or other factors may limit the ability of such carriers to meet SportsSports' shipping and delivery needs. In such event SportsSports may not be able to arrange for alternative carriers on a timely basis or upon commercially favorable terms or at all resulting in damage to SportsSports' operations.

     RELATIONSHIPS WITH CERTAIN ONLINE PORTALS. SportsSports relies on its current relationships and anticipated relationships with Internet portals such as ABOUT.COM and other online services, search engines and directories to drive traffic to its website. Any breakdown in these relationships could result in decreased traffic on SportsSports' website and a corresponding decrease in sales.

     COMPETITION. Competitors vary in size and in scope and in the breadth of the sports related products offered. The Internet industry in general is intensely competitive and several Internet sports merchandise retailers exist. Additionally, SportsSports competes with a variety of traditional store-based companies and catalogue companies as well as with manufacturers. SportsSports' current competitors include:

-     online  retailers  including  FOGDOG,  Inc.,  Dsports, MVP, NFL, and ESPN;

- traditional, store-based national chain athletic footwear retailers such as Just for Feet;

-     discount  stores  such  as  Target  and  Kmart;

- traditional, store-based, national chain sporting goods retailers such as The Sports Authority and the Venator Group (Footlocker brands and Champs);

-     manufacturers selling sporting goods online such as K-Swiss and Patagonia;

-     catalog sporting goods retailers such as Eastbay, TSI and Edwin Watts; and

-     numerous  local  sporting  good  stores.

     SportsSports believes that its competitive edge in the Internet sports merchandise market will be its unique "Sports Village" concept and its ability to provide a wide variety of Sports Products including unique sports memorabilia and art, which SportsSports believes is not currently available through any other online or traditional store-based sports merchandise retailer. However, the sports merchandise industry is intensely competitive and many traditional store-based competitors and online competitors have larger customer bases, larger operating histories, established relationships with suppliers and manufacturers, and greater financial resources than SportsSports. Accordingly, there can be no assurance that SportsSports will be able to compete with current or potential competitors.

     Membership  Interest  in  SportsIdols.com,  LLC;  litigation.

SportsSports.com, Inc. had expected to derive a substantial portion of its revenues from the sale of exclusive sports collectibles, sports memorabilia and artwork pursuant to its interest in that certain Operating Agreement, dated

October 12, 1999, by and between Bethesda Investments, LLC, f/k/a KP, LLC, and Phillip Wasserman, as amended, as assigned by Mr. Wasserman to SportsSports.com, Inc. SportsIdols.com, LLC, formerly known as Sports Editions LLC, was formed pursuant to this Operating Agreement. SportsIdols.com, LLC has numerous contracts with sports personalities, artists and athletes to procure sports collectibles, memorabilia and artwork. Proceeds from these sales were to be distributed in accordance with the Operating Agreement to Bethesda Investments, LLC , f/k/a KP, LLC and SportsSports.com, Inc., as partial assignee of Mr. Wasserman's interests thereunder.

      On or around June 12, 2000, SportsSports.com, Inc. and Mr. Wasserman filed a lawsuit in the United States District Court, Middle District of Florida, Tampa Division, against Ronald Paul, manager of Bethesda Investment, LLC, f/k/a KP, LLC. The complaint alleges, among other causes of action, that Mr. Paul sold products belonging to SportsIdols.com, LLC through another venture to other than SportsIdols.com, Inc. customers in violation of the Operating Agreement. An answer was filed on July 14, 2000 denying the substantive allegations in the complaint. A similar lawsuit was filed by Mr. Wasserman and SportsSports.com, Inc. against SportsIdols.com, LLC, Bethesda Investments, LLC, f/k/a KP, LLC, and Mr. Paul on July 21, 2000 in the Circuit Court for Montgomery County,
Maryland. The complaint alleges, among other causes of action, that Mr. Paul usurped business opportunities of SportsIdols.com, LLC., breached the Operating Agreement and seeks the appointment of a receiver and the judicial dissolution of SportsIdols.com, LLC. Additionally, SportsSports.com, Inc. and Mr. Wasserman filed a motion for appointment of a receiver and dissolution of SportsIdol.com, LLC and for a preliminary injunction prohibiting Mr. Paul from, among other things, competing with SportsSports.com, Inc. and interfering with the contractual and business relationships of SportsIdols.com, LLC. An answer was filed by the defendants denying the substantive allegations of the complaint. On December 1, 2000, both of these lawsuits were settled with the result that the Operating Agreement was terminated.

     Assuming that additional capital is successfully raised by Ramex following the reorganization (see second risk factor, above), management of SportsSports.com, believes that the termination of the Operating Agreement will not materially affect the revenues generated by SportsSports.com, Inc.

     ABILITY TO MANAGE GROWTH. SportsSports is a development stage company which is in the initial stages of its business plan. SportsSports believes that as its business plan is more fully developed and, thereafter, realized, SportsSports may experience a period of rapid growth that could result in new and increased responsibilities for management personnel and could place a significant strain upon SportsSports' management, operating and financial systems and resources. There can be no assurance that SportsSports' personnel, systems, procedures and controls will be adequate to support SportsSports'
future operations. Any failure to implement and improve SportsSports' operational, financial and management systems during SportsSports' expansion could have a material adverse effect on SportsSports' business, operating results and financial condition.

     DEPENDENCE ON MARKET ACCEPTANCE. SportsSports' revenues will be dependent on the success of its business, which depends, among other things, on rapidly changing market acceptance and use of the Internet, which is difficult to predict and over which SportsSports will have little control. Although it appears that use of the Internet is increasing, there can be no assurance that overall Internet use or product sales via the Internet will continue to grow. If SportsSports is unable to attract and retain a high volume of online customers, SportsSports' business and operating results will be negatively affected. SportsSports may not be able to convert a large number of customers from traditional shopping methods to online shopping for sports merchandise. Specific factors that may prevent widespread customer acceptance and SportsSports' ability to grow revenues, include:

     - Shipping charges, which do not apply to shopping at traditional stores;

- Delivery time associated with Internet orders, as compared to the immediate receipt of products at a physical store;

-     Lack  of  consumer  awareness  of  SportsSports'  online  products;

-     Customer  concerns  about  the  security  of  online  transactions;  and

-     Delays  in  responses to customer inquiries or in deliveries to customers.

     RISK OF SYSTEMS INTERRUPTIONS AND INTERNET SITE CAPACITY CONSTRAINT. The satisfactory performance, reliability and availability of SportsSports' Internet site, transaction processing systems and network infrastructure will be critical to SportsSports' reputation and its ability to attract and retain customers and to maintain adequate customer service levels. From time to time, SportsSports may experience temporary systems interruptions for a variety of reasons, including power failures, software bugs and an overwhelming number of visitors attempting to open SportsSports' website. SportsSports may not be able to correct any such problem in a timely manner. Because SportsSports will outsource certain aspects of its system and because the reasons for a systems interruption may be outside of SportsSports' control, SportsSports may not be able to exercise sufficient control to remedy the problem quickly or at all. A system interruption that results in the unavailability of SportsSports' website or reduced product order fulfillment could result in negative publicity and reduce the volume of goods sold and the attraction of SportsSports' website, which would negatively affect SportsSports' business.

     PROTECTION OF SPORTSSPORTS' INTELLECTUAL PROPERTY IS LIMITED AND UNCERTAIN. SportsSports will rely on a combination of patent, trademark, trade secret and copyright law and contractual restrictions to protect proprietary aspects of its technology. These legal protections afford limited protection for intellectual property and trade secrets. As of the date of this Memorandum, SportsSports had not registered any of its intellectual property at either the federal or state government level. Despite future efforts by SportsSports to protect proprietary rights, unauthorized parties may attempt to copy aspects of SportsSports' website or to obtain and use information that SportsSports regards as proprietary.

     POTENTIAL LIABILITY FOR CONTENT ON WEBSITE. Because SportsSports will post product information and other content on its website, SportsSports could face potential liability for negligence, copyright, patent, trademark, defamation, indecency and other claims based on the nature and content of materials that it posts. Such claims have been brought, and sometimes successfully pressed, against Internet content distributors. In addition, SportsSports could be exposed to liability with respect to the unauthorized duplication of content or unauthorized use of other parties' proprietary technology. Although SportsSports plans to maintain general liability insurance, its insurance may not cover claims of this type or may not be adequate to indemnify SportsSports for all liabilities that may be imposed. Any imposition of liability that is not covered by insurance or is in excess of insurance coverage could harm SportsSports' business.

     SALES TAX. SportsSports does not currently collect sales or similar taxes for physical shipments of goods into states other than Florida and Nevada. However, one or more local, state or foreign jurisdictions may seek to impose sales tax collection obligations on SportsSports and other out-of-state companies that engage in online commerce. If one or more states or any foreign country successfully asserts that SportsSports should collect sales or other taxes on the sale of SportsSports' merchandise, it could adversely affect SportsSports' business.

     GOVERNMENT REGULATION OF INTERNET AND DATA TRANSMISSION OVER INTERNET COULD AFFECT BUSINESS. Laws and regulations directly applicable to communications via the Internet are becoming more prevalent. In addition, the growth and development of the market for online commerce may prompt calls for more stringent consumer protection and copyright protection laws, both in the U.S. and abroad, that may impose additional burdens on companies conducting business online. These laws could expose SportsSports to compliance costs and liability and impose additional burdens on SportsSports' business.

     TRANSMISSION OF CONFIDENTIAL INFORMATION. SportsSports relies on encryption and authentication technology licensed from third parties to protect customers and ensure confidential, secure transmission of customer information such as credit card numbers. New technology could result in a compromise of SportsSports' security devices resulting in misappropriation of a customer's proprietary information, damage to reputation, and interruption of SportsSports' operations. SportsSports could be required to expend significant resources to prevent such security breaches or to deal with problems caused by such breaches.

     PRODUCT LIABILITY. SportsSports sells products made by third parties, some of which may be defective. If any product that SportsSports sells causes physical injury or injury to property, the injured party could bring claims against SportsSports as the retailer of the product. SportsSports' insurance coverage may not be adequate to cover every claim asserted. If a successful claim was brought against SportsSports in excess of SportsSports' insurance coverage, it could harm SportsSports' Business. Even unsuccessful claims could result in the expenditure of funds and management time and could have a negative impact on its business.

     EXPERIENCE OF MANAGEMENT. Although members of SportsSports' management have substantial experience in the fields of e-commerce, marketing, and Sports Product related sales, only Phillip Wasserman, SportsSports' President, has experience operating a company which has as its primary business the development and operation of an Internet site devoted to the retail sale of sports merchandise and sports related art and memorabilia.

     DEPENDENCE UPON KEY PERSONNEL. SportsSports' success is dependent upon the continued active participation of its current executive officers. Loss of the services of one of these executives could have a material adverse effect upon the development of SportsSports' business. SportsSports does not currently have "key-man" life insurance on any of its executive personnel.

PRO  FORMA  SELECTED  FINANCIAL  DATA:

Pro  Forma  Balance  Sheet

                                              October  31,  2000
                        ----------------------------------------------------------------
                        SportsSports.com, Inc.     Ramex     Adjustments    Combined
                        ----------------------  -----------  -------------  ------------
Current  Assets         $             329,294   $       68   $  130,000 (1) $   410,331
                                                             $  (49,031)(2)
Equipment               $              41,982                               $    41,982
Other  Assets           $             201,701                $ (140,104)(3) $    61,597
Total  Assets           $             572,977   $       68   $  (59,135)    $   513,910
Current  Liabilities    $           1,285,546   $   49,035   $  (49,035)(2) $ 1,285,546
Long Term Liabilities   $             107,396                               $   107,396
Commitments and
  Contingencies                                  $  10,100   $  (10,100)(2)
Stockholders'  Equity   $            (819,965)   $ (59,067)                 $  (879,032)
Total Liabilities and
 Stockholders' Equity   $             572,977    $      68   $  (59,135)    $   513,910

(1) Proceeds from trust account for purpose of liquidation of Ramex liabilities
(2)     Liquidation  of  Ramex  liabilities
(3)     Deposit  on  corporation  shell

PRO  FORMA  INCOME  STATEMENT

                                           January  31,  2000
                        ----------------------------------------------------------------
                        SportsSports.com, Inc.     Ramex     Adjustments    Combined
                        ----------------------  -----------  -------------  ------------
Revenue                 $             370,130                               $   370,130
Gross  Profit           $             136,744                               $   136,744
Expenses                $             247,759   $   20,783                  $   268,542
Net  Loss               $            (111,015)  $  (20,783)                 $  (131,798)
Net Loss Per Common
  Share                 $              (11.10)        (NIL)                 $     (0.01)

PRO  FORMA  INCOME  STATEMENT

                                   February 1, 2000 through October 31, 2000
                        ----------------------------------------------------------------
                        SportsSports.com, Inc.     Ramex     Adjustments    Combined
                        ----------------------  -----------  -------------  ------------
Revenue                 $             430,122                               $   430,122
Gross  Profit           $             166,461                               $   166,461
Expenses                $             875,411   $   36,933                  $   912,344
Net  Loss               $            (708,950)  $  (36,933)                 $  (745,883)
Net Loss Per Common
  Share                 $              (70.90)        (NIL)                 $     (0.07)


Changes  in Common Stock - as a result of revenue stock split and reorganization

                                             SportsSports.com         Ramex
                                             -----------------     ------------

July 31, 2000 common shares outstanding                             28,138,765
                                             -----------------     ------------
Post  Reorganization                                  10,000
Reverse Stock Split, 1 for 30 basis                                    937,957
Exchange for SportsSports.com existing Stock         (10,000)        9,212,043
New Stock issued as Consulting Agreement                               350,000
                                             -----------------     ------------
                                                         -          10,500,000
                                             =================     ============

1)   Supplementary  Financial  Information:

     Please refer to enclosed audited financial statements as of January 31, 2000.

2) Selected Financial Data for SportsSports.com, Inc. for the following period (September 14, 1999 (date of inception to January 31, 2000):

                                September  14,  1999
                               (date of inception) to      Nine  months
                                   January  31,  2000   ended October 31, 2000
                               ----------------------   ----------------------
Revenues                       $             370,130    $             430,122
Net  Loss                      $            (111,015)   $            (708,950)
Net  Loss  Per  Share          $              (11.10)   $              (70.90)
Current  Assets                $             140,140    $             329,294
Current  Liabilities           $             353,116    $           1,285,546
Long  Term  Liabilities        $              50,000    $             107,396
Working Capital Deficiency     $             212,976    $            (956,252)
Total  Assets                  $             292,101    $             572,977
Stockholders'  Deficit         $            (111,015)   $            (819,965)

3) Management's Discussion and Analysis of Financial Condition and Results of Operations:

     As of October 31, 2000 SportsSports had current assets of $329,294 and current liabilities of $1,285,546 for a negative working capital of $956,252. Total assets were $572,977 and total liabilities were $1,392,942. During the period from inception (September 14, 1999) through January 31, 2000 and for the first nine months of fiscal year 2001, respectively, SportsSports had sales of $370,130 and $403,122, respectively, and a gross profit of $136,744 and $166,461, respectively. Operating expenses for those periods were $247,759 and $875,411, respectively. The majority of these expenses consisted of marketing
($105,432 for the year of inception and $200,494 for the nine months) and salaries ($98,706 for the year of inception and $398,162 for the nine months).

     The President of SportsSports, Phillip Wasserman, entered into an agreement to form a business specializing in the development, sale and distribution of sports related art. Mr. Wasserman assigned his interest in this entity to SportsSports. The validity of the assignment of his interest in this venture was being challenged by another party to the venture; hence, the accompanying financial statements do not reflect the assignment. The exclusive sports artwork sales in litigation, excluded from the revenue was approximately $395,000 for six month period from February 1, 2000 to July 31, 2000. For the three month period from February 1, 2000 to April 30, 2000, the results of operations in the previously circulated proxy included $280,000 relating to the shipment of the exclusive sports artwork sales in litigation. Due to the great uncertainty about the ability to realize the revenue, these transactions were reversed in the second quarter, and, therefore, are not reflected in the results of operations as of October 31, 2000.

     Subsequently, on December 1, 2000, the litigation was settled with the result that the agreement entered into to form a business specializing in the development, sale and distribution of sports related art was terminated. A confidentiality provision was included in the settlement agreement and prohibits the parties from disclosing the terms of the settlement other than to their respective legal and financial advisors. The Company plans to account for the results of the settlement by adjusting its balance sheets as of December 1, 2000. The exclusive sports artwork sales of approximately $395,000 excluded from the revenue for the six month period ended July 31, 2000 will remain excluded from the Company's revenue. Nevertheless, the Company's management believes that the settlement will have a positive impact on its cash, inventory and accounts payable. See "Risk Factors; Membership Interest in SportsIdols.com, LLC; litigation.

     SportsSports incurred a loss of approximately $111,000 for the period ended January 31, 2000. This loss gives rise to a deferred tax asset of approximately $37,745. Due to the fact that SportsSports is a relatively new entity, at this time management believes that it is more likely than not that SportsSports will not generate sufficient taxable income within the appropriate period to offset this loss and therefore has established a valuation allowance for the full amount of the deferred tax asset arising from this loss carryover.

SportsSports.com's working capital has been recently funded primarily by loans ($460,000 in the aggregate) from Phillip Wasserman, its President. These loans are non interest bearing and are payable on demand. These funds were in turn obtained by Mr. Wasserman obtaining loans from certain venture capitalists. As mentioned elsewhere in this Proxy Statement, Ramex intends to conduct a private offering of its common stock following the reorganization to finance the business currently conducted by SportsSports. It is intended that, pursuant to this proposed private offering, Ramex will offer its securities to the individual holders of these notes resulting in SportsSports' debt to Mr. Wasserman being exchanged for equity in Ramex. Although it is intended that these notes be converted into equity and the holders have indicated a desire to do so after the reorganization is effected, there is no obligation on the part of the holders to do so. If the holders elect to receive cash instead of equity, SportsSports will be obligated to reimburse Mr. Wasserman, on demand, the amount of $460,000, which it currently is unable to do.

     SportsSports estimates that it will need to raise approximately $1,000,000 in additional funds within the 12 month period following the reorganization date to fund its near term planned business activities and approximately an additional $7,000,000 to $9,000,000 in the following year to fund the long term planned business activities referenced in this Proxy Statement . Negotiations with a venture capital firm to infuse capital into SportsSports.com have recently been terminated. On September 1, 2000, SportsSports obtained a line of credit from a bank in the amount of $250,000. In exchange for a guarantee of this line of credit by Diane Wasserman, the wife of the incoming president of Ramex, Phillip Wasserman, and 100% shareholder of SportsSports.com, Phillip Wasserman, and Gary Elkins. SportsSports will issue two percent of the post-reorganization shares of the common capital stock of Ramex to Mr. Elkins for his guarantee. The line of credit bears interest at prime and principal amounts borrowed under the line are due one year from the date of the loan agreement. Interest is payable monthly. Additional capital resources are required for SportsSports.com to fund its growth and provide working capital, and a private offering of the surviving entity's securities is planned for this purpose. Although SportsSports.com, Inc. has specific individuals who have expressed interest in acquiring Ramex securities after the reorganization, except as otherwise noted in this paragraph, it has no commitment for such investment at this time. Failure to obtain sufficient additional capital to fund SportsSports' growth will force it to cease operations. In this regard, SportsSports' certified public accountants have expressed in their opinion accompanying the financial statements that are attached to this Proxy Statement their substantial doubt about SportsSports.com's ability to continue as a going concern because of SportsSports lack of working capital. Consequently, the infusion of additional capital through this successful completion of a private offering of the surviving entity's securities is necessary for such entity's continued operation. SportsSports is unable to predict if such capital will be successfully raised.

4)     Changes in and Disagreements with Accountants on Accounting and Financial
Disclosure:

     Until recently, SportsSports.com had only one independent auditing firm, which is the certified public accounting firm of Pender Newkirk & Company in
Tampa Bay, Florida. In its Independent Auditor's Report in connection with SportsSports.com's audited financial statements for the period from inception (September 14, 1999) through January 31, 2000, Pender Newkirk expressed its substantial doubt about SportsSports ability to continue as a going concern because of SportsSports.com's lack of working capital. Pender Newkirk terminated its relationship with SportsSports on June 29, 2000 due to unpaid fees owed to Pender Newkirk by SportsSports.com. Up to and including June 29, 2000, SportsSports.com had no disagreements with Pender Newkirk on accounting and financial disclosure matters. In October, 2000, SportsSports.com replaced Pender Newkirk with Kirkland, Ross, Murphy and Topp, Clearwater, Florida. The decision to retain Kirkland, Ross, Murphy and Topp, Clearwater, Florida was approved by the Board of Directors of SportsSports.com.

5)     Audited  Financial  Statements:

     SportsSports.com, Inc.'s audited financial statements for the period from inception (September 14, 1999) through January 31, 2000 and unaudited financial statements for the period February 1, 2000 through October 31, 2000 are included, beginning on page 33 of this Proxy Statement.

ADDITIONAL  INFORMATION  REGARDING  THE  TRANSACTION

1.     Contact  Information:

The  principal  executive  offices  of  Ramex  are:
              2204  W.  Wellesley
              Spokane,  WA  99205
              Telephone:  (509)  328-9633
              Contact  Person:  Maynard  Moe,  President

The  principal  executive  offices  of  SportsSports.com,  Inc.  are:
              4790  140th  Avenue  N.,  Suite  508
              Clearwater,  Florida  33762
              Telephone:  (727)  507-9776
              Contact  Person:  Phillip  Wasserman,  President

2.     Business  Conducted:

     Ramex had been in the business of developing and extracting oil and has from oil bearing shale. However, commercial production never commenced, and Ramex has been inactive since 1992. SportsSports.com, Inc. (the company to be acquired) sells sports memorabilia and related merchandise over the Internet to individuals.

3.     Terms  of  the  Transaction:

     Pursuant to the terms of the Agreement and Plan of Reorganization, Ramex will acquire 100% (10,000 shares) of the outstanding common stock of SportsSports.com, Inc. in exchange for 9,212,043 shares of Ramex's post reverse split common stock. The reason for engaging in the transaction is that Ramex has been inactive for the past eight (8) years, and the Board of Directors of Ramex believes that the internet business engaged in by SportsSports.com, Inc. has substantial upside potential if the surviving entity is able to obtain an additional capital infusion to fund its growth.

     The Agreement contains standard representations and warranties and provides for the mutual indemnification of the parties for breaches of such representations and warranties. Although the Agreement references an exhibit and several schedules, none were prepared or attached to the Agreement. Additionally, pursuant to a Consulting Agreement, dated January 7, 2000, a Washington Business Trust of which Maynard M. Moe, the President of Ramex, is the sole trustee, has been paid $130,000 by SportsSports. Maynard Moe is required by the Reorganization Agreement to utilize a portion of that amount to satisfy Ramex debts and liabilities (estimated at approximately $42,000). The Consulting Agreement provides that the remainder of the amount will be retained by Maynard Moe as a fee to "facilitate the merger between Ramex and SportsSports.com, Inc. and dispose of other assets or other items specified by SportsSports.com, Inc. to be disposed of [including patents]" and insure that the merger is effected in accordance with law and the Ramex charter and bylaws. See "Conflicts of Interest of Members of the Board and Others." All of Ramex's existing assets and liabilities will be sold, liquidated or paid off. Other than approval of the reverse stock split by the shareholders of Ramex, there is no material condition to the closing of the transactions set forth in this proxy statement.

     As a result of the transaction, the shareholders of Ramex will suffer substantial dilution in their interests in Ramex. Following the transaction, Ramex shareholders will own approximately 10% of the resulting entity. Consequently, not only will the Ramex shareholders' capital interest in the resulting entity be reduced from 100% to 10%, but their voting power will be similarly reduced. Following the reorganization, the current shareholder of SportsSports.com, Inc. will own 87.7% of the voting stock of Ramex and will be able to control the affairs of the resulting entity, including the election of all members of the Board of Directors.

     Of the existing 28,138,765 outstanding shares of Ramex, 14,069,383 shares would be required to vote favorably for this transaction for it to be effective. There are no changes in the rights of security holders as a result of this transaction, except for the one for thirty reverse stock split.

     The accounting treatment of this transaction will be under the requirements of a reverse merger which results in the legal acquirer, Ramex., being the accounting acquiree under purchase accounting. See Note 3 to SportsSports.com financial statements which are attached to this Proxy Statement.

     The net operating loss carryover of Ramex ($4,814,604 as of January 31, 2000) will be eliminated if the transaction is completed because of the material change in ownership of the outstanding common stock of Ramex.

4.     Regulatory  Approvals

     There are no federal or state regulatory requirements that must be complied within regard to this transaction.

5.     Reports,  Opinions,  Appraisals:

     No reports, opinions or appraisals were obtained in connection with this transaction.

6.     Selected  Financial  Data:

     Refer to item 6 of Part II of the Form 10-K of Ramex for the fiscal year ended January 31, 2000. This 10-K is included as an exhibit to this proxy.

ITEM  NO.  3  -  ELECTION  OF  DIRECTORS
----------------------------------------

     The present Board of Directors of Ramex is recommending that Phillip Wasserman, Jim Pollock, and Eric Colangelo, all of whom are affiliated with SportsSports.com be elected as Directors of the Corporation until the next meeting of shareholders. No current members of the Board of Directors of Ramex are recommended to be members of the Board of Directors following the reorganization. The affirmative vote of a majority of the shares of common stock in person or by proxy, assuming a quorum is present, is required to elect the Board of Directors.

     The proposed directors if elected currently intend to elect the individuals identified below as officers of Ramex. Compensation arrangements for those individuals have not been finalized. The business experience and brief biographies  of  the  proposed  directors  and  officers  are  as  follows:

Name                         Age     Position
                             ---     --------

Phillip  R.  Wasserman        43     President  and  Director

Eric  Colangelo               41     Chief  Operating  Officer  and  Director

James  Pollock                42     Senior  Vice  President, Purchasing  and
                                     Acquisition,  and Director

     PHILLIP R. WASSERMAN, age 43, the founder of SportsSports.com, Inc., is President and a director of SportsSports.com, Inc., positions he has held since SportsSports.com, Inc.'s inception. Prior to founding SportsSports.com, Inc., Mr. Wasserman served as a consultant to Phoenix Art Group, Inc. from March 1996 to August of 1999, where he worked on specialty sports related art projects. From 1995 to 1996, Mr. Wasserman practiced criminal law in the state of Florida. In April 1995, Mr. Wasserman received a two-month suspension from the Florida Bar, and in May, 1996, Mr. Wasserman received a one year suspension and a concurrent 90-day suspension from the Florida Bar. The suspensions related to Mr. Wasserman's courtroom behavior and to practicing law while his bar dues were not current. Based upon the foregoing actions by Mr. Wasserman the Florida Bar forced Mr. Wasserman (under threat of disbarment) to resign from the Florida Bar in March, 1997. Mr. Wasserman is not currently licensed to practice law in any state. During 1996 to 1998, Mr. Wasserman filed two separate Chapter 11 bankruptcy petitions and a Chapter 13 bankruptcy petition in connection with the loss of his law practice, all of which were dismissed. In 1995, Mr. Wasserman was convicted of indirect criminal contempt of court for using profane language to a judge. His conviction was subsequently overturned on appeal. Mr. Wasserman is a graduate of Kalamazoo College and Stetson University College of Law.

     ERIC COLANGELO, age 41, is the Chief Operating Officer of SportsSports.com, Inc., a position he has held since November, 1999. From 1995 until November of 1999, Mr. Colangelo served as the Chief Executive Officer and director of Sun Time Enterprises, Inc., a sports and entertainment product wholesale and marketing company. Mr. Colangelo received Ernst & Young's 1999 Entrepreneur of the Year Award for the State of Florida.

     JAMES T. POLLOCK, age 42, is the Senior Vice President of Purchasing and Acquisition for SportsSports.com, Inc., as well as a director of SportsSports.com, Inc., positions he has held since September, 1999. From November 1999 to the present, Mr. Pollock has served as the President of Totally Wheels, Inc. and as a consultant to Wheel Goods Industry (both bicycle distributors) and SportsSports.com, IncFrom 1986 until November 1999, Mr. Pollock served as a buyer and import coordinator for the Toys R Us Wheel Goods Department, where he was responsible for purchasing, marketing and fiscal management of that business. Mr. Pollock is a graduate of Pennsylvania State University.

ITEM  NO.  4  -  CORPORATE  NAME  CHANGE

     The  Board  of   Directors  of  Ramex   Synfuels  International,  Inc.   is
recommending that the shareholders vote to approve the name change to Sportsend, Inc. SportsSports.com, Inc. is currently operating under the name "Sportsend".

ITEM  NO.  5  -  OTHER  MATTERS

     The Board of Directors anticipates discussing the general operations of the Corporation and related matters, and if any matters not now known or determined, happen to come before the shareholders' meeting, the persons named in the enclosed form of proxy or their substitutes will vote such proxy in accordance with their judgment in such matters. Ramex is not currently aware of any such matter that might be raised at the meeting.

SHAREHOLDER  PROPOSALS
----------------------

     Any stockholder who intends to present a proposal at the 2001 annual meeting of stockholders of Ramex and who wishes to have a proposal included in the Ramex Proxy Statement and Proxy for the 2001 annual meeting must deliver the proposal to the secretary of Ramex no later than February 1, 2001. Ramex will not be required to include in its Proxy Statement or Proxy Card a stockholder proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the rules and regulations of the Securities and Exchange Commission. Any stockholder proposal should be addressed to the secretary of SportsSports.com, Inc. at its principal address.

     This  proxy  is  solicited  by  the  Board  of  Directors of Ramex Synfuels
International, Inc. Officers and other representatives of Ramex may solicit proxies by telephone, facsimile, telegram, or courier service from some shareholders if proxies are not promptly returned to Ramex.


BY  ORDER  OF  THE  BOARD  OF
DIRECTORS

Maynard  Moe
President  of  Ramex  Synfuels  International, Inc.
Spokane,  Washington
December  14,  2000

DOCUMENTS  INCORPORATED  BY  REFERENCE

Item 1 of Part I, Items 6 and 7 of Part II and Part IV of the Form 10-K for Ramex for the year ended January 31, 2000 are incorporated herein by reference.



                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                              Financial Statements
                          and Supplementary Information

                  Period September 14, 1999 (Date of Inception)
                               to January 31, 2000




                                    CONTENTS

Independent  Auditors'  Report  on  Financial  Statements                1

Financial  Statements:

Balance  Sheet                                                           2
Statement  of  Operations                                                3
Statement  of  Changes  in  Stockholder's  Deficit                       4
Statement  of  Cash  Flows                                               5
Notes  to  Financial  Statements                                       6-9

Independent  Auditors'  Report  on  Supplementary  Information          10

Supplementary  Information:

     Schedule  of  Operating  Costs  and  Expenses                      11

                          Independent Auditors' Report
                                Auditors' Report


Board  of  Directors
SportsSports.com,  Inc.
   d/b/a  SportsEnd.com
Safety  Harbor,  Florida

We have audited the accompanying balance sheet of SportsSports.com, Inc. d/b/a SportsEnd.com as of January 31, 2000 and the related statements of operations, changes in stockholder's deficit, and cash flows for the period September 14, 1999 (date of inception) to January 31, 2000. These financial statements are the responsibility of the management of SportsSports.com, Inc. d/b/a SportsEnd.com. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SportsSports.com, Inc. d/b/a SportsEnd.com as of January 31, 2000 and the results of its operations and its cash flows for the period September 14, 1999 (date of inception) to January 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $111,015. At January 31, 2000, current liabilities exceed current assets by $212,976 and total liabilities exceed total assets by $111,015. These factors, and the others discussed in Note 2, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.


/s/

Certified  Public  Accountants
Tampa,  Florida
February  21,  2000

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                                  Balance Sheet

                                January 31, 2000

Assets

Current  assets:
     Cash                                          $     45,822
Accounts  receivable                                     29,536
Inventory                                                64,782
                                                   -------------
Total  current  assets                                  140,140

Equipment,  net  of  accumulated  depreciation           11,857

Deposit  on  corporate  shell                           140,104
                                                   -------------

                                                  $     292,101
                                                  ==============

LIABILITIES  AND  STOCKHOLDER'S  DEFICIT
Current  liabilities:
     Accounts  payable,  trade                    $      60,297
     Accrued  payroll                                     4,538
     Accrued  liabilities                                13,781
     Advances from officers and related parties         274,500
                                                   -------------

Total  current  liabilities                             353,116
                                                   -------------

Stock  payable                                           50,000
                                                   -------------

Stockholder's  deficit:
     Common stock; $1 par value; 10,000 shares
     authorized, issued, and  utstanding                 10,000
     Accumulated  deficit                              (111,015)
     Stock  subscription  receivable                    (10,000)
                                                   -------------

Total  stockholder's  deficit                          (111,015)
                                                   -------------
                                                   $    292,101
                                                   =============










Read independent auditors' report. The accompanying notes are an integral part of the financial statements.

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                             Statement of Operations
                                  of Operations

        Period September 14, 1999 (Date of Inception) to January 31, 2000





Sales,  less  returns  and  cancellations  of  $27,154          $    370,130

Cost  of  sales                                                      233,386
                                                                -------------

Gross  profit                                                        136,744
                                                                -------------

Expenses:
     Operating  costs  and  expenses                                 247,322
     Depreciation  and  amortization                                     437
                                                                -------------

                                                                     247,759
                                                                -------------

Net  loss                                                       $   (111,015)
                                                                ==============





























Read independent auditors' report. The accompanying notes are an integral part of the financial statements.

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                  Statement of Changes in Stockholder's Deficit

        Period September 14, 1999 (Date of Inception) to January 31, 2000



                                  Common  Stock                          Stock
                             --------------------------  Accumulated   Subscription
                                Shares        Amount       Deficit      Receivable
                             ------------  ------------  ------------  ------------
Common stock issued for stock
subscription                      10,000   $     10,000   $        0   $   (10,000)

Net  loss  for  the  period                                               (111,015)
                             ------------  ------------  ------------  ------------

Balance, January 31, 2000         10,000   $     10,000   $ (111,015)  $   (10,000)
                             ============  ============  ============  ============




































Read independent auditors' report. The accompanying notes are an integral part of the financial statements.

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                             Statement of Cash Flows

        Period September 14, 1999 (Date of Inception) to January 31, 2000

OPERATING  ACTIVITIES
     Net  loss                                                 $   (111,015)
Adjustments  to  reconcile  net  loss  to  net  cash  used
     by  operating  activities:
     Depreciation  and  amortization                                    437
Increase  in:
     Accounts  receivable                                           (29,536)
     Inventory                                                         (282)
     Accounts  payable                                               60,297
     Accrued  expenses                                                4,538
     Accrued  liabilities                                            13,781
                                                               -------------
     Total  adjustments                                              49,235
Net  cash  used  by  operating  activities                          (61,780)
                                                               -------------

INVESTING  ACTIVITIES
     Acquisition  of  equipment                                     (12,294)
     Deposit  on  corporate  shell                                 (140,104)
                                                               -------------

Net  cash  used  by  investing  activities                         (152,398)
                                                               -------------

FINANCING  ACTIVITIES
     Proceeds  from  stock  agreement                                45,000
     Advances  from  officers  and  related  parties                225,000
     Payment of advances from officers and related parties          (10,000)
                                                               -------------

Net  cash  provided  by  financing  activities                      260,000
                                                               -------------

NET  INCREASE  IN  CASH                                              45,822

CASH  AT  BEGINNING  OF  PERIOD                                         -
                                                               -------------

CASH  AT  END  OF  PERIOD                                      $     45,822
                                                               =============

SUPPLEMENTAL  DISCLOSURES  OF  NONCASH  FINANCING  ACTIVITIES:

The Company received inventory valued at $9,000 and $50,500 from an officer and related party, respectively, which has been recorded as advancements.

The Company also issued 10,000 shares of common stock for a stock subscription agreement of $10,000.

In addition, the Company entered into a stock subscription payable of 10,000 shares for an item of inventory worth $5,000.

Read independent auditors' report. The accompanying notes are an integral part of the financial statements.

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                          Notes to Financial Statements

        Period September 14, 1999 (Date of Inception) to January 31, 2000

1.     BACKGROUND  INFORMATION

     SportsSports.com, Inc. d/b/a SportsEnd.com (the "Company"), a Florida corporation, was incorporated on September 14, 1999. The Company's principal line of business is the sale of sports memorabilia and merchandise via the Internet to individuals. The corporate headquarters is located in Safety
Harbor,  Florida.

2.     GOING  CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company has used substantial amounts of working capital in its operations. Further, at January 31, 2000, current liabilities exceed current assets by $212,976 and total liabilities exceed total assets by $111,015.

In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent on continued operations of the Company, which in turn is dependent on the Company's ability to meet its financing requirements and the success of future operations. Management believes that actions presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern.

3.     REVERSE  ACQUISITION

In  November  1999,  the   Company  entered  into  an   agreement  and  plan  of
reorganization  with  Ramex  Synfuels  International,  Inc.  (Ramex).  Ramex  is
presently  an  inactive  "public  shell."  Under the terms of the agreement, the stockholder  of  the  Company  will  exchange his shares for all of the unissued shares  of  Ramex.  As  a  result,  the  stockholder  of  the Company will own a majority  of  the  shares  of  Ramex  and,  therefore, have control of it.  This business  combination will be accounted for as a "reverse acquisition" which, in effect,  treats  the  Company  as  though  it  were the acquirer rather than the
acquiree.   In  connection  with   this  agreement,   the  Company  has  paid  a
non-refundable  deposit of $140,104, of which, by the terms of the agreement, up to  $130,000  is  to  be  used  for  satisfying  liabilities and debts of Ramex.
Pursuant to a Consulting Agreement, dated January 7, 2000, a Washington Business
Trust of which Maynard  M. Moe, the President of Ramex, is the sole trustee, has been  paid  the  $130,000  by  SportsSports.  Maynard  Moe  is  required  by the
Reorganization Agreement  to utilize a portion of that amount to satisfy Company debts  and  liabilities  (estimated  at  approximately $42,000).  The Consulting
Agreement  provides that the remainder of the amount will be retained by Maynard
Moe  as a fee to "facilitate the merger between Ramex and SportsSports.com, Inc.
and  dispose  of other assets or other items specified by SportsSports.com, Inc.
to be disposed of [including patents]" and insure that the merger is effected in accordance  with  law  and  the Ramex charter and bylaws.  As of the date of the auditors'  report,  this transaction has not closed pending the outcome of Ramex proxies.


Read  independent  auditors'  report.


                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                          Notes to Financial Statements

        Period September 14, 1999 (Date of Inception) to January 31, 2000

4.     SIGNIFICANT  ACCOUNTING  POLICIES

The  significant  accounting  policies  followed  are:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

The Company extends credit to its various customers based on the customer's ability to pay. Based on management's review of accounts receivable, no allowance for doubtful accounts is considered necessary.

Inventory  is  stated  at   the  lower  of  cost  (determined  by  the  specific
identification  method)  or  market  and  consists  of  sports  memorabilia  and merchandise.

Equipment is recorded at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, ranging generally from five to seven years. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When equipment is sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations. The estimated life of computer equipment is five years and the estimated life of furniture and fixtures is seven years.

Sales and related cost of sales are generally recognized upon shipment of products. Products are shipped from the Company's office and vendors' place of business.

Deferred tax assets and liabilities are recognized for the estimated future benefits of net operating loss carryforwards and for the estimated consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective income tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.
As of January 31, 2000, the Company did not have any temporary differences between the financial statements carrying amounts and their respective tax bases.










Read  independent  auditors'  report.

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                          Notes to Financial Statements

        Period September 14, 1999 (Date of Inception) to January 31, 2000

4.     SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Advertising costs (except for costs associated with direct-response advertising) are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising expense for the period was $105,432.


5.     EQUIPMENT

Equipment  consists  of:

     Office  furniture  and  fixtures     $     2,826
     Computer  equipment                        9,468
                                          ------------
                                               12,294
     Less  accumulated  depreciation              437
                                          ------------
                                               11,857
                                          ============

6.     LEASE  COMMITMENTS

The  Company  leases  its  office  space  on  a  month-to-month  basis.

Rent  expense  amounted  to  $6,605  for  the  period  ended  January  31, 2000.


7.     STOCK  AGREEMENTS

In preparation for the reverse acquisition (see Note 3), the Company has received $45,000 in cash and $5,000 of inventory in exchange for its agreements to issue stock. The agreements are shown as a liability on the balance sheet at January 31, 2000 and are composed of an agreement to issue 45,000 shares of common stock at $1.00 par value in exchange for cash received and an agreement to issue 10,000 shares of common stock at $.50 per share in exchange for inventory. It is the intent of the agreements that the shares will be issued upon completion of the reverse acquisition. In the event that the reverse acquisition is not completed, shares will be issued in the existing Company.













Read  independent  auditors'  report.

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                          Notes to Financial Statements

        Period September 14, 1999 (Date of Inception) to January 31, 2000

8.     RELATED  PARTY

The Company has non-interest bearing, unsecured advances from a related party in the amount of approximately $59,000 in exchange for inventory.

In addition, the President of the Company has advanced the Company approximately
$225,000 to fund operations, of which $10,000 has been repaid. These advances are non-interest bearing and unsecured.

The above amounts and terms are not necessarily indicative of those amounts that would have been agreed to by independent third parties.

9.     INCOME  TAXES

The Company has incurred a loss of approximately $111,000 that may be applied against future taxable income. This loss gives rise to a deferred tax asset of $37,745. At this time, management believes that it is more likely than not that the Company will not generate sufficient taxable income within the appropriate period to offset this loss and, therefore, has established a valuation allowance in the full amount of the deferred tax asset.

The loss carryforward expires on January 31, 2015. The following is a summary of the deferred tax benefit at January 31, 2000 computed at statutory rates.

     Tax  benefit  arising  from  operating  loss     $     37,745
     Less  valuation  allowance                            (37,745)
                                                      -------------
      Net  deferred  tax  assets                      $          0
                                                      =============

Contingencies

An officer/director of the Company entered into an agreement to form a business specializing in the development, sale, and distribution of sports related art.
During the period, he assigned his interest in this entity to the Company. The validity of the assignment of his interest in this venture is currently being challenged by another party of the venture; hence, the accompanying financial statements do not reflect the assignment.















Read  independent  auditors'  report.




                          Independent Auditors' Report
                          on Supplementary Information




The accompanying information shown on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Our audit of the basic financial statements was made for the purpose of forming an opinion on these statements taken as a whole. The accompanying financial information has been subjected to the auditing procedures applied in the audit of the basic financial statements.

In our opinion, the accompanying information is fairly presented in all material respects in relation to the basic financial statements taken as a whole.


/s/

Certified  Public  Accountants
Tampa,  Florida
February  21,  2000






































                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                    Schedule of Operating Costs and Expenses

        Period September 14, 1999 (Date of Inception) to January 31, 2000


Bad  debt  expense                                           $    3,602

Bank  charges                                                       233

Charitable  contributions                                         1,300

Depreciation  and  amortization                                     437

Marketing                                                       105,432

Miscellaneous                                                    (3,036)

Officers'  salaries                                              27,034

Outside  services                                                   345

Postage                                                          11,180

Printing                                                          2,957

Professional  fees                                                1,502

Rent                                                              6,605

Repairs  and  maintenance                                           581

Salaries                                                         71,672

Supplies                                                          5,862

Taxes  and  licenses                                              1,669

Telephone                                                         6,776

Travel  and  entertainment                                        2,074

Utilities                                                         1,534
                                                             -----------

                                                             $  247,759
                                                             ===========










Read  independent  auditors'  report  on  supplementary  information.

     SportsEnd.com
     Unaudited
     Financial  Statements
     October  31,  2000

     Unaudited

                              SportsSports.com Inc
                               d/b/a SportsEnd.com
                                 Balance Sheets
                                 --------------

                                              October 31,     January 31,
                                                 2000            2000
                                              (unaudited)      (audited)
                                             -------------   -------------

ASSETS
Current  Assets
  Cash                                       $     19,455    $     45,822
  Accounts Receivable                              75,299          29,536
  Inventory                                       199,069          64,782
                                             -------------   -------------
  Prepaids and other current assets                35,471               0
                                             -------------   -------------
     Total current assets                         329,294         140,140
  Equipment, net of accumulated depreciation       41,982          11,857
                                             -------------   -------------
Other  Assets
  Deposits                                        140,104         140,104
  Deferred Offering Costs                          61,597               0
                                             -------------   -------------
                                                  201,701         140,104
                                             -------------   -------------
                                             $    572,977    $    292,101
                                             =============   =============

LIABILITIES  AND  STOCKHOLDERS'  DEFICIT
Current  liabilities
  Notes Payable                              $    175,500    $         0
  Accounts Payable and Accrued Expenses           339,766         74,078
  Accrued Payroll                                  11,052          4,538
  Customer Deposits                               285,702              0
  Advances from officers and related parties      473,526        274,500
                                             -------------   -------------
  Total  current liabilities                    1,285,546        353,116
                                             -------------   -------------
  Stock payable                                   107,396         50,000
                                             -------------   -------------
Stockholder's  deficit:
  Common stock; $1 par value; 10,000
    shares authorized, issued and outstanding      10,000          10,000
  Accumulated deficit                            (819,965)       (111,015)
  Stock subscription receivable                   (10,000)        (10,000)
                                             -------------   -------------
  Total stockholder's deficit                    (819,965)       (111,015)
                                             -------------   -------------
                                             $    572,977    $    292,101
                                             =============   =============



                              SportsSports.com Inc
                               d/b/a SportsEnd.com

                             Statement of Operations



                                                 For the Nine     Period Sept. 14, 1999
                                                 Months Ended    (Date of Inception) to
                                               October 31, 2000     October 31, 1999
                                                 (unaudited)          (unaudited)
                                               ----------------   ---------------------
Sales, less returns and cancellations of
    $16,547 and $15,000                        $       430,122    $             94,288

Cost of sales                                          263,661                  64,547
                                               ----------------   ---------------------

Gross profit                                           166,461                  29,741
                                               ----------------   ---------------------

Expenses:

Operating costs and expenses                           867,775                  32,255

Depreciation and amortization                            6,229                      94
                                               ----------------   ---------------------

                                                       874,004                  32,349
                                               ----------------   ---------------------

Operating Loss                                        (707,543)                 (2,608)

Other  Revenues  (expenses):

Interest expense                                        (1,407)                      0
                                               ----------------   ---------------------

Net Loss                                       $      (708,950)   $             (2,608)
                                               ================   =====================

                              SportsSports.com Inc
                               d/b/a SportsEnd.com
                  Statement of Changes in Stockholder's Deficit


                                  Common  Stock                          Stock
                             --------------------------  Accumulated   Subscription
                                Shares        Amount       Deficit      Receivable
                             ------------  ------------  ------------  ------------

Balance, January 31, 2000         10,000    $   10,000   $  (111,015)  $   (10,000)

Net loss for the period                                                   (708,950)
                             ------------  ------------  ------------  ------------
Balance, October 31, 2000         10,000   $    10,000   $  (819,965)  $   (10,000)
                             ============  ============  ============  ============


                                  SportsEnd.com
                             Statement of Cash Flows
                             -----------------------

                                                 For the Nine     Period Sept. 14, 1999
                                                 Months Ended    (Date of Inception) to
                                               October 31, 2000     October 31, 1999
                                                 (unaudited)          (unaudited)
                                               ----------------   ---------------------
OPERATING  ACTIVITIES
Net loss                                       $      (708,950)   $             (2,608)
                                               ----------------   ---------------------
Adjustments to reconcile net loss to net
  cash used by operating activities:
  Depreciation and amortization                          6,229                      94
Increase  in:
  Accounts receivable                                  (45,763)                      0
  Inventory                                            (86,891)                 (6,068)
  Prepaids and other current assets                    (35,471)                (27,785)
  Accounts payable and accrued expenses                279,469                   6,376
  Accrued payroll                                        6,514                       0
  Accrued liabilities                                  271,921                  57,857
                                               ----------------   ---------------------
    Net cash used by operating activities             (312,942)                 27,866
                                               ----------------   ---------------------

INVESTING  ACTIVITIES
Acquisition of equipment                               (36,354)                 (5,656)
Deferred Offering Costs                                (61,597)                      0
                                               ----------------   ---------------------
Net cash used by investing activities                  (97,951)                 (5,656)
                                               ----------------   ---------------------

FINANCING  ACTIVITIES
Proceeds from short/long term borrowings               175,500
Proceeds from stock agreement                           10,000
Advances from officers and related parties             307,817
Payment of advances from officers
   and related parties                                (108,791)
                                               ----------------   ---------------------
Net cash provided by financing activities              384,526                       0
                                               ----------------   ---------------------

NET INCREASE (DECREASE) IN CASH                        (26,367)                 22,210
CASH AT BEGINNING OF PERIOD                             45,822                       0
                                               ----------------   ---------------------
CASH AT END OF PERIOD                          $        19,455    $             22,210
                                               ================   =====================

SUPPLEMENTAL  DISCLOSURES  OF  NONCASH  FINANCING  ACTIVITIES:
Period  September  14,  1999  (Date  of  Inception)  to  October  31,  1999

The Company issued 10,000 shares of common stock for a stock subscription agreement of $10,000.

For  the  Nine  Months  Ended  October  31,  2000

 The Company entered into a stock subscription payable of 94,792 shares for inventory worth $47,396.

                                  SportsEnd.com
                    Schedule of Operating Costs and Expenses
                    ----------------------------------------


                                                 For the Nine     Period Sept. 14, 1999
                                                 Months Ended    (Date of Inception) to
                                               October 31, 2000     October 31, 1999
                                                 (unaudited)          (unaudited)
                                               ----------------   ---------------------

Bank Charges                                   $         1,359    $                 39

Charitable contributions                                   578

Marketing and business development                     200,494                  18,766

Miscellaneous                                           16,486                   1,051

Office Expense                                          18,564                   2,175

Postage                                                  2,404

Printing                                                13,738                   2,058

Professional fees                                       93,916                   1,000

Rent                                                    55,891                   1,605

Repairs and maintenance                                 1,453

Salary Expense - others                               398,162

Supplies                                                  500

Taxes licenses and fees                                 19,333                   4,611

Telephone                                               34,997                     950

Travel and entertainment                                 5,483

Utilities                                                4,417
                                               ----------------   ---------------------

                                               $       867,775    $             32,255
                                               ================   =====================


SPORTSSPORTS.COM,  INC.

Notes  to  Financial  Statements
For  the  Nine  Months  ended  October  31,  2000  (Unaudited)

1.     BACKGROUND  INFORMATION

     SportsSports.com Inc. d/b/a SportsEnd.com (the "Company"), a Florida corporation, was incorporated on September 14, 1999. The Company's principal line of business is the sale of sports memorabilia and merchandise via the Internet to individuals. The corporate headquarters is located in Clearwater, Florida.

2.     GOING  CONCERN

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company has used substantial amounts of working capital in its operations. Further at October 31, 2000, current liabilities exceed current assets by $956,252 and total liabilities exceed total assets by $819,965.

     In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent on continued operations of the Company, which in turn is dependent on the Company's ability to meet its financing requirements and the success of future operations. Management believes that actions presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern.

3.      REVERSE  ACQUISITION

     In November 1999, the Company entered into an agreement and plan of reorganization with Ramex Synfuels International, Inc. (Ramex). Ramex is presently an inactive "public shell". Under the terms of the agreement, the stockholder of the Company will exchange his shares for all of the unissued shares of Ramex. As a result, the stockholder of the Company will own a majority of the shares of Ramex and, therefore, have control of it. This business combination will be accounted for as a "reverse acquisition" which, in effect, treats the Company as though it was the acquirer rather than the acquiree. In connection with this agreement, the Company has paid a non-refundable deposit of $140,104 of which, by the terms of the agreement, $130,000 is to be used for satisfying liabilities and debts of Ramex. Pursuant to a Consulting Agreement, dated January 7, 2000, a Washington Business Trust of which Maynard M. Moe the President of Ramex, is the sole trustee, has been paid the $130,000 by SportsSports.com. Maynard Moe is required by the Reorganization Agreement to utilize a portion of that amount to satisfy Company debts and liabilities (estimated at approximately $42,000). The Consulting Agreement provides that the remainder of the amount will be retained by Maynard Moe as a fee to "facilitate the merger between Ramex and SportsSports.com, Inc. and dispose of other assets or other items specified by SportsSports.com, Inc. to be disposed of [including patents]" and insure that the merger is effected in accordance with law and the Ramex charter and bylaws. As of October 31, 2000 this transaction has not closed pending the outcome of Ramex proxies.

SPORTSSPORTS.COM,  INC.

Notes  to  Financial  Statements
For  the  Nine  Months  ended  October  31,  2000 (Unaudited)

4.     SIGNIFICANT  ACCOUNTING  POLICIES

The  significant  accounting  policies  followed  are:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The Company extends credit to its various customers based on the customer's ability to pay. Based on management's review of accounts receivable, no allowance for doubtful accounts is considered necessary.

     Inventory is stated at the lower of cost (determined by the specific identification method) or market and consists of sports memorabilia and merchandise.

     Equipment is recorded at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, ranging generally from five to seven years. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When equipment is sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations. The estimated life of computer equipment is five years and the estimated life of furniture and fixtures is seven years.

     Customers pay deposits or prepay for merchandise prior to shipment due to the limited editions and specialty nature of the merchandise. The Company recognizes the prepayment as a current liability.

     Sales and related cost of sales are recognized upon the shipment of products. Products are shipped from the Company's office and vendors' place of business. Customers have the right to cancel the transaction any time prior to shipment and return merchandise up to 30 days after shipment. Sales Returns have been minimal.

     Deferred tax assets and liabilities are recognized for the estimated future benefits of net operating loss carryforwards and for the estimated consequences attributable to temporary differences between financial statement carrying amounts of existing assets and liabilities and their respective income tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. As of January 31, 2000 the Company did not have any temporary differences between the financial statements carrying amounts and their respective tax bases.

     Advertising costs (except for costs associated with direct-response adverting) are charged to operations when incurred The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising expense for the period was $178,397.

SPORTSSPORTS.COM,  INC.

Notes  to  Financial  Statements
For  the  Nine  Months  ended  October  31,  2000 (Unaudited)


5.     EQUIPMENT

Equipment  consists  of:

     Office  furniture  and  fixtures          $  8,698
     Office  Equipment                           17,490
     Computer  Equipment                         24,650
                                               --------
                                                 50,838
     Less  accumulated  depreciation              5,856
                                              ---------
                                              $  44,982
                                              =========

6.     DEBT  OBLIGATIONS

Notes  Payable  consists  of:

     $250,000 line of credit with interest payable monthly at a rate of 100 basis points above the prime rate as published by the Wall Street Journal (10.5% at October 31, 2000). This agreement is collateralized by all the assets of the company. Principle is due and payable no later than September 5, 2001. Outstanding balance at October 31, 2000 is $175,500.

7.     LEASE  COMMITMENTS

     The Company leases its office space on an annual basis. The leases expiration date is February 28, 2001, with a remaining commitment of $27,392.

8.      STOCK  AGREEMENTS

     In preparation of the reverse acquisition (see Note 3), the Company has received $55,000 in cash and $52,396 of inventory in exchange for its agreements to issue stock. The agreements are shown as a liability on the balance sheet at October 31, 2000 and are composed of an agreement to issue 45,000 shares of common stock at $1.00 par value in exchange for cash received and an agreement to issue 104,792 shares of common stock at $.50 per share in exchange for inventory. It is the intent of the agreements that the shares will be issued upon completion of the reverse acquisition. In the event that the reverse acquisition is not completed, shares will be issued in the existing Company.

9.      RELATED  PARTY

     The Company has non-interest bearing, unsecured advances from a related party in the amount of approximately $59,000 in exchange for inventory.

     In addition, the President of the Company has advanced the Company approximately $582,000 to fund operations, of which $108,000 has been repaid. These advances are non-interest bearing and unsecured.

     The above amounts and terms are not necessarily indicative of those amounts that would have been agreed to by independent third parties.

SPORTSSPORTS.COM,  INC.

Notes  to  Financial  Statements
For  the  Nine  Months  ended  October  31,  2000 (Unaudited)


10.     SALES

     The company has excluded all sales from the exclusive sports artwork in litigation due to the great uncertainty about the ability to realize the revenue. Approximately $280,000 was excluded for the three month period ended April 30, 2000 and $395,000 for the six month period ended July 31, 2000. For the three month period from February 1, 2000 to April 30, 2000, the results of operations in the company's previously circulated proxy statement included $280,000 relating to the shipment of the exclusive sports artwork sales in litigation. Due to the great uncertainty about the ability to realize the revenue, these transactions were reversed in the second quarter, and, therefore, are not reflected in the results of operations as of October 31, 2000. See note 12 Contingencies.

11.     INCOME  TAXES

     The company has a loss carry forward of approximately $709,000 as of October 31, 2000 that may be applied against future taxable income. This loss gives rise to a deferred tax asset of $241,000. At this time management believes that it is more likely than not that the Company will not generate sufficient taxable income within the appropriate period to offset this loss and, therefore, has established a valuation allowance in the full amount of the deferred tax asset.

     The loss carryforward expires on January 31, 2015. The following is a summary of the deferred tax benefit at October 31, 2000 computed at statutory rates.

     Loss  carry  forward                    $241,000
     Less  valuation  allowance              (241,000)
                                             ---------
     Net  deferred  tax  assets              $      0
                                             =========

12.     CONTINGENCIES

     An officer/director of the Company entered into an agreement to form a business specializing in the development, sale and distribution of sports related art. During the period, he assigned his interest in this entity to the Company. The validity of the assignment of his interest in this venture is being challenged by another party of the venture; hence, the accompanying financial statements do not reflect the assignment. The exclusive sports artwork sales in litigation, excluded from the revenue was approximately $395,000 for the period.

SPORTSSPORTS.COM,  INC.

Notes  to  Financial  Statements
For  the  Nine  Months  ended  October  31,  2000 (Unaudited)


Subsequent  Events

     An officer/director of the Company entered into an agreement to form a business specializing in the development, sale and distribution of sports related art. During the period, he assigned his interest in this entity to the Company. The validity of the assignment of his interest in this venture was challenged by another party of the venture; hence, the accompanying financial statements do not reflect the assignment. The exclusive sports artwork sales in litigation, excluded from the revenue was approximately $395,000 for the six month period ended July 31, 2000. For the three month period from February 1, 2000 to April 30, 2000, the Company's results of operations included $280,000 relating to the shipment of the exclusive sports artwork sales in litigation. Due to the great uncertainty about the ability to realize the revenue, these transactions were reversed in the second quarter, and, therefore, are not reflected in the results of operations as of October 31, 2000. Subsequently, on December 1, 2000, the litigation was settled with the result that the agreement entered into to form a business specializing in the development, sale and distribution of sports related art was terminated. A confidentiality provision was included in the settlement agreement and prohibits the parties from disclosing the terms of the settlement other than to their respective legal and financial advisors. The Company plans to account for the results of the settlement by adjusting its balance sheets as of December 1, 2000. The exclusive sports artwork sales of approximately $395,000 excluded from the revenue for the six month period ended July 31, 2000 will remain excluded from the Company's revenue. Nevertheless, the Company's management believes that the settlement will have a positive impact on its cash, inventory and accounts payable.

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 10-K/A
                               (Amendment Number Two)

                  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934 (Revised)

For the fiscal year ended January 31, 2000   Commission File Number  000-18081

                       RAMEX SYNFUELS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                                             87-0360039
(State of Incorporation)                            (IRS Employer Ident. No.)

            2204 W. Wellesley
       Spokane, Washington  99205                     (509)  328-9633
(Address of principal executive offices)      (Registrant's telephone number)

          Securities registered pursuant to Sections 12(b) of the Act:

         Title of Each Class          Name of Exchange on Which Registered
         -------------------          ------------------------------------
                  None                               None

          Securities registered pursuant to Sections 12(g) of the Act:

                                 Title of Class
                                 --------------
                              (Common Stock ($0.01)

Indicate by check mark whether the registrant (1) has filed all reports required by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports): Yes _x_ No ___, and (2) has been subject to such filing requirements for the past 90 days: Yes _x_ No ___.

State the aggregate market value of the voting stock held by non-affiliates of the registrant.

Approximately  $1,363,794  as  of  March  10,  2000.

Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date.

                             As of January 31, 2000
                   Common Stock, $0.01 Par Value - 28,138,765

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000
                                TABLE OF CONTENTS

                                     PART 1

Item  1          Description  of  Business                                     3
Item  2          Properties                                                    9
Item  3          Legal  Proceedings                                            9
Item  4          Submission of Matters to a Vote of Security  Holders         10

                                     PART II

Item  5          Market  for  Registrant's  Common  Equity  and  Related
                      Stockholders'  Matters                                  10
Item  6          Selected  Financial  Data                                    11
Item  7          Management's Discussion and Analysis of Financial
                      Condition and Results of Operation                      11
Item  8          Financial  Statements  and  Supplementary  Data              12
Item  9          Changes In and Disagreements With Accountants on
                      Accounting and Financial Disclosure                     12

                                    PART III

Item  10         Directors and Executive Officers of the Registrant           12
Item  11         Remuneration  of  Directors  and  Officers                   14
Item  12         Security  Ownership  of  Certain  Beneficial  Owners  and
                      Management                                              15
Item  13         Interest of Management and Others in Certain Transactions    16

                                     PART IV

Item  14         Exhibits, Financial Statement Schedules, and Reports
                      on Form 8-K                                             16
SIGNATURES                                                                    17
Audited  Financial  Statements  and  Notes  to  Financial  Statements         18

Agreement and Plan of Reorganization                                          28

Consent  of  Auditors                                                         40

Financial Data Schedule (Electronic filing only)                              41

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

                                     PART I

ITEM  1     DESCRIPTION  OF  BUSINESS

Overview

Ramex  Synfuels  International,  Inc.,  a  Nevada  Corporation  ('Ramex"  or the
"Company") was originally incorporated and commenced operations as Cache Oil Corporation in March, 1980 under the laws of the State of Utah. In July, 1980, Cache Oil Corporation purchased in a business combination all of the outstanding common stock of Rams Horn, Inc., a Wyoming Corporation which was subsequently dissolved. In December 1980, Cache Oil Corporation merged with the wholly owned subsidiary of Rams Horn, Inc., Ramex Synthetic Fuels International, Inc., a Utah Corporation, with the name of the surviving Utah Corporation being changed to Ramex Synfuels International, Inc. Ramex changed its domicile to Nevada from Utah in December 1988. All entities involved were in the development stage at the time of acquisition or merger.

Between 1989 and 1992, Ramex engaged in activities seeking venture capital for further developments, unsuccessfully. In 1993, Ramex raised funds through a private placement to have Southwest Research Institute, (SwRI) engage in further research. The first phase of research was completed in August of 1995. No further funds were obtained to complete the research and the Company ceased operations in 1995.

Since 1995 Ramex has been inactive and has not conducted business operations. Ramex does not currently earn any revenues, nor has the Company engaged in any revenue producing operations since inception.


Purpose

Ramex was organized for the purpose of developing and extracting of oil, gas, and other energy sources from oil bearing shale. On May 29, 1990 the Company was issued a United States Patent for its oil shale gasification process and maintains exclusive rights to this process in the United States. The patent is valid until May 28, 2007. The Company believes that the low cost and efficient economics of the process make it very important to the future of Ramex. At present, the oil shale gasification process has been tested in the laboratory and in several field tests in Wyoming and Indiana. However, the results from the process, as utilized on a commercial basis, are unknown and no assurance can be given as to the amount of gas the process will produce, if any, or the longevity of any such production.

Ramex  Research  Partners,  Ltd.

Ramex Synfuels International, Inc. is the General Partner of Ramex Research Partners, Ltd. (the "Partnership'). Ramex was in the development stage until 1992, when initial investigations closed. For the purposes of funding the further testing, on September 30, 1993, the Company, as sponsor of a private placement of limited partnership interests in Ramex Research Partners, Ltd. Closed its offering at the minimum amount intended to be sold of $110,000 and issued a press release regarding the same. The partnership interests were offered to investors' meeting suitability standards in multiples of $5,000 with a minimum purchase of one unit.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Ramex  Research  Partners,  Ltd.  (Continued)

The Partnership was formed for the purpose of participating with the Company in further enhancement and development of the oil shale gasification process (the "Process"). The funds which Ramex received from the Partnership, as well as funds received from other sources, including funds received form the sale of shares of common stock in the future, if any, have been and are scheduled to be utilized by the Company to conduct additional research of the process which will have as its goals (i) the further understanding of the process involved in the in-situ gasification of shale oil; and (ii) the further development of the technology utilized into the design of the down-hole heaters, which are an integral part of the application of the process, in order to increase the efficiency of such heaters; (iii) the development of more efficient methods for handling the gases produced as a result of the application of the process;
(iv) the development of more efficient drilling methods for penetrating and exploiting oil shale through the application of the process; and (v) the development of water containment methods to eliminate the problem of down-hole water flowing in the heater; and (vi) payment of outstanding accounts payable and to fund current operating expenses, to the extent possible, of the Company.

In consideration of the capital which the Partnership has made available to Ramex to fund its research and development activities, the Company grants to the Partnership a limited term royalty, payable out of the proceeds of gas produced from the application of the process. The limited term royalty shall continue until the partnership has received the greater of (i) payments aggregating 1.10% of the net profits received from the first 1,000 wells drilled and produced using the Ramex process or (ii) payments the limited partners receive aggregates ten times their original contribution.

Subsequent to establishing the above relationship, on December 13, 1993, the Company entered into a contractual agreement with Southwest Research Institute of San Antonio, Texas, for first phase testing of the patented Ramex in-situ gasification process. After the completion of the first phase, a plan was developed for further phases of testing; however, it was not implemented due to lack of available funding. The contractual agreement with Southwest Research Institute expired in September, 1997.

The  Oil  Shale  Gasification  Process

Since 1980, Ramex has been researching and developing a method to extract synthetic natural gas from oil shale. The oil shale gasification process invented and patented by Ramex is an in-situ operation requiring no mining. A well similar to a natural gas well is drilled into an oil shale formation, and the fired by a specially developed propane or natural gas power heater. The heater raises the temperature of the immediately surrounding shale to approximately 1,200 degrees Fahrenheit. Based on laboratory and field tests, raising the temperature of oil shale to that point causes a molecular reaction somewhat similar to the reaction in coal when it is turned into coke. No combustion takes place in the shale. Instead, hydrocarbons trapped in the shale are released predominantly as shale gas with a small amount of shale oil produced as well.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

The  Oil  Shale  Gasification  Process  (Continued)

Development of the method began in the laboratory and progressed to initial and second field tests near Duchesne, Utah, followed by two additional field tests near Rock Springs, Wyoming. In April 1988, Ramex began field-testing near Henryville, Indiana, where a total of eight wells were frilled. Throughout the testing the Company continued to develop and refine its process.

Based on information derived from the above mentioned tests. Ramex has proven that it can produce synthetic natural gas by drilling a hold into oil shale, inserting a heater and raising the temperature over 1,000 degrees Fahrenheit. The Company developed a heater which will allow the Company to put substantial BTUs of heat into the shale, including surface equipment and mechanisms to control the heater temperature and monitor the temperature of the shale as it is being heated.

Questions yet to be answered prior to using the process on a commercial basis are:

1.     How  fast  does  the  heat  reaction  move  through  the  shale?

2. How far will the reaction go from the heat source and how much heat is necessary on an incremental basis to keep the reaction zone moving outward from the source heat?

3. What is the exact chemical composition of the gas that is produced from the process over a period of time and does the composition change with varying amounts of heat and if so, what is the ideal amount of heat to produce the most desirable chemical composition of the gas?

In all of the field tests in Indiana, Ramex was able to answer the above questions due to water incursions into the heating area after the burner was installed. Management determined that it needs a lengthy burn in a water free environment, and could not be assured that Ramex's lease holdings at the time in Indiana would provide that kind of environment.

The technology is available to de-water an area of shale. De-watering requires analyzing the water table in the intended gasification area and drilling a number of wells around the perimeter from which the water is pumped out creating a cone of depression. The Company believes that in a commercial application of the de-watering process, cost per basis would be minimal, but to do so for one will on a research basis is cost prohibitive. Therefore, while the commercial production of gas from the oil shale in Indiana and other states where high water tables are present is very possible, those locations are not suitable for further research development studies.

For the purposes of the Company, laboratory simulation represents a tremendous advantage over continue trial and error research in the field. Variables can be introduced, such as higher or lower temperatures and the effects studied to determine exactly the correct temperature necessary to achieve the best reaction and to maintain the most economical thermal front movement within the shale. The combustion of the gas produced can be tested 7using variable conditions. Volume of gas produced its composition and the ultimate economics of the process can be determined and perfected much more quickly.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Competitive  Conditions

Oil shale gasification is a relatively new process for the commercial production of synthetic natural gas, and there are comparatively few companies involved in this activity. At least initially, Ramex does not anticipate any significant competition for geological prospects suitable for conducting its operations from other entities in the oil shale gasification industry. However, Ramex may encounter competition in obtaining future prospects and in selling natural gas by other companies and individuals engaged in traditinal exploration for oil and gas as well as in the organization and conduct of drilling programs, may of whom have greater financial resources and technical capabilities than the Registrant.

REGULATION

General

Ramex has no operations that are currently affected by political developments and federal and state laws and regulations. In particular, oil and natural gas production operations and economics are or have been affected by price control, tax and other laws relating to the oil and natural gas industry, by changes in such laws and by changing administrative regulations. There are currently no price controls on oil, condensate or NGLs; to the extent price controls remain applicable after the enactment of the Natural Gas Wellhead Decontrol Act of 1989.

Legislation affecting the oil and natural gas industry is under constant review for amendment or expansion, frequently increasing the regulatory burden. Also, numerous departments and agencies, both federal and state, are authorized by statute to issue and have issued rules and regulations binding on the oil and natural gas industry and its individual members, compliance with which is often difficult and costly and certain of which carry substantial penalties for the failure to comply. Ramex cannot predict how existing regulations may be interpreted by enforcement agencies or courts, nor whether amendments or additional regulations will be adopted, nor what effect such interpretations and changes may have on Ramex's business or financial condition.

Natural  Gas  Regulation

Historically, interstate pipeline companies generally acted as wholesale merchants by purchasing natural gas from producers and reselling the natural gas to local distribution companies and large end users. Commencing in late 1985, the Federal Energy Regulatory Commission (the "FERC") issued a series of orders that have had a major impact on interstate natural gas pipeline operations, services, and rates, and thus have significantly altered the marketing and price of natural gas. The FERC's key rule making action, Order No. 636 ("Order 636"), issued in April 1992, required each interstate pipeline to, among other things, "unbundle" its traditional bundled sales services and create and make available on an open and nondiscriminatory basis numerous constituent services (such as gathering services, storage services, firm and interruptible transportation services, and standby sales and natural gas balancing services), and to adopt a new rate making methodology to determine

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Natural  Gas  Regulation  (Continued)

appropriate rates for those services. To the extent the pipeline company or its sales affiliate makes natural gas sales as a merchant in the future, it does so pursuant to private contracts in direct competition with all other sellers; however, pipeline companies and their affiliates were not required to remain "merchants" of natural gas, and most of the interstate pipeline companies have become "transporters only." In subsequent orders, the FERC largely affirmed the major features of Order 636 and denied a stay of the implementation of the new rules pending judicial review. By the end of 1994, the FERC had concluded the Order 636 restructuring proceedings, and, in general, accepted rate filings implementing Order 636 on every major interstate pipeline. However, even though the implementation of Order 636 on individual interstate pipelines is essentially complete, many of the individual pipeline restructuring proceedings, as well as Order 636 itself and the regulations promulgated thereunder, are subject to pending appellate review and could possibly be changed as a result of future court orders. Ramex cannot predict whether the FERC's orders will be affirmed on appeal or what the effects will be on its business.

In recent years the FERC also has pursued a number of other important policy initiatives which could significantly affect the marketing of natural gas. Some of the more notable of these regulatory initiatives include (i) a series of orders in individual pipeline proceedings articulating a policy of generally approving the voluntary divestiture of interstate pipeline owned gathering facilities by interstate pipelines to their affiliates (the so-called "spin down" of previously regulated gathering facilities to the pipeline's non-regulated affiliate), (ii) the completion of a rule making involving the regulation of pipelines with marketing affiliates under Order No. 498, (iii) the FERC's ongoing efforts to promulgate standards for pipeline electronic bulletin boards and electronic data exchange, (iv) a generic inquiry into the pricing of interstate pipeline capacity, (v) efforts to refine the FERC's regulations controlling operation of the secondary market for released pipeline capacity, and (vi) a policy statement regarding market based rates and other non-cost-based rates for interstate pipeline transmission and storage capacity.

Several of these initiatives are intended to enhance competition in natural gas markets, although some, such as "spin downs," may have the adverse effect of increasing the cost of doing business on some in the industry as a result of the monopolization of those facilities by their new, unregulated owners. The FERC has attempted to address some of these concerns in its orders authorizing such "spin downs," but it remains to be seen what effect these activities will have on access to initiatives, the ongoing, or in some instances, preliminary evolving nature of these regulatory initiatives makes it impossible at this time to predict their ultimate impact on Ramex's business.

Federal  Taxation

The federal government may propose tax initiatives that affect the oil and natural gas industry, including Ramex. Due to the preliminary nature of these proposals, Ramex in unable to determine what effect, if any, the proposals would have on product demand or Ramex's results of operations.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Other  Proposed  Legislation

In the past, Congress has been very active in the area of natural gas regulation. Legislative proposals are pending in various states which, if enacted, could significantl7y affect the petroleum industry. Ramex cannot predict which proposals, if any may actually be enacted by Congress or any of the state legislatures, and what impact, if any, such proposals may have on Ramex's operations.

Environmental

Ramex currently has no operations. If Ramex were to initiate any drilling or exploitation of oil shale, the Company would be subject to numerous laws and regulations governing the discharge of materials into the environment or otherwise relating to environmental protection. These laws and regulations require the acquisition of a permit before drilling commences, restrict the types, quantities and concentration of various substances that can be released into the environment in connection with drilling and production activities, limit or prohibit drilling activities on certain lands lying within wilderness, wetlands and other protected areas, and impose substantial liabilities for pollution which might result from Ramex's operations. Moreover, the recent trend toward stricter standards in environmental legislation and regulation is likely to continue.

For instance, legislation has been proposed in Congress from time to time that would reclassify certain crude oil and natural gas exploitation and production wastes as "hazardous wastes" which would make the reclassified wastes subject to much more stringent handling, disposal and clean-up requirements. If such legislation were to be enacted, it could have a significant impact on the operating costs for the oil and natural gas industry in general. Initiatives to further regulate the disposal of crude oil and natural gas wastes are also pending in certain states, and these various initiatives could have a similar impact. This could incur substantial costs to comply with environmental laws and regulations. In addition to compliance costs, government entities and other third parties may assert substantial liabilities against owners and operators of oil and natural gas properties for oil spills, discharge of hazardous materials, remediation and clean-up costs and other environmental damages, including damages caused by previous property owners.

The  Pollution  Act  of  1990  (OPA")  imposes  a   variety  of  regulations  on
"responsible parties" related to the prevention of oil spills. The implementation of new, or the modification of existing, environmental laws or regulations, including regulations promulgated pursuant to the Oil Pollution Act f 1990, could have a material adverse impact on Ramex. While Ramex does not anticipate incurring material costs in connection with environmental compliance and remediation, it cannot guarantee that material costs will not be incurred.

Employees

At  January  31,  2000,  the  Registrant  had  no  salaried  employees.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Other

Ramex began negotiations in November of 1999, and executed a plan of reorganization on January 7, 2000 with SportsSports.com, Inc., a Florida Corporation, doing business on the World Wide Web as Sportsend.com. The plan of reorganization specifies that Ramex will have a one for thirty reverse split of its issued and outstanding common stock. Ramex also plans to either dispose of or sell its oil shale gasification business, which would include its patent.

ITEM  2     PROPERTIES

Patent

In November 1989, Ramex received approval from the U.S. Patent Office for its patent application for oil shale gasification process. The actual patent was issued on May 29, 1990. Ramex's patent covers the drilling of a hole into hydrocarbon bearing shale, inserting a heater and applying heat to the shale formation to cause a reaction which will produce synthetic natural gas and to extract that gas through the same bore hole. It also includes the description of the equipment itself.

The Registrant's executive offices are located at 2204 W. Wellesley, Spokane, Washington 99205.

ITEM  3     LEGAL  PROCEEDINGS

A judgement was granted in 1990 to Jack Guthrie and Associates, Inc. of Louisville, Kentucky to recover $12,076.70 charged for consulting services, advertising and presentation work. A judgement was granted in 1992 to Paul A. Petzrick of Annapolis, Maryland to recover $11,524.00 for consulting services. As of the date of this Form 10-K for the period ended January 31, 2000, no further activity has occurred on these lawsuits. The Registrant intends to settle both of these obligations.

The officers and directors of the Registrant certify that to the best of their knowledge, neither the Registrant nor any of its officers or directors are parties to any material legal proceedings or litigation other than that referenced above. The officers and directors of the registrant do not know of any other litigation being threatened or contemplated. To the best of the knowledge of the officers and directors of the Registrant, there are no investigations of any felonies, misfeasance or securities investigations nor is there any other pending or threatening litigation at the present time other than that referenced herein.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

ITEM  4     SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS
There were no submissions to a vote of security holders during the fourth fiscal quarter ended January 31, 2000.

                                     PART II

ITEM  5     MARKET  FOR  REGISTRANT'S  COMMON  EQUITY  AND  RELATED
            STOCKHOLDERS  MATTERS

The Registrant's common stock is listed on the OTC Bulletin Board of the NASD under the symbol "RAMX." No assurance can be given that the present market for the Registrant's common stock will continue.

The following table sets forth the high-ask and low-bid quotations per share as published by the National Quotation Bureau, Inc. for the fiscal quarterly periods indicated:

Market  Price:
                                       Fiscal year ending
                                           January 31,
                               1999                           2000
                      ----------------------          ---------------------
    Period             High             Low            High           Low
--------------------  ------          ------          ------         ------
    First Quarter     $0.017          $0.003          $0.003         $0.009
    Second Quarter    $0.017          $0.005          $0.04          $0.015

    Third Quarter     $0.017          $0.005          $0.04          $0.03
    Fourth Quarter    $0.017          $0.009          $0.19          $0.035

Such over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not necessarily represent actual transactions.

Shareholders:

As of January 31, 2000 there were approximately 3953 holders of record of the Common Stock of the Company.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Dividends

The Company has paid no cash dividends to date, and it does not intend to pay any cash dividends in the foreseeable future.

ITEM  6     SELECTED  FINANCIAL  DATA

                                               Years Ended January 31,
                              ----------------------------------------------------------
                                 1996        1997        1998        1999        2000
                              ----------  ----------  ----------  ----------  ----------
Revenues                             -0-         -0-         -0-         -0-         -0-
Net loss from operations        (21,081)    (19,168)    (19,901)    (22,957)    (20,783)
Income from forgiveness
     of debt                     17,692          -0-         -0-         -0-         -0-
Income from interest                 -0-         18          27          39          -0-
Net loss                        (21,081)    (19,150)    (19,874)    (22,918)    (20,783)
Net loss per common share           NIL         NIL         NIL         NIL         NIL
Current assets                    9,408       2,209       1,281       6,509      10,484
Current liabilities             144,052     156,003     169,949     181,095      51,127
Commitments and contingencies       -0-         -0-         -0-         -0-      10,100
Total Assets                      9,408       2,209       1,281       6,509      10,484
Stockholders'(deficit)         (134,644)   (153,794)   (168,668)   (174,586)    (50,743)

ITEM 7 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

Since inception, the Company's activity has been limited to conducting research and development of the Process for extracting synthetic natural gas from oil shale as described elsewhere in this report. The funds used to complete this research and development were initially provided by the sale of common restricted stock from the authorized, but unissued, shares of common stock of Ramex, loans made by shareholders and by the sale of limited partnership interests in Ramex Research partners, Ltd.

It was determined after the completion of the last field project in Indiana in 1995, that it would be necessary to next go to a laboratory research arrangement to answer some of the basic questions developed as a result of the field work done by Ramex. The Company has not undertaken any such laboratory research.

Liquidity  and  Capital  Resources:

As of January 31, 2000 Ramex's current assets were $10,484, and current liabilities were $51,127. Thus, there was a working capital deficiency of $40,643.

The current liabilities consist of accounts payable of $46,969 and related party payables of $4,158. Accounts payable include amounts due on judgements and various expenses that remain unpaid from Ramex operations. Related party payables are amounts due Maynard Moe for salary and operating expenses paid out of pocket. Ramex has no long-term debt. Ramex expects to pay all amounts due.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Results  of  Operations:

During the fiscal year ended January 31, 2000, the Company incurred total expenses of $20,783. These expenses were for normal daily operations of the Company, including consulting services. As in the past several years, the Company had no revenues for the year ended January 31, 2000. Due to Ramex's lack of revenue and assets, substantial doubt remains as to the Company's ability to continue as a going concern.

Environmental  Ramifications  of  the  Ramex  Process:

The Company has made in-depth inquiries to ascertain the environmental safety of its gasification process. To obtain a further understanding of the mobilization of trace elements and to indicate the environmental and health effects of the Process, Ramex conducted a survey of literature looking for similar scenarios on equivalent strata. The survey discovered no relevant information indicating a possible negative environmental impact of the Ramex process.

Ramex conducted actual field tests on ground water in and around a production well. In order to assure reliability, both the Indiana Geological Survey and Environmental Consultants of Clarkville, Indiana conducted a series of tests for Ramex as well. The tests compared leachate composition and the results showed that the Process did not materially affect the water in the area near the tested well sites.

Further discussion of both government and environmental regulations that may impact future operations of the Company is reported in Item 1. The Company has no way to predict what impact, if any, such laws and regulations may have on any of its future operations.

ITEM  8     FINANCIAL  STATEMENTS  AND  SUPPLEMENTARY  DATA

Financial statements appear on sequential pages 19 to 30 of this Annual Report on Form 10-K.

ITEM  9     CHANGES  AND  DISAGREEMENTS  WITH  ACCOUNTANTS  ON
            ACCOUNTING  AND  FINANCIAL  DISCLOSURE
None

                                 PART III

ITEM  10     DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  THE  REGISTRANT

Members of the Board of Directors and/or Executive Officers of the Registrant and further information concerning them are as follows:

Name                           Age    Position
-----------------------------  ---    -----------------------------------------------
Maynard  M.  Moe                58    President, Chief Executive Officer and Director
Kerry  L.  Weger                53    Secretary-Treasurer,  Director
George  Shutt                   79    Director
John  F.  Mayer                 58    Director
Sigurd  "Morris"  Mathisen      67    Vice-President

There are no family relationships among the current Directors and Officers of the Company.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Maynard  M.  Moe, age 58, President, Chief Executive Officer and a Director, was
elected by the Board of Directors on October 8, 1993 and has served continuously since that time. He currently works full time to manage Ramex. He was a Vice-President from January 20, 1993 to October 8, 1993. Mr. Moe was first hired as a consultant by the Registrant to handle day-to-day operations of Ramex as well as shareholder relations. He attended Eastern Washington College of Education in 1959 and 1960. He attended the Spokane
Community College for Oil Advance Burner Technology courses in 1965 and he received his oil burner mechanics license in 1965. Prior to his consulting work with Ramex, Mr. Moe was a stockbroker with Dillon Securities in Spokane, Washington form 1978 to 1992. Mr. Moe obtained Washington State Series 63, NASD Series 7 and Principle Series 23 licenses. Mr. Moe served as a committee chairman and vice president and director of the Spokane Stock Exchange for eighteen months. On August 31, 1992, Mr. Moe's chapter 11 plan of reorganization was confirmed, in order to pay all personal/business debts in full over three years. On March 13, 1996, Mr. Moe received a conformed copy of the Final Decree from the Court closing this case. During the past ten years, Mr. Moe has worked with different companies as a consultant for shareholder relations.

Kerry L. Weger, age 53, has been a Director and Secretary-Treasurer continuously since June 22, 1992. He works as needed attend to matters for Ramex, a negligible percentage of his time. He currently self-employed as a contract attorney in Bloomington Indiana and has been for more than five years. Mr. Weger attended Indiana University and received a B.A. in Business and a JD from the Indiana University School of Law in 1971. He is a member of the Indiana and Michigan State Bar Associations. Mr. Weger has been in the continuous  practice  of  law  for  twenty  years  and  is  currently practicing corporate law. Mr. Weger has represented several oil and gas drilling and development companies and is familiar with all phases of drilling and development. Mr. Weger is active in his community, is a member of the Bloomington Planning Commission, the Chamber of Commerce Erosion Development Committee and a past member of the Bloomington Little League Board of Directors and Monroe County Economic Development Council.

George Shutt, age 79, has been a Director continuously since June 22, 1992. He acts primarily as a consultant to Ramex with very little of his time involved. Mr. Shutt is presently the owner and sole proprietor of GESCO Consultants and has been for more than 5 yearsGESCO Consultants provides consulting and manufacturing representative services to selected segments of the aerospace industry. Prior to forming GESCO Consultants in 1981, Mr. Shutt was employed by Hughes Aircraft Company for thirty years in various capacities, including subcontracts administrator, project engineer,
manufacturing  planning  for  complex  electronic   systems  and   manufacturing
supervisor. Mr. Shutt also worked for Ford Motor Company for five years in commercial sales and development of specialized vehicles. Mr. Shutt has worked variously for Lockheed Aircraft Co. In the Research and Development Department. He was with the U.S. Air Force as an instructor on instrument flying techniques.

John  F.  Mayer,  age  58,  has been a Director continuously since October 1988.
He held the offices of President and Chief Executive Officer from June 22, 1992 until his resignation from these positions effective October 1, 1993. He currently acts as a consultant to Ramex with little of his time involved. He is retired and has been for more than five years. Mr. Mayer attended Southwest Texas Junior College (Associate of Arts degree), Colorado State University (Bachelor of Science degree) and the University of Kansas (two years of post service where he was employed as a civilian scientist and weapons graduate

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

work  in  physics.).  Mr.  Mayer  retired in 1992 from civil system analyst with
the  Department   of  Defense   for  20  years,  13  years  of  which   were  in
management  positions.

Sigurd "Morris" Mathisen, age 67, has been a Vice-President continously since October 29, 1993. He generally acts as a consultant to Ramex with little of his time involved. He has been retired for more than five years. Mr. Mathisen attended the Virginia Polytechnical Institute, majoring in Civil Engineering and Building Construction. Mr. Mathisen's work experience has included management, administration, planning, budgeting, scheduling, contracting, inspecting, directing all phases of construction, with profit and loss responsibility on all types of commercial, industrial, fossil and nuclear power generation, and hazardous waste facilities. Mr. Mathisen was instrumental in the installation baghouses, wet scrubber systems, and or electrostatic precipitators on four separate 500 mega watt fossil fuel power generation units. During more than four years he was Assistant Resident Manager for J.A Jones Construction Co. at Hanford, Washington. He has been responsible for direction of 1,500 employees plus subcontractors, on new and maintenance construction of nuclear and nuclear waste facilities and involved with the construction of a total of twenty-six multi-million dollar projects.

The terms of such Directors and Officers are for a period of one year or until their successors are duly elected and qualified.

ITEM  11     REMUNERATION  OF  DIRECTORS  AND  OFFICERS

Officers:

For the fiscal year ended January 31, 2000 none of the Officers of the Registrant had cash compensation in excess of $20,000. The only Officer who received remuneration is the President, Mr. Maynard Moe, in the amount of $1,000 per month for a total annual disbursement of $12,000.

Directors:

The Directors of the Company received no compensation for services rendered to the Registrant during the fiscal year ended January 31, 2000 with the exception of Mr. Maynard Moe who, as President receives remuneration as listed above.

Stock  Option  and  Compensation  Bonus  Plan:

Ramex's Stock Option and Compensation Bonus Plan (the "Plan") authorizes 3,000,000 shares of Common Stock for issuance to directors, officers, key-employees, consultants and advisors who contribute materially to the success and profitability of Ramex and who provide key services, consultation or advice to Ramex. As of January 31, 1991, there were 666,666 shares issued pursuant to the Plan. The Plan is intended to advance the interests of Ramex by encouraging and enabling the directors, officers, key employees, consultants and advisors to acquire and retain a proprietary interest in Ramex by ownership if its stock. The Plan is administered by the Board of Directors. The exercise price of each option is to be not less than 76% of the fair market value of the Common Stock on the date of grant or issuance. An option may be exercised for the following maximum amounts: 33% of the amount granted any time at least six months subsequent to the date of grant, an additional 33% of the amount granted any time at least 15 months subsequent to the date of grant, an additional 34% of the amount granted any time at least 27 months subsequent to the date of grant.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Options under the Plan may not be sold, pledged, signed, hypothecated, transferred or otherwise disposed of and are exercised only by the Optionee or upon his death by his legal representative.

In the event of termination for cause of an Optionee's employment with Ramex, the options shall expire immediately upon such termination. If the Optionee dies during his employment with Ramex, his options shall be exercisable by his personal representative to the extent the Optionee would have been entitled to exercise such option if he had continued to live and be in such employment, for the lesser of one year after his death or for the remaining term of the option.

ITEM  12     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND
                        MANAGEMENT

The following table sets forth information, as of January 31, 2000 as to each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company, and as to the security ownership of each Director of the Company and all officers and Directors of the company as a group. Except where specifically noted, each person listed in the table has sole voting and investment poser to the shares listed.

                                                   Security Ownership
Title              Name and Address                 Amount and Nature       Percent
of Class          of Beneficial Owner           of Beneficial Ownership     of Class
------------  --------------------------       ------------------------   ------------
Directors and Executive Officers:

Common Stock  MAYNARD M. MOE                              8,913,200          31.68%
              President, Chief Executive
              Officer, Director
              2204 W. Wellesley
              Spokane, WA  99205
Common Stock  JOHN F. MAYER                              3,257,100          11.58%
              Director
              534 Valley Drive
              Kerrville, Texas 78028
Common Stock  KERRY WEGER                                  641,000           2.28%
              Secretary/Treasurer
              3023 Daniel Street
              Bloomington, IN  47401
Common Stock  GEORGE SHUTT                                  92,450            .33%
              Director
              17582 Meridith Dr.
              Santa Ana, CA  92705

Common Stock  SIGURD "MORRIS" MATHISEN                      81,750            .30%
              Vice-President
              6415 N. Fleming
              Spokane, WA  99208
Common Stock   ALL DIRECTORS and                        12,985,500           46.17%
               Executive Officers as a group
               (5 persons) as of the date of this Form 10-K

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Stockholders  owning  more  than  5%  of  the  Registrant's  Voting  Securities:
Maynard Moe, 31.68% and John Meyer, 11.58%

ITEM  13     INTEREST  OF  MANAGEMENT  AND  OTHERS  IN  CERTAIN  TRANSACTIONS

There have been no transactions or series of transactions, or proposed transactions during the last fiscal year to which the Registrant is a party in which, which any director, nominee for election as a director, executive officer or beneficial owner of five percent or more of the Registrant's common stock, or any member of the immediate family of the foregoing had or is to have a direct or indirect material interest exceeding $60,000.

                                     PART IV

ITEM  14     EXHIBITS,  FINANCIAL  STATEMENT  SCHEDULES,  AND  REPORTS  ON  FORM
             8-K

(a)  (1)     The financial statements listed in the following index are filed as part  of  this  Annual  Report  on  Form  10-K:
                                                             Sequential
                                                                Page
Title  Page                                                      18
Table  of  Contents                                              18
Report  of  Independent  Auditor                                 19
Statement of Financial Position at January 31, 2000,
    1999 and 1998                                                20
Statement of Operations for the Years Ended January 31,
    2000, 1999 and 1998                                          21
Statement of Changes in Stockholders' Equity for the
    Years Ended January 31, 2000, 1999 and 1998                  22
Statement of Cash Flows for the Years Ended January 31,
    2000, 1999 and 1998                                          23
Notes to Financial Statements at January 31,
    2000, 1999 and 1998                                          24-27

(a) (2) Financial Statement Schedules are not filed with this Annual Report on Form 10-K because the Schedules are either inapplicable or the required information is presented in the Financial Statements or Notes hereto.

(a)     (3)  Exhibits
Exhibits required by Item 601 of Regulation S-K are as follows:

2)  Plan of acquisition, reorganization, arrangement, liquidation
    or succession                                                    28
23) Consent of experts and counsel.                                  40
27) Financial Data Schedule (electronic filing only)                 41

All other exhibits are omitted as not applicable.

(b)     Form  8-K, filed on January 12, 2000, reported  an agreement and plan of
reorganization  with   SportsSports.com  Inc, a  Florida  Corporation,   and  is
considered  to  be  included  herein  by  reference.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

                                   SIGNATURES
Pursuant to the requirements of Section 13 of 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Ramex  Synfuels  International,  Inc.
     Registrant

Dated: August 30 , 2000       By: /s/ Maynard M. Moe
      ------------------      -------------------------------------
                              Maynard  M.  Moe
                              President,  CEO  and  Director



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the Registrant and on the dates indicated.

Dated: August 30 , 2000       By: /s/ Maynard M. Moe
      ------------------      -------------------------------------
                              Maynard  M.  Moe
                              President,  CEO  and  Director

Dated: August 30 , 2000       By: /s/ Kerry L. Wegner
      ------------------      -------------------------------------
                              Kerry  L.  Weger,
                              Secretary/Treasurer  and  Director

Dated: August 30 , 2000       By: /s/ George Shutt
      ------------------      -------------------------------------
                              George  Shutt
                              Director

Dated: August 30 , 2000       By: /s/ John F. Mayer
      ------------------      -------------------------------------
                              John  F.  Mayer
                              Director

                                 RAMEX SYNFUELS
                               INTERNATIONAL, INC.

                              FINANCIAL STATEMENTS
                                January 31, 2000


                              WILLIAMS & WEBSTER PS
                          Certified Public Accountants
                        BANK OF AMERICA FINANCIAL CENTER
                          601 W. RIVERSIDE, SUITE 1940
                               SPOKANE, WA   99201
                                 (509) 838-5111





                       RAMEX SYNFUELS INTERNATIONAL, INC.

                                TABLE OF CONTENTS



Independent  Auditor's  Report                                        1

Statements  of  Financial  Position                                   2

Statements  of  Operations                                            3

Statement  of  Stockholders'  Equity  (Deficit)                       4

Statements  of  Cash  Flows                                           5

Notes  to  Financial  Statements                                      6

                          INDEPENDENT AUDITOR'S REPORT




Board  of  Directors
Ramex  Synfuels  International,  Inc.
Spokane,  Washington

We have audited the accompanying statements of financial position of Ramex Synfuels International, Inc. as of January 31, 2000, 1999 and 1998 and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ramex Synfuels International, Inc. as of January 31, 2000, 1999 and 1998 and the results of operations, changes in stockholders' equity (deficit) and cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations, has generated no revenues in the last three years, has a working capital deficit and substantial liabilities. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Williams  &  Webster,  P.S.
Spokane,  Washington
March 2, 2000, except as pertaining to Note 7 which was revised August 31, 2000

RAMEX SYNFUELS INTERNATIONAL, INC.
BALANCE SHEETS



ASSETS
                                     January 31,     January 31,     January 31,
                                        2000            1999            1998
                                   -------------    -----------    -----------
CURRENT ASSETS
     Cash                          $     10,484     $    6,509     $    1,281
                                   -------------    -----------    -----------

     TOTAL ASSETS                  $     10,484     $    6,509     $    1,281
                                   =============    ===========    ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
     Accounts payable              $     46,969      $  62,801     $   64,295
     Related party payables               4,158        118,294        105,654
                                   -------------    -----------    -----------

     Total Current Liabilities           51,127        181,095        169,949
                                   -------------    -----------    -----------

COMMITMENTS  AND  CONTINGENCIES          10,100            -              -
                                   -------------    -----------    -----------

STOCKHOLDERS' EQUITY (DEFICIT)
     Common stock; $.01 par
       value; 125,000,000 shares
       authorized; 28,138,765,
       16,023,465 and 14,323,465
       shares issued and
       outstanding as of
       January 31, 2000, 1999 \
       and 1998, respectively           281,387        160,234        143,234
     Additional  paid-in  capital     4,618,402      4,594,929      4,594,929
     Accumulated  deficit            (4,950,532)    (4,929,749)    (4,906,831)
                                   -------------    -----------    -----------

     Total Stockholders'
       Equity (Deficit)                 (50,743)      (174,586)      (168,668)
                                   -------------    -----------    -----------

     TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY
       (DEFICIT)                   $     10,484     $    6,509     $   1,281
                                   =============    ===========    ===========





The accompanying notes are an integral part of these financial statements.

RAMEX SYNFUELS INTERNATIONAL, INC.
Statements of Operations

                                     Year Ended      Year Ended     Year Ended
                                     January 31,     January 31,    January 31,
                                        2000            1999           1998
                                     -----------     -----------     -----------
REVENUE                              $      -        $     -         $      -
                                     -----------     -----------     -----------

GENERAL AND ADMINSTRATIVE EXPENSES       20,783          22,957          19,901
                                     -----------     -----------     -----------

(LOSS)  FROM  OPERATIONS                (20,783)        (22,957)        (19,901)

OTHER INCOME
     Interest                               -                39              27
                                     -----------     -----------     -----------

LOSS  BEFORE  INCOME  TAXES             (20,783)        (22,918)        (19,874)

INCOME  TAXES                               -               -               -
                                     -----------     -----------     -----------

NET LOSS                             $  (20,783)     $  (22,918)     $  (19,874)
                                     ===========     ===========     ===========

BASIC AND DILUTED
  NET (LOSS) PER SHARE                     (NIL)           (NIL)           (NIL)
                                     ===========     ===========     ===========

BASIC AND DILUTED
WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING         26,687,245      15,385,383      14,219,081
                                     ===========     ===========     ===========




















The accompanying notes are an integral part of these financial statements.

RAMEX SYNFUELS INTERNATIONAL, INC.
Statement of Changes in Stockholders' Equity

                           Common Stock            Additional
                   --------------------------      Paid-In     Accumulated
                      Shares         Amount        Capital      (Deficit)       Total
                   -----------    -----------    -----------   -----------   -----------
Balance,
February 1, 1997    13,823,465    $  138,234     $4,594,929    $(4,886,957)  $ (153,794)
Common stock
issued for cash
at $.01 per
share                  500,000         5,000            -              -          5,000
Net loss for
the year ended
January 31, 1998           -              -             -          (19,874)     (19,874)
                   -----------    -----------    -----------   -----------   -----------
Balance,
January 31, 1998    14,323,465       143,234      4,594,929     (4,906,831)    (168,668)
Common stock
issued for cash
at $.01 per share    1,700,000       17,000             -              -         17,000
Net loss for
the year ended
January 31, 1999           -            -               -          (22,918)     (22,918)
                   -----------    -----------    -----------   -----------   -----------
Balance,
January 31, 1999    16,023,465       160,234      4,594,929     (4,929,749)    (174,586)
Common stock
issued for
accounts
payable and
related party
payables at
prices ranging
from $0.01 to
$0.03 per share     11,065,300       110,653         23,473            -        134,126
Common stock
issued for
services at
$0.01 per share         50,000           500            -              -            500
Common stock
issued for cash
at $0.01 per share   1,000,000        10,000           -               -         10,000
Net loss for
the year ended
January 31, 2000           -             -             -           (20,783)     (20,783)
                   -----------    -----------    -----------   -----------   -----------
Balance,
January 31, 2000    28,138,765    $  281,387     $4,618,402    $(4,950,532)  $  (50,743)
                   ===========    ===========    ===========   ===========   ===========




The accompanying notes are an integral part of these financial statements.

RAMEX SYNFUELS INTERNATIONAL, INC.
Statements of Cash Flows For the Years


                                               January 31,    January 31,    January 31,
                                                  2000           1999          1998
                                               -----------    -----------    -----------
CASH FLOWS FROM
OPERATING ACTIVITIES
Net (loss)                                     $  (20,783)    $  (22,918)    $  (19,874)
Common stock issued for services                      500            -              -
  Changes in assets and liabilities:
  Accounts payable                                    -           (1,494)           -
  Commitments and contingencies                    10,100            -              -
  Related  party  payables                          4,158         12,640         13,946
                                               -----------    -----------    -----------
Net cash used by operating activities              (6,025)       (11,772)        (5,928)
                                               -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
                                                      -              -              -
                                               -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of common stock for cash                10,000         17,000          5,000
                                               -----------    -----------    -----------

Net cash from financing activities                 10,000         17,000          5,000
                                               -----------    -----------    -----------

NET INCREASE (DECREASE) IN CASH                     3,975          5,228           (928)

CASH AT BEGINNING OF YEAR                           6,509          1,281          2,209
                                               -----------    -----------    -----------

CASH  AT  END  OF  YEAR                        $   10,484     $    6,509     $    1,281
                                               ===========    ===========    ===========

SUPPLEMENTAL INFORMATION:
  Interest paid                                $      -       $      -       $      -
  Taxes paid                                   $      -       $      -       $      -

Non-cash financing activities:
  Common stock issued for services             $      500     $      -       $      -
  Common stock issued for accounts payable
    and related party payables                 $  134,126     $      -       $      -









The accompanying notes are an integral part of these financial statements.

                        RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000

NOTE  1  -  ORGANIZATION  AND  DESCRIPTION  OF  BUSINESS

The Company's predecessor, Cache Oil Corporation, was incorporated in March 1980, under the laws of the State of Utah. In July 1980, Cache Oil Corporation purchased, in a business combination, all of the outstanding common stock of Ramex Horn, Inc., a Wyoming corporation, which was subsequently dissolved. In December 1980, Cache Oil merged with a wholly owned subsidiary of Ramex Horn, Inc., Ramex Synthetic Fuels International, Inc., a Utah corporation, at which time the name of the surviving Utah corporation was changed to Ramex Synfuels International, Inc. (the Company). The Company had been in the development stage prior to 1992, at which time operations ceased. Currently management is seeking new capital through formation of a strategic alliance or joint venture.

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNT  POLICIES

This summary of significant accounting policies of Ramex Synfuels International, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Accounting  Method

The Company's financial statements are prepared using the accrual method of accounting with a year end of January 31.

Loss  per  Share

Loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the year. The weighted average number is calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. Basic and diluted loss per share is the same as there are no common stock equivalents outstanding.

Cash  and  Cash  Equivalents

For purposes of the Statement of Cash Flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Financial  Accounting  Standards

The Company has adopted the fair value accounting rules to record all transactions in equity instruments for goods or services.

                        RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNT  POLICIES  (Continued)

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

Provision  for  Taxes

At January 31, 2000, the Company has a net operating loss carryforward of approximately $4,950,000 that may be offset through 2014. No tax benefit has been reported in the financial statements as the Company believes there is a 50% or greater chance the net operating loss carryforwards will expire unused. Accordingly, the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amount.

NOTE  3  -  GOING  CONCERN

The Company's financial statements have been presented on a going concern basis that contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. In recent years however, the Company has sustained substantial operating losses without generating any revenues. In addition, the Company has substantial liabilities and a working capital deficit of $40,643. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

Management's  plans  to  mitigate  this  issue  are  summarized  as  follows:

Management has provided an infusion of cash through advances from officers and directors and minimized the Company's cash expenditures. Management also intends to seek new capital by forming a strategic alliance or joint venture. The above actions are expected to provide funds needed to increase liquidity and implement the Company's business plans. See Notes 7 and 9.

NOTE  4  -  STOCK  OPTION  AND  COMPENSATION  BONUS  PLAN

In 1989, the Company established a nonqualified stock option plan for its directors, employees, and outside consultants. Under the plan, options to purchase shares of the Company's common stock may be granted at 76% of the fair market value of the common stock at the date of grant. Options may be partially exercised within six months of the grant and are fully exercisable within twenty-seven months of the grant date.

NOTE  4  -  STOCK  OPTION  AND  COMPENSATION  BONUS  PLAN  (Continued)

The Company originally provided for a maximum of 3,000,000 shares to be issued under the stock option plan. In 1989 and 1990, the Company issued 1,366,667 shares under the plan and has issued no additional shares since that time. The remaining shares available under the plan were reduced to 163,333 due to the Company's reverse stock split in 1994.

                        RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000

NOTE  5  -RELATED  PARTY  TRANSACTIONS

As  of  January  31,  2000, 1999 and 1998, the Company owed $4,158, $118,294 and
$105,654, respectively to officers for accrued consulting fees, advances and expenses paid on behalf of the Company. During the year ended January 31, 2000, stock was issued to related parties in payment of a majority of the related party payables. See Note 8.

NOTE  6  -  ACCOUNTS  PAYABLE

Accounts payable principally consists of trade payables which are several years old. It appears that no efforts are being made by the vendors to collect these delinquent balances, and the Company believes that collection efforts are unlikely. During the year ended January 31, 2000, stock was issued in payment of a portion of the accounts payable. See Note 8.

NOTE  7  -  COMMITMENTS  AND  CONTINGENCIES

Ramex  Research  Partners,  Ltd.

In September 1993, the Company as the general partner in newly formed Ramex Research Partners, Ltd., a Texas limited partnership, raised $110,000 for further development of an oil shale gasification process. This process is protected by a patent (issued on May 29, 1990), owned by the Company, which is carried at no cost on the Company's financial statements. In return for this funding, the Company has granted to the limited partners a limited term royalty payable from the future proceeds, if any, of gas produced from the application of this process. This limited term royalty will continue until the limited partners have received the greater of (1) payments aggregating 1.10% of the net profits derived from the first 1,000 productive wells using this process, or (2) payments aggregating ten times the limited partners' original investment. The patented process, a partially developed technology for gasification of oil Shale, remains unproven. Management estimates that completing development and testing the technology would cost in excess of one million dollars. There is no assurance that the process would ever be successfully developed. Therefore management determines that in its current state the fair value of the technology is nil.

The Company anticipates that it will sell the technology to the President of the Company for the nominal consideration of one dollar, after approval of the Acquisition of Sportsend (see Note 7.) Attendant with the ownership of the technology, the liabilities related thereto will also be transferred. Currently there are no liabilities associated with the technology.

Sports  Sports.Com,  Inc.

During January 2000, the Company executed a plan of reorganization with Sports Sports.Com, Inc., (hereinafter "Sportsend") a Florida corporation, doing business on the World Wide Web as Sportsend.Com. In executing the plan of reorganization, the Company is expected to have a one for thirty reverse split of its issued and outstanding common stock and pay off all currently existing liabilities. On January 27, 2000, Sportsend advanced $130,000 to a trust account that is controlled by the president of Ramex for the purpose of liquidating these liabilities and paying expenses related to the plan of reorganization. At January 31, 2000, Sportsend had advanced $10,100 to the Company for the specific purpose of paying for the shareholders' proxy in regard to this plan of

                        RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000

NOTE  7  -  COMMITMENTS  AND  CONTINGENCIES (CONTINUED)

reorganization. After the reverse stock split and payment of liabilities, the Company intends to acquire Sportsend in a reverse merger through a stock for stock transaction. The acquisition date is expected to be set once both companies have their annual audited financial statements and the aforementioned conditions have been met.

NOTE  8  -  COMMON  STOCK

During the year ended January 31, 2000, the Company issued 11,065,300 shares of its common stock for in payment of accounts payable and related party payables at prices ranging from $0.01 to $0.03 per share. The Company also issued 50,000 shares of common stock for services at $0.01 per share and 1,000,000 shares of common stock for cash at $0.01 per share. The shares were issued at the fair market value on the date of issuance.

During the years ended January 31, 1999 and 1998, the Company sold 1,700,000 and 500,000 shares of its common stock, respectively, at $0.01 per share, which was the fair market value of the shares on the date of issuance.

NOTE  9  -  SUBSEQUENT  EVENTS

The Company has executed a plan of reorganization with Sports Sports.Com, Inc. a Florida corporation, doing business on the World Wide Web as Sportsend.Com. The reorganization calls for acquisition of Sportsend through stock for stock transactions after a one for thirty reverse stock split of the Company's common stock and other conditions are met. See Note 7.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 10-Q/A
                             (Amendment Number One)

                  QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                      For quarter ended:  April 30, 2000
                      Commission file number: 000-18081

                       RAMEX SYNFUELS INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

            Nevada                                         87-0360039
(State or other jurisdiction                         (IRS Employer Ident. No.)
of incorporation  or organization)

2204 W. Wellesley
Spokane, Washington                                               99205
(Address of principal executive offices)                      (Zip  code)

                                 (509) 328-9633
                         (Registrant's telephone number)



_X_ Yes, Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months (or for shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practical date:

                          Common Stock, $0.01 Par Value
                     28,138,765 shares as of April 30, 2000

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                         QUARTERLY REPORT ON FORM 10-Q


Table of Contents                                                          Page

                         PART 1 - FINANCIAL INFORMATION

Item 1 - Financial Information

Accountant's  Review  Report                                                 4
Financial  Statements
     Balance  Sheets                                                         5
     Statements  Of  Operations                                              6
     Statement  Of  Stockholders'  Equity  (Deficit)                         7
     Statements  Of  Cash  Flows                                             8
Notes  To  Financial  Statements                                             9

Item 2 - Management's Discussion And Analysis Of Financial Condition
         And Results Of Operations.                                          13

                           PART II OTHER INFORMATION

Item 1.  Legal Proceedings                                                   13
Item 2.  Changes in Securities                                               13
Item 3.  Defaults Upon Senior Securities                                     14
Item 4.  Submission of Matters to a Vote of Security Holders                 14
Item 5.  Other Information                                                   14
Item 6   Exhibits and Reports on Form 8-K                                    14

Signatures                                                                   14

Exhibit 23                                                                   15
Exhibit 27                                                                   16

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          QUARTERLY REPORT ON FORM 10-Q



                      PART  I.     FINANCIAL  INFORMATION

ITEM  1:     FINANCIAL  STATEMENTS  (UNAUDITED)




                                 RAMEX SYNFUELS
                               INTERNATIONAL, INC.
                              FINANCIAL STATEMENTS
                       APRIL 30, 2000 AND JANUARY 31, 2000




                              WILLIAMS & WEBSTER PS
                          CERTIFIED PUBLIC ACCOUNTANTS
                        BANK OF AMERICA FINANCIAL CENTER
                           W 601 RIVERSIDE, SUITE 1940
                                SPOKANE, WA 99201
                                 (509) 838-5111





                                 RAMEX SYNFUELS
                               INTERNATIONAL, INC.

                                 APRIL 30, 2000

                                TABLE OF CONTENTS


ACCOUNTANT'S  REVIEW  REPORT                                                 1

FINANCIAL  STATEMENTS

     Balance  Sheets                                                         2

     Statements  of  Operations                                              3

     Statement  of  Stockholders'  Equity  (Deficit)                         4

     Statements  of  Cash  Flows                                             5

NOTES  TO  FINANCIAL  STATEMENTS                                             6

Board  of  Directors
Ramex  Synfuels  International,  Inc.
Spokane,  WA

                           Accountant's Review Report

We  have   reviewed   the  accompanying   balance  sheets   of  Ramex   Synfuels
International, Inc. as of April 30, 2000 and the related statements of operations, cash flows, and stockholders' equity for the three months ended April 30, 2000, and for the period from February 1, 2000 through April 30, 2000. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The financial statements for the year ended January 31, 2000 were audited by us and we expressed an unqualified opinion on them in our report dated March 2, 2000, but we have not performed any auditing procedures since that date.

As discussed in Note 3 to the financial statements, the Company has been seeking new capital. Management's plans regarding those matters also are described in
Note 7 and 9. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Williams & Webster, P.S.


Williams  &  Webster,  P.S.
Certified  Public  Accountants
Spokane,  Washington
May  26,  2000














Accountant's page 1

                        RAMEX SYNFUELS INTERNATIONAL, INC.
                                 BALANCE SHEETS

                                                 April 30,           January 31,
                                                   2000                 2000
                                               (unaudited)
                                               ------------         ------------
ASSETS

     CURRENT  ASSETS
     Cash                                      $     3,667          $    10,484
                                               ------------         ------------
                        TOTAL CURRENT ASSETS         3,667               10,484
                                               ------------         ------------

                         TOTAL ASSETS          $     3,667          $    10,484
                                               ============         ============

LIABILITIES  AND  STOCKHOLDERS'  EQUITY

     CURRENT  LIABILITIES
     Accounts payable                          $     45,791         $    46,969
     Related party payables                           4,231               4,158
                                               ------------         ------------
                  TOTAL CURRENT LIABILITIES          50,022               51,127
                                               ------------         ------------

     COMMITMENTS AND CONTINGENCIES                   10,100              10,100
                                               ------------         ------------

     STOCKHOLDERS'  EQUITY  (DEFICIT)
     Common  stock; $.01 par value:
       125,000,000 shares authorized;
       28,138,765  shares issued and
       outstanding                                  281,387             281,387
     Additional paid-in capital                   4,630,708           4,618,402
     Accumulated deficit                         (4,968,550)         (4,950,532)
                                               ------------         ------------

     TOTAL STOCKHOLDERS' EQUITY (DEFICIT)          (56,455)             (50,743)
                                               ------------         ------------

         TOTAL LIABILITIES AND STOCKHOLDERS'
         EQUITY (DEFICIT)                      $     3,667          $    10,484
                                               ============         ============












See accountant's review report and notes to financial statements
Accountant's page  2

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                            STATEMENTS OF OPERATIONS


                                              For the Three Months Ended
                                                     April 30,
                                              --------------------------
                                                 2000             1999
                                              ------------  ------------

REVENUE                                       $       -     $       -

GENERAL AND ADMINISTRATIVE EXPENSES                18,018         8,378
                                              ------------  ------------

NET LOSS                                      $   (18,018)  $    (8,378)
                                              ============  ============

BASIC  AND  DILUTED
NET LOSS PER SHARE                            $       nil   $       nil
                                              ============  ============

BASIC  AND  DILUTED
WEIGHTED  AVERAGE  NUMBER  OF
COMMON SHARES OUTSTANDING                      28,138,765    21,831,115
                                              ============  ============































See accountant's review report and notes to financial statements
Accountant's page  3

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                    STATEMENT STOCKHOLDERS' EQUITY (DEFICIT)

                       Common Stock         Additional
                    ----------------------  Paid-ion      Accumulated
                    Shares      Amount      Capital       Deficit       Totals
                    ----------  ----------  ------------  ------------  ----------
Balance,
February 1, 1998     14,323,465  $ 143,234  $  4,594,929  $ (4,906,831) $ (168,668)

Common stock issued
  for cash at
  $.01 per share     1,700,000      17,000           -             -        17,000
Net loss for the
  year  ended
  January 31, 1999         -            -            -         (22,918)    (22,918)
                    ----------  ----------  ------------  ------------  ----------
Balance,
  January 31, 1999  16,023,465     160,234     4,594,929    (4,929,749)   (174,586)

Common stock issued
  for  accounts
  payable and
  related  party
  payables at
  prices ranging
  from $.01 to
  $.03 per share    11,065,300     110,653        23,473           -       134,126
Common stock
  issued for
  services at
  $.01 per share        50,000         500           -             -           500
Common stock
  issued for cash
  at $.01 per share   1,000,000     10,000           -             -        10,000
Net loss for
  the  year  ended
  January 31, 2000          -          -             -         (20,783)    (20,783)
                    ----------  ----------  ------------  ------------  ----------
Balance,
  January 31, 2000  28,138,765     281,387     4,618,402    (4,950,532)    (50,743)

Contribution of
  additional
  paid-in capital          -           -          12,306           -        12,306
Net loss for
  three months
  ended
  April 30, 2000           -           -             -         (18,018)    (18,018)
                    ----------  ----------  ------------  ------------  ----------
Balance,
  April 30, 2000
  (unaudited)       28,138,765  $  281,387  $  4,630,708  $ (4,968,550) $  (56,455)
                    ==========  ==========  ============  ============  ==========



See accountant's review report and notes to financial statements
Accountant's page  4

                      RAMEX  SYNFUELS  INTERNATIONAL,  INC.
                          STATEMENTS  OF  CASH  FLOWS

                                              For the Three Months Ended
                                                     April 30,
                                              --------------------------
                                                 2000             1999
                                              ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss)                                  $    (18,018)  $   (8,378)
  Adjustments to reconcile net loss to
  net cash used by operating  actiities:
    Common stock issued for services                   -            500
    Common stock issued for related
      parties payable                                  -          3,000
    Decrease in payables                          (1,178)           -
    Increase in related party payables                73            -
                                              ------------  ------------
Net cash used in operating activities             (19,123)       (4,878)
                                              ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES                  -             -
                                              ------------  ------------

CASH  FLOWS  FROM  FINANCING  ACTIVITIES
  Proceeds from sale of common stock                  -           5,000
  Contribution to additional paid-in capital       12,306           -
                                              ------------  ------------
                                                   12,306         5,000
                                              ------------  ------------
Change in cash                                     (6,817)          122

Cash, beginning of period                          10,484         6,509
                                              ------------  ------------

Cash end of period                            $     3,667   $     6,631
                                              ============  ============

NON-CASH  TRANSACTIONS
  Common stock issued for related
    parties payable                           $       -     $   114,114
















See accountant's review report and notes to financial statements
Accountant's page  5

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000

NOTE  1  -  ORGANIZATION  AND  DESCRIPTION  OF  BUSINESS

The Company's predecessor, Cache Oil Corporation, was incorporated in March 1980, under the laws of the State of Utah. In July 1980, Cache Oil Corporation purchased, in a business combination, all of the outstanding common stock of Ramex Horn, Inc., a Wyoming corporation, which was subsequently dissolved. In December 1980, Cache Oil merged with a wholly owned subsidiary of Ramex Horn, Inc., Ramex Synthetic Fuels International, Inc., a Utah corporation, at which time the name of the surviving Utah corporation was changed to Ramex Synfuels International, Inc. (the Company). The Company had been in the development stage prior to 1992, at which time operations ceased. Currently management is seeking new capital through formation of a strategic alliance or joint venture.

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNT  POLICIES

This summary of significant accounting policies of Ramex Synfuels International, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Accounting  Method
------------------
The Company's financial statements are prepared using the accrual method of accounting with a year end of January 31.

Loss  per  Share
----------------
Loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the year. The weighted average number is calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. Basic and diluted loss per share is the same as there are no common stock equivalents outstanding.

Cash  and  Cash  Equivalents
----------------------------
For purposes of the Statement of Cash Flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Financial  Accounting  Standards
--------------------------------
The Company has adopted the fair value accounting rules to record all transactions in equity instruments for goods or services.

Estimates
---------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.



Accountant's page  6

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000

Provision  for  Taxes
---------------------
At January 31, 2000, the Company has a net operating loss carryforward of approximately $4,795,000 that may be offset through 2014. No tax benefit has been reported in the financial statements as the Company believes there is a 50% or greater chance the net operating loss carryforwards will expire unused. Accordingly, the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amount.

Impaired  Asset  Policy
-----------------------
In March 1995, the Financial Accounting Standards Board issued a statement titled "Accounting for Impairment of Long-lived Assets." In complying with this standard, the Company will review its long-lived assets quarterly to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable. The Company does not believe any adjustments are needed to the carrying value of its assets at April 30, 2000.

Year  2000  Issues
------------------
Like other companies, Ramex Synfuels International, Inc. could be adversely affected if the computer systems the Company, its suppliers or customers use do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment and elevators, etc. At this time, the Company does not have any evidence of problems associated with the year 2000 issue.

Interim  Financial  Statements
------------------------------
The interim financial statements as of and for the three months ended April 30, 2000 included herein have been prepared for the Company, without audit. They reflect all adjustments which are, in the opinion of management, necessary to present fairly the results of operations for these periods. All such adjustments are normal recurring adjustments. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full fiscal year.

NOTE  3  -  GOING  CONCERN

The Company's financial statements have been presented on a going concern basis that contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. In recent years however, the Company has sustained substantial operating losses without generating any revenues. In addition, the Company has substantial liabilities and a working capital deficit of $46,355. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

Management's  plans  to  mitigate  this  issue  are  summarized  as  follows:

Management has provided an infusion of cash through advances from officers and directors and minimized the Company's cash expenditures. Management also intends to seek new capital by forming a strategic alliance or joint venture. The above actions are expected to provide funds needed to increase liquidity and implement the Company's business plans. See Notes 7 and 9.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000

NOTE  4  -  STOCK  OPTION  AND  COMPENSATION  BONUS  PLAN

In 1989, the Company established a nonqualified stock option plan for its directors, employees, and outside consultants. Under the plan, options to purchase shares of the Company's common stock may be granted at 76% of the fair market value of the common stock at the date of grant. Options may be partially exercised within six months of the grant and are fully exercisable within twenty-seven months of the grant date.

The Company originally provided for a maximum of 3,000,000 shares to be issued under the stock option plan. In 1989 and 1990, the Company issued 1,366,667 shares under the plan and has issued no additional shares since that time. The remaining shares available under the plan were reduced to 163,333 due to the Company's reverse stock split in 1994.

NOTE  5  -RELATED  PARTY  TRANSACTIONS

As of April 30, 2000 and January 31, 2000, the Company owed $4,158 and $4,231, respectively to officers for accrued consulting fees, advances and expenses paid on behalf of the Company. During the year ended January 31, 2000, stock was issued to related parties in payment of a majority of the related party payables. See Note 8.

NOTE  6  -  ACCOUNTS  PAYABLE

Accounts payable principally consists of trade payables which are several years old. It appears that no efforts are being made by the vendors to collect these delinquent balances, and the Company believes that collection efforts are unlikely. During the year ended January 31, 2000, stock was issued in payment of a portion of the accounts payable. See Note 8.

NOTE  7  -  COMMITMENTS  AND  CONTINGENCIES

Ramex  Research  Partners,  Ltd.
--------------------------------
In September 1993, the Company as the general partner in newly formed Ramex Research Partners, Ltd., a Texas limited partnership, raised $110,000 for further development of an oil shale gasification process. This process is protected by a patent (issued on May 29, 1990), owned by the Company, which is carried at no cost on the Company's financial statements. In return for this funding, the Company has granted to the limited partners a limited term royalty payable from the future proceeds, if any, of gas produced from the application of this process. This limited term royalty will continue until the limited partners have received the greater of (1) payments aggregating 1.10% of the net profits derived from the first 1,000 productive wells using this process, or (2) payments aggregating ten times the limited partners' original investment.

The Company anticipates that it will sell the above referenced technology to the President of the Company for a nominal consideration, after approval of the Acquisition of Sportsend (see Note 7.) Attendant with the ownership of the technology, the liabilities related thereto will also be transferred.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000

NOTE  7  -  COMMITMENTS  AND  CONTINGENCIES  (CONTINUED)

Sports  Sports.Com,  Inc.
-------------------------
During January 2000, the Company executed a plan of reorganization with Sports Sports.Com, Inc., (hereinafter "Sportsend") a Florida corporation, doing business on the World Wide Web as Sportsend.Com. In executing the plan of reorganization, the Company is expected to have a one for thirty reverse split of its issued and outstanding common stock and pay off all currently existing liabilities. On January 27, 2000, Sportsend advanced $130,000 to a trust account that is controlled by the president of Ramex for the purpose of liquidating these liabilities and paying expenses related to the plan of reorganization. At January 31, 2000, Sportsend had advanced $10,100 to the Company for the specific purpose of paying for the shareholders' proxy in regard to this plan of reorganization. After the reverse stock split and payment of liabilities, the Company intends to acquire Sportsend in a reverse merger through a stock for stock transaction. The acquisition date is expected to be set once both companies have their annual audited financial statements and the aforementioned conditions have been met.

NOTE  8  -  COMMON  STOCK

During the year ended January 31, 2000, the Company issued 11,065,300 shares of its common stock for in payment of accounts payable and related party payables at prices ranging from $0.01 to $0.03 per share. The Company also issued 50,000 shares of common stock for services at $0.01 per share and 1,000,000 shares of common stock for cash at $0.01 per share. The shares were issued at the fair market value on the date of issuance.

During the years ended January 31, 1999 and 1998, the Company sold 1,700,000 and 500,000 shares of its common stock, respectively, at $0.01 per share, which was the fair market value of the shares on the date of issuance.

NOTE  9  -  SUBSEQUENT  EVENTS

The Company has executed a plan of reorganization with Sports Sports.Com, Inc. a Florida corporation, doing business on the World Wide Web as Sportsend.Com. The reorganization calls for acquisition of Sportsend through stock for stock transactions after a one for thirty reverse stock split of the Company's common stock and other conditions are met. See Note 7.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          QUARTERLY REPORT ON FORM 10-Q

Item  2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL

          CONDITION AND RESULTS OF OPERATIONS.

Results of Operations

   Ramex has sustained substantial operating losses without generating any revenues. In addition, the Company has substantial liabilities and a working capital deficit of $46,355. Management has provided an infusion of cash through advances from officers and directors and minimized the Company's cash expenditures. There remains substantial doubt about the Company's ability to continue as a going concern. Obtaining additional financing is crucial to the ongoing development of the corporate existence.

   On January 7, 2000, Ramex executed an agreement and plan of reorganization with SportsSports.Com, Inc. a Florida corporation, doing business on the World Wide Web as Sportsend.Com. The reorganization calls for acquisition of Sportsend through stock for stock transactions after a one for thirty reverse stock split of the Company's common stock and other conditions are met. In executing the plan of reorganization, the Company is expected to pay off all currently existing liabilities.


Liquidity and Capital Resources:

     As of April 30, 2000 Ramex's current assets were $3,667. The Company had no income during the three month period ended April 30, 2000 and had total expenses of $18,018, an increase of $9,640 compared to the same three month period in the previous fiscal year. Said expenses were incurred in the course of minimal daily operations of the Company and for consulting services.

    Since there is no certainty of the success of the negotiations for funding and since the Registrant has no significant source of income at this time, uncertainties do exist with respect to the future levels of Liquidity and Capital which will be necessary to fund the Company's operations and its ability to maintain adequate levels thereof.

                             PART II OTHER INFORMATION.

Item 1.  Legal Proceedings.

A judgement was granted in 1990 to Jack Guthrie and Associates, Inc. of Louisville, Kentucky to recover $12,076.70 charged for consulting services, advertising and presentation work. A judgement was granted in 1992 to Paul A. Petzrick of Annapolis, Maryland to recover $11,524.00 for consulting services. As of the date of this Form 10-K for the period ended January 31, 2000, no further activity has occurred on these lawsuits. The Registrant intends to settle both of these obligations.

     The officers and directors of the Registrant certify that to the best of their knowledge, neither the Registrant nor any of its officers or directors are parties to any material legal proceedings or litigation other than those referenced herein, if any, or others that were reported in prior reports on Form 10-Q. The officers and directors of the registrant do not know of any other litigation being threatened or contemplated.

Item 2.  Changes in Securities.

     NONE

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          QUARTERLY REPORT ON FORM 10-Q

Item 3.  Defaults Upon Senior Securities.

     None.

Item 4.  Submission of Matters to a Vote of Security Holders.

     None

Item 5.  Other Information.

     None.

Item 6   Exhibits and Reports on Form 8-K

Exhibits required by Item 601:

     (2)  Plan of acquisition, reorganization, arrangement,
          liquidation or succession                               (1)
     (23) Consent of experts and council                     Attached
     (27) Financial Data Schedule, Electronic Filing Only    Attached

(1)  Incorporated by reference to the amended 10-K.

     No reports were filed on Form 8-K in the quarter ending April 30, 2000.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RAMEX SYNFUELS INTERNATIONAL, INC.

Dated:  July 11, 2000                        /s/ Maynard M. Moe
                                            ------------------------------------
                                                Maynard M. Moe, President and
                                                Chief Executive Officer


Dated:  July 11, 2000                        /s/ Kerry L. Weger
                                            ------------------------------------
                                                Kerry L. Weger,
                                                Secretary-Treasurer and
                                                Chief Financial Officer

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 10-Q

               QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                  For the quarterly period ended July 31, 2000

                        Commission file number 000-18081

                       RAMEX SYNFUELS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                                            87-0360039
(State or other jurisdiction of                                    (IRS Employer
incorporation  or  organization)                         Identification  Number)

                                2204 W. Wellesley
                                   Spokane, WA
                    (Address of principal executive offices)

                                      99205
                                   (Zip Code)

                                 (509) 328-9633
              (Registrant's Telephone Number, Including Area Code)


Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

          Yes       (X)                              No


                      APPLICABLE ONLY TO CORPORATE ISSUERS

Indicate the number of shares outstanding of each of the issuer's classes of common stock as of July 31, 2000:

                                   28,138,765

                                     PART I



ITEM  1     FINANCIAL  INFORMATION




                                 RAMEX SYNFUELS
                               INTERNATIONAL, INC.
                              FINANCIAL STATEMENTS
                       JULY 31, 2000 AND JANUARY 31, 2000








                              WILLIAMS & WEBSTER PS
                          CERTIFIED PUBLIC ACCOUNTANTS
                        BANK OF AMERICA FINANCIAL CENTER
                           W 601 RIVERSIDE, SUITE 1940
                                SPOKANE, WA 99201
                                 (509) 838-5111






                                 RAMEX SYNFUELS
                               INTERNATIONAL, INC.

                                  JULY 31, 2000

                                TABLE OF CONTENTS


ACCOUNTANT'S  REVIEW  REPORT                                      1

FINANCIAL  STATEMENTS

     Balance  Sheets                                              2

     Statements  of  Operations                                   3

     Statement  of  Stockholders'  Equity  (Deficit)              4

     Statements  of  Cash  Flows                                  5

NOTES  TO  FINANCIAL  STATEMENTS                                  6

Board  of  Directors
Ramex  Synfuels  International,  Inc.
Spokane,  WA

                           Accountant's Review Report

We  have   reviewed  the  accompanying   balance   sheets  of   Ramex   Synfuels
International, Inc. as of July 31, 2000 and the related statements of operations, cash flows, and stockholders' equity for the six months ended July 31, 2000. All information included in these financial statements is the representation of the management of Ramex Synfuels International, Inc.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The financial statements for the year ended January 31, 2000 were audited by us and we expressed an unqualified opinion on them in our report dated March 2, 2000, but we have not performed any auditing procedures since that date. The statements of operations and cash flows for the six months ending July 31, 1999 were prepared by management without audit or review and accordingly, no opinion or other form of assurance has been expressed on them.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations, has generated no revenues in the last three years, has a working capital deficit and substantial liabilities. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Williams & Webster, P.S.


Williams  &  Webster,  P.S.
Certified  Public  Accountants
Spokane,  Washington
September  6,  2000

                        RAMEX SYNFUELS INTERNATIONAL, INC.
                                 BALANCE SHEETS

                                                 July  31,           January 31,
                                                   2000                 2000
                                               (unaudited)
                                               ------------         ------------
ASSETS

     CURRENT  ASSETS
     Cash                                      $     1,045          $    10,484
                                               ------------         ------------
                        TOTAL CURRENT ASSETS         1,045               10,484
                                               ------------         ------------

                         TOTAL ASSETS          $     1,045          $    10,484
                                               ============         ============

LIABILITIES  AND  STOCKHOLDERS'  EQUITY

     CURRENT  LIABILITIES
     Accounts payable                          $     46,288         $    46,969
     Related party payables                           3,231               4,158
                                               ------------         ------------
                  TOTAL CURRENT LIABILITIES          49,519               51,127
                                               ------------         ------------

     COMMITMENTS AND CONTINGENCIES                   10,100              10,100
                                               ------------         ------------

     STOCKHOLDERS'  EQUITY  (DEFICIT)
     Common  stock; $.01 par value:
       125,000,000 shares authorized;
       28,138,765  shares issued and
       outstanding                                  281,387             281,387
     Additional paid-in capital                   4,633,708           4,618,402
     Accumulated deficit                         (4,973,669)         (4,950,532)
                                               ------------         ------------

     TOTAL STOCKHOLDERS' EQUITY (DEFICIT)          (58,574)             (50,743)
                                               ------------         ------------

         TOTAL LIABILITIES AND STOCKHOLDERS'
         EQUITY (DEFICIT)                      $     1,045          $    10,484
                                               ============         ============











See accountant's review report and notes to financial statements

Accountants' page  2

                             RAMEX SYNFUELS INTERNATIONAL, INC.
                                 STATEMENTS OF OPERATIONS


                                   For the Three Months Ended  For the Six Months Ended
                                            July 31,                   July 31
                                          (Unaudited)                (Unaudited)
                                   --------------------------  --------------------------
                                        2000           1999        2000         1999
                                   ------------  ------------  ------------  ------------

REVENUE                            $       -     $       -     $       -     $       -

GENERAL AND ADMINISTRATIVE EXPENSES      5,119         4,021        23,137        12,399
                                   ------------  ------------  ------------  ------------

OPERATING LOSS                     $    (5,119)       (4,021)      (23,137)      (12,399)

PROVISION FOR INCOME TAXES                 -             -             -             -
                                   ------------  ------------  ------------  ------------

NET LOSS                           $    (5,119)       (4,021)      (23,137)      (12,399)
                                   ============  ============  ============  ============
BASIC  AND  DILUTED
NET LOSS PER SHARE                 $       nil   $       nil   $        nil  $        nil
                                   ============  ============  ============  ============

BASIC  AND  DILUTED
WEIGHTED  AVERAGE  NUMBER  OF
COMMON SHARES OUTSTANDING            28,138,765    27,334,417    28,138,765    25,211,666
                                   ============  ============  ============  ============

























See accountant's review report and notes to financial statements
Accountants' page  3

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                    STATEMENT STOCKHOLDERS' EQUITY (DEFICIT)

                          Common Stock         Additional
                       ----------------------  Paid-ion      Accumulated
                       Shares      Amount      Capital       Deficit       Totals
                       ----------  ----------  ------------  ------------  ----------
Balance,
February 1, 1999        16,023,465  $ 160,234  $  4,594,929  $ (4,929,749) $ (174,586)

Common stock issued
  For accts payable
  And related party
  Payables at prices
  Ranging from $.01
  To $.04 per share     11,065,300     110,653       23,473           -       134,126

Common stock issued
  For services at
  $0.01 per share           50,000         500          -             -           500

Common stock issued
 For cash at
 $0.01 per share         1,000,000      10,000          -             -        10,000

Net loss for the year
  Ended Jan. 31, 2000          -           -            -         (20,783)    (20,783)
                        ----------  ----------  ------------  ------------  ----------
Net loss for
  the  year  ended
  January 31, 2000             -          -             -         (20,783)    (20,783)
                        ----------  ----------  ------------  ------------  ----------
Balance,
  January 31, 2000      28,138,765     281,387     4,618,402    (4,950,532)    (50,743)

Contribution of
  additional
  paid-in capital              -           -          15,306           -        15,306
Net loss for
  six months ended
  July 31, 2000                -           -             -         (23,137)    (23,137)
                        ----------  ----------  ------------  ------------  ----------
Balance,
  July 31, 2000
  (unaudited)           28,138,765  $  281,387  $  4,633,708  $ (4,973,669) $  (58,574)
                        ==========  ==========  ============  ============  ==========










See accountant's review report and notes to financial statements
Accountants' page  4

                      RAMEX  SYNFUELS  INTERNATIONAL,  INC.
                          STATEMENTS  OF  CASH  FLOWS

                                               For the Six Months Ended
                                                       July 31,
                                              --------------------------
                                                 2000             1999
                                              ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss)                                  $   (23,137)  $  (12,399)
  Adjustments to reconcile net loss to
  net cash used by operating activities:
    Common stock issued for services                  -             500
    Common stock issued for related
      parties payable                                 -           1,000
    Increase (decrease) in payables                  (681)          -
    Increase (decrease) in related
      party payables                                 (927)          -
                                              ------------  ------------
Net cash used in operating activities             (24,745)      (10,899)
                                              ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES                  -             -
                                              ------------  ------------

CASH  FLOWS  FROM  FINANCING  ACTIVITIES
  Proceeds from sale of common stock                  -          10,000
  Contribution to additional paid-in capital       15,306           -
                                              ------------  ------------
Net cash provided by financing activities          15,306        10,000
                                              ------------  ------------
Change in cash                                     (9,439)         (899)

Cash, beginning of period                          10,484         6,509
                                              ------------  ------------

Cash end of period                            $     1,045   $     5,610
                                              ============  ============

Supplemental cash flow disclosure:

  Income taxes paid in cash                   $       -     $       -
                                              ============  ============
  Interest paid in cash                       $       -     $       -
                                              ============  ============


Non-cash financing activities:

  Common stock issued for services            $       -     $       500
                                              ============  ============
  Common stock issued for related
    parties payable                           $       -     $     1,000
                                              ============  ============


See accountant's review report and notes to financial statements
Accountants' page  5

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JULY 31, 2000

NOTE  1  -  ORGANIZATION  AND  DESCRIPTION  OF  BUSINESS

The Company's predecessor, Cache Oil Corporation, was incorporated in March 1980, under the laws of the State of Utah. In July 1980, Cache Oil Corporation purchased, in a business combination, all of the outstanding common stock of Ramex Horn, Inc., a Wyoming corporation, which was subsequently dissolved. In December 1980, Cache Oil merged with a wholly owned subsidiary of Ramex Horn, Inc., Ramex Synthetic Fuels International, Inc., a Utah corporation, at which time the name of the surviving Utah corporation was changed to Ramex Synfuels International, Inc. (the Company). The Company had been in the development stage prior to 1992, at which time operations ceased. Currently management is seeking new capital through formation of a strategic alliance or joint venture.

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

This summary of significant accounting policies of Ramex Synfuels International, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Accounting  Method

The Company's financial statements are prepared using the accrual method of accounting with a year-end of January 31.

Basic  and  Diluted  Loss  per  Share

Loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the year. The weighted average is calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. Basic and diluted loss per share is the same as there are no common stock equivalents outstanding.

Cash  and  Cash  Equivalents

For purposes of the Statement of Cash Flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Financial  Accounting  Standards

The Company has adopted the fair value accounting rules to record all transactions in equity instruments for goods or services.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.


Accountants' page 6

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JULY 31, 2000

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES (Continued)

Provision  for  Taxes

At July 31, 2000, the Company has a net operating loss carryforward of approximately $4,973,000 that may be offset through 2014. No tax benefit has been reported in the financial statements as the Company believes there is a 50% or greater chance the net operating loss carryforwards will expire unused. Accordingly, the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amount.

Impaired  Asset  Policy

In March 1995, the Financial Accounting Standards Board issued a statement titled "Accounting for Impairment of Long-lived Assets." In complying with this standard, the Company will review its long-lived assets quarterly to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable. The Company does not believe any adjustments are needed to the carrying value of its assets at July 31, 2000.

Derivative  Instruments

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." This standard establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

At July 31, 2000, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.


NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Interim  Financial  Statements

The interim financial statements as of and for the six months ended July 31, 2000, included herein have been prepared for the Company, without audit. They reflect all adjustments which are, in the opinion of management, necessary to present fairly the results of operations for these periods. All such adjustments are normal recurring adjustments. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full fiscal year.

Revenue  Recognition  Policy

Revenues  from  sales  will  be  recognized  at  the  point  of  sale.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JULY 31, 2000

NOTE  3  -  GOING  CONCERN

The Company's financial statements have been presented on a going concern basis that contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. In recent years however, the Company has sustained substantial operating losses without generating any revenues. In addition, the Company has substantial liabilities and a working capital deficit of $48,474. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

Management's  plans  to  mitigate  this  issue  are  summarized  as  follows:

Management has provided an infusion of cash through advances from officers and directors and minimized the Company's cash expenditures. Management also intends to seek new capital by forming a strategic alliance or joint venture. The above actions are expected to provide funds needed to increase liquidity and implement the Company's business plans. See Notes 7 and 9.

NOTE  4  -  STOCK  OPTION  AND  COMPENSATION  BONUS  PLAN

In 1989, the Company established a nonqualified stock option plan for its directors, employees, and outside consultants. Under the plan, options to purchase shares of the Company's common stock may be granted at 76% of the fair market value of the common stock at the date of grant. Options may be partially exercised within six months of the grant and are fully exercisable within twenty-seven months of the grant date.

NOTE  4  -  STOCK  OPTION  AND  COMPENSATION  BONUS  PLAN  (CONTINUED)

The Company originally provided for a maximum of 3,000,000 shares to be issued under the stock option plan. In 1989 and 1990, the Company issued 1,366,667 shares under the plan and has issued no additional shares since that time. The remaining shares available under the plan were reduced to 163,333 due to the Company's reverse stock split in 1994. No options were outstanding as of July 31, 2000.

NOTE  5  -RELATED  PARTY  TRANSACTIONS

As of July 31, 2000 and January 31, 2000, the Company owed $3,231 and $4,158, respectively to officers for accrued consulting fees, advances and expenses paid on behalf of the Company. During the year ended January 31, 2000, stock was issued to related parties in payment of a majority of the related party payables. See Note 8.

NOTE  6  -  ACCOUNTS  PAYABLE

Accounts payable principally consists of trade payables which are several years old. It appears that no efforts are being made by the vendors to collect these delinquent balances, and the Company believes that collection efforts are unlikely. During the year ended January 31, 2000, stock was issued in payment of a portion of the accounts payable. See Note 8.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JULY 31, 2000

NOTE  7  -  COMMITMENTS  AND  CONTINGENCIES

Ramex  Research  Partners,  Ltd.

In September 1993, the Company as the general partner in newly formed Ramex Research Partners, Ltd., a Texas limited partnership, raised $110,000 for further development of an oil shale gasification process. This process is protected by a patent (issued on May 29, 1990), owned by the Company, which is carried at no cost on the Company's financial statements. In return for this funding, the Company has granted to the limited partners a limited term royalty payable from the future proceeds, if any, of gas produced from the application of this process. This limited term royalty will continue until the limited partners have received the greater of (1) payments aggregating 1.10% of the net profits derived from the first 1,000 productive wells using this process, or (2) payments aggregating ten times the limited partners' original investment. The patented process, a partially developed technology for gasification of oil shale, remains unproven. Management estimates that completing development and testing the technology would cost in excess of one million dollars. There is no assurance that the process would ever be successfully developed. Therefore management determines that in its current state the fair value of the technology is nil.

The Company anticipates that it will sell the technology to the President of the Company for the nominal consideration of one dollar, after approval of the acquisition of Sportsend. (See Note 7.) Attendant with the ownership of the technology, any future prospective liabilities related thereto will also be transferred. Currently there are no liabilities associated with the technology.

Sports  Sports.Com,  Inc.

During January 2000, the Company executed a plan of reorganization with Sports Sports.Com, Inc., (hereinafter "Sportsend") a Florida corporation, doing business on the World Wide Web as Sportsend.Com. In executing the plan of reorganization, the Company is expected to have a one for thirty reverse split of its issued and outstanding common stock and pay off all currently existing liabilities. Subsequent to these financial statements, Sportsend has advanced $130,000 to a trust account that is controlled by the president of Ramex for the purpose of liquidating these liabilities and paying expenses related to the plan of reorganization. At January 31, 2000, Sportsend had advanced $10,100 to the Company for the specific purpose of paying for the shareholders' proxy in regard to this plan of reorganization. After the reverse stock split and payment of liabilities, the Company intends to acquire Sportsend in a reverse merger through a stock for stock transaction. The acquisition date is expected to be set once both companies have their annual audited financial statements and the aforementioned conditions have been met.

NOTE  8  -  COMMON  STOCK

During the year ended January 31, 2000, the Company issued 11,065,300 shares of its common stock for in payment of accounts payable and related party payables at prices ranging from $0.01 to $0.03 per share. The Company also issued 50,000 shares of common stock for services at $0.01 per share and 1,000,000 shares of common stock for cash at $0.01 per share. The shares were issued at the fair market value on the date of issuance.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JULY 31, 2000

NOTE  9  -  SUBSEQUENT  EVENTS

The Company has executed a plan of reorganization with Sports Sports.Com, Inc. a Florida corporation, doing business on the World Wide Web as Sportsend.Com. The reorganization calls for acquisition of Sportsend through stock for stock transactions after a one for thirty reverse stock split of the Company's common stock and other conditions are met. See Note 7.


NOTE  10  -  YEAR  2000  ISSUES

Like other companies, Ramex Synfuels International, Inc. could be adversely affected if the computer systems it, its suppliers or customers use do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment, elevators, etc. At this time there have been no known problems related to the Year 2000 issue.

The Company has reviewed its business and processing systems and believes that the majority of its systems are already year 2000 compliant or can be made so with software updates. Based on its assessments, the Company regards the costs associated with Year 2000 readiness to be immaterial. All costs associated with the Year 2000 issue will be expensed as incurred.

ITEM 2 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


Financial  Condition:

The Company's only asset as of July 31, 2000 was cash of $1,045. Current liabilities as of that date were $49,519, which resulted in a working capital deficiency of $48,474. Since January 31, 2000, the working capital deficiency has increased by $7,831, which was due to the payment of normal operating expenses.

Results  of  Operations:

The Company had no revenue for the quarter ended July 31, 2000. General and administrative expenses of $5,119 were comprised of normal operating expenses such as accounting, office, telephone and filing fees.

                                     PART II

ITEM  1     LEGAL  PROCEEDINGS

NONE

ITEM  2     CHANGES  IN  SECURITIES

NONE

ITEM  3     DEFAULTS  UPON  SENIOR  SECURITIES

NONE

ITEM  4     SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS

NONE

ITEM  5     OTHER  INFORMATION

NONE

ITEM  6     EXHIBITS  AND  REPORTS  ON  FORM  8-K

Exhibits required by Item 601:

     (23) Consent of experts and council                     Attached

     (27) Financial Data Schedule, Electronic Filing Only    Attached


     No reports were filed on Form 8-K in the quarter ending July 31, 2000.

                                   SIGNATURES


Pursuant to the requirements of Section 13 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                       RAMEX SYNFUELS INTERNATIONAL, INC.
                       ----------------------------------
                                  (Registrant)


Dated:  Sept 15, 2000                        /s/ Maynard M. Moe
                                             -----------------------------------
                                                Maynard M. Moe, President and
                                                Chief Executive Officer


Dated:  Sept 15, 2000                        /s/ Kerry L. Weger
                                            ------------------------------------
                                                Kerry L. Weger,
                                                Secretary-Treasurer and
                                                Chief Financial Officer

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 10-Q

               QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                 For the quarterly period ended October 31, 2000

                        Commission file number 000-18081

                       RAMEX SYNFUELS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                                               87-0360039
(State or other jurisdiction of                          (IRS Employer
incorporation  or  organization)                         Identification  Number)

                                2204 W. Wellesley
                                   Spokane, WA
                    (Address of principal executive offices)

                                      99205
                                   (Zip Code)

                                 (509) 328-9633
              (Registrant's Telephone Number, Including Area Code)


Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

          Yes   (X)       No (  )

                      APPLICABLE ONLY TO CORPORATE ISSUERS

Indicate the number of shares outstanding of each of the issuer's classes of common stock as of October 31, 2000:

                                   28,138,765

                                     PART I



ITEM  1     FINANCIAL  INFORMATION



                                           Statement of Financial Position as of
RAMEX  SYNFUELS  INTERNATIONAL,  INC.     October  31, 2000 and January 31, 2000
-------------------------------------     --------------------------------------


                                     ASSETS
                                     ------


                                                  October 31,      January 31,
                                                     2000             2000
                                                 -------------    -------------

CURRENT ASSET - Cash                             $         68     $     10,484
                                                 -------------    -------------

                                TOTAL ASSETS     $         68     $     10,484
                                                 =============    =============


                      LIABILITIES AND STOCKHOLDERS'  EQUITY
                      -------------------------------------

CURRENT  LIABILITIES
    Accounts payable                              $     45,791    $     46,969
    Related party payables                               3,244           4,158
                                                 -------------    -------------
                  Total current liabilities             49,035          51,127
                                                 -------------    -------------

COMMITMENTS AND CONTINGENCIES                           10,100          10,100
                                                 -------------    -------------

STOCKHOLDERS'  EQUITY
    Common stock; $.01 par value; 125,000,000
      shares authorized; 28,138,765 shares issued
      and outstanding                                 281,387          281,387
    Additional paid-in capital                      4,647,011        4,618,402
    Accumulated deficit                            (4,987,465)      (4,950,532)
                                                 -------------    -------------

             Total stockholders' equity               (59,067)         (50,743)
                                                 -------------    -------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $         68     $     10,484
                                                 =============    =============




The accompanying notes are an integral part of these financial statements.

                                       Statement of Operations For the Three and
RAMEX SYNFUELS INTERNATIONAL, INC.     Nine Month Periods Ended October 31, 2000
                                       And 1999
----------------------------------     -----------------------------------------



                              October 31, 2000             October 31, 1999
                          --------------------------  --------------------------
                             Three         Nine          Three        Nine
                             Months        Months        Months       Months
                          ------------  ------------  ------------  ------------

  REVENUE                 $        -0-  $        -0-  $        -0-  $        -0-
                          ------------  ------------  ------------  ------------


GENERAL AND
ADMINISTRATIVE EXPENSES        13,796        36,933         3,816        16,215
                          ------------  ------------  ------------  ------------

NET (LOSS)                $   (13,796)  $   (36,933)  $    (3,816)  $   (16,215)
                          ============  ============  ============  ============


 NET (LOSS) PER SHARE     $      (NIL)  $     (NIL)   $     (NIL)   $     (NIL)
                          ============  ============  ============  ============


BASIC AND DILUTED
WEIGHTED AVERAGE NUMBER
OF COMMON SHARES
 OUTSTANDING               28,138,765    28,138,765    28,138,765    28,138,765
                          ============  ============  ============  ============

























The accompanying notes are an integral part of these financial statements.

                                      Statement of Cash Flows For the Nine Month
RAMEX SYNFUELS INTERNATIONAL, INC.    Periods Ended October 31, 2000 and 1999
----------------------------------    ------------------------------------------


                                                  October 31,      October 31,
                                                     2000             2000
                                                 -------------    -------------
CASH  FLOWS  FROM  OPERATING  ACTIVITIES
  Net (loss)                                     $    (36,933)    $    (16,215)
  Add non-cash item: common stock
    issued for services                                   -                500
    Increase (decrease) in payables
      and due to officers                              (2,092)           1,138
                                                 -------------    -------------

Net uses of cash from operating activities            (39,025)         (14,577)
                                                 -------------    -------------


CASH  FLOWS  FROM  FINANCING  ACTIVITIES
  Contribution of additional paid-in capital           28,609              -
  Sale of common stock                                    -             10,000
                                                 -------------    -------------

NET INCREASE IN CASH                                  (10,416)           (4,577)


CASH AT BEGINNING OF PERIOD                            10,484             6,509
                                                 -------------    -------------

CASH AT END OF PERIOD                            $         68     $      1,932
                                                 =============    =============


























The accompanying notes are an integral part of these financial statements.

RAMEX  SYNFUELS                                   Notes  to Financial Statements
INTERNATIONAL,  INC.                              At  October  31,  2000
-------------------------                         ------------------------------

NOTE  1  -  MANAGEMENT  OPINION

     The financial statements of Ramex Synfuels International, Inc., ("Ramex") included herein have been prepared without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Although, certain information normally included in financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted, Ramex believes that the disclosures are adequate to make the information presented not misleading. The condensed financial statements should be read in conjunction with the financial statements and notes thereto included in Ramex's annual report on Form 10-K for the fiscal year ended January 31, 2000.

ITEM 2 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


Financial  Condition:

The Company's only asset as of October 31, 2000 was cash of $68. Current liabilities as of that date were $49,035, which resulted in a working capital deficiency of $48,967. This compares to a working capital deficiency of $40,643 as of January 31, 2000 which was the end of the most recent fiscal year.

Results  of  Operations:

The Company had no revenue for the quarter ended October 31, 2000. General and administrative expenses of $13,796 were comprised of normal operating expenses such as accounting, office, telephone and filing fees.

                                     PART II

ITEM  1     LEGAL  PROCEEDINGS

      NONE

ITEM  2     CHANGES  IN  SECURITIES

      NONE

ITEM  3     DEFAULTS  UPON  SENIOR  SECURITIES

      NONE

ITEM  4     SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS

      NONE

ITEM  5     OTHER  INFORMATION

      NONE

ITEM  6     EXHIBITS  AND  REPORTS  ON  FORM  8-K

      NONE

                                   SIGNATURES




Pursuant to the requirements of Section 13 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                       RAMEX SYNFUELS INTERNATIONAL, INC.
                       ----------------------------------
                                  (Registrant)


/s/ Maynard M. Moe                            /s/ Kerry L. Weger
---------------------------------------       ----------------------------------
Maynard  M.  Moe                              Kerry  L.  Weger
President  and  Chief  and                    Secretary-Treasurer  and
Chief  Executive  Officer                     Chief  Financial  Officer



Date: December 5, 2000                        Date: December 5, 2000

AGREEMENT  AND  PLAN  OF  REORGANIZATION

     By  and  among

     RAMEX  SYNFUELS  INTERNATIONAL,  INC.
     as  Acquirer

     SPORTSSPORTS.COM
     as  Acquiree

     and

     the  Shareholders  of
     SPORTSSPORTS.COM
     as  more  particularly  set  forth  herein.

     NOVEMBER  22,  1999

     AGREEMENT  AND  PLAN  OF  REORGANIZATION
     ----------------------------------------

     THIS AGREEMENT AND PLAN OR REORGANIZATION (this 'Agreement') is made and entered into this 22nd day of November, 1999 by and among RAMEX SYNFUELS INTERNATIONAL INC., a Nevada corporation (hereinafter referred to as "RAMX"), SPORTS SPORTS.COM, a Florida corporation (hereinafter referred to as "SE") and the shareholders of SE listed on the signature page and on Exhibit A hereto constituting all of the shareholders of SE (hereinafter referred to as the "SE Shareholders").

     RECITALS

17. The SE Shareholders own all of the issued and outstanding shares of the Common Voting Stock of SE as set forth on Exhibit A hereto.

     A. RAMX is willing to acquire all of the issued and outstanding Common Voting Stock of SE, making SE a wholly-owned subsidiary of RAMX, and the SE Shareholders desire to exchange all of their shares of SE's Common Voting Stock for shares of RAMX's authorized but unissued shares of Common Voting Stock as hereinafter provided.

     B. It is the intention of the parties hereto that (I) RAMX shall acquire all of the issued and outstanding Common Voting Stock of SE in exchange solely for the number of shares in RAMX's authorized but unissued
Common Voting Stock set forth below (the "Exchange") (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the "Act") and under the applicable securities laws of each state or jurisdiction where the Shareholders reside.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

     SECTION  1  -  EXCHANGE  OF  SHARES
     -----------------------------------

     1.1 EXCHANGE OF SHARES. RAMX and the SE Shareholders hereby agree that the SE Shareholders shall, on the Closing Date (as hereinafter defined), exchange all of their issued and Common Voting Stock, set forth in Exhibit A hereto (which gives effect to RAMX's 1 for 30 reverse stock split of its outstanding Common Voting Stock to be authorized by the RAMX Shareholders prior to or simultaneously with the completion of this acquisition and made effective as soon as practicable thereafter. The number of shares of Common voting Stock owned by each shareholder of SE and the number of shares of RAMX Common Voting Stock which each will be entitled to receive in the Exchange is set forth in Exhibit A hereto.

     1.2 DELIVERY OF SHARES. On the Closing Date, the SE Shareholders will deliver to RAMX the certificates representing the Shares, duly endorsed (or with executed stock powers) so as to make RAMX the sole owner thereof. Simultaneously, RAMX will deliver certificates representing the RAMX Shares to the SE Shareholders.

     1.3 TAX-FREE REORGANIZATION. The SE Shareholders acknowledge that, in the event that Common Voting Stock of SE representing at least 80% in interest of SE is not exchanged for shares of RAMX Common Voting Stock pursuant hereto, the Exchange will not qualify as a tax-free reorganization under Section
368(a)(1)(B)  of  the  Internal  Revenue  Code  of  1986,  as  amended.

     1.4 INVESTMENT INTENT. The RAMX Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be resold unless the RAMX Shares are registered under the Act or an exemption from such registration is available. The SE Shareholders represent and warrant that each of them is acquiring the RAMX Shares for his, her, or its own account, for investment, and not with a view to the sale or distribution of the RAMX Shares. Each certificate representing the RAMX Shares will have a legend thereon incorporating language as follows:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration had been established, or unless sold pursuant to Rule 144 of the Securities Act of 1933."

     1.5 PAYMENT AND SPINOFF. SE shall pay to RAMX the sum of $130,000 to be used to pay off all debts and any judgements. RAMX will be debt free within 14 days of delivery of this sum and shall have no liabilities at that time. RAMX shall spin off any technology-licenses and patents to an entity directed to by Maynard Moe for the consideration of $1.00 at such time as he directs.

SECTION  2  -  REPRESENTATIONS  AND  WARRANTIES  OF  SE  AND  SE  SHAREHOLDERS
------------------------------------------------------------------------------

     SE and the SE Shareholders (to the best of the SE Shareholders' knowledge and belief as to SE except with respect to Sections 2.2 and 2.14 hereafter as to which the representation and warranty shall be unqualified as to each SE Shareholder's respective interest) hereby represent and warrant as follows:

     2.1 ORGANIZATION AND GOOD STANDING; OWNERSHIP OF SHARES. SE is a corporation duly organized, validity existing and in good standing under the laws of the State of Florida, and is entitled to own or lease its properties and to carry on its business as and in the place where such properties are now owned, leased or operated and such business is now conducted. SE is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by it or the nature of the business transacted by it make such licenses or qualifications necessary. SE does not have any subsidiaries. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either SE or the SE Shareholders to issue, sell or transfer stock or other securities of SE, except simultaneously herewith

     2.2 OWNERSHIP OF SHARES. The SE Shareholders are the owners of record and beneficially of all the shares of Common Voting Stock of SE, all of which Shares are free and clear of all rights, claims, liens and encumbrances, and which shares have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

     2.3 FINANCIAL STATEMENTS, BOOKS AND RECORDS. Inasmuch as SE has been recently organized, SE has no history of operations. SE will deliver to RAMX sales records for its first quarter of operations by December 10, 1999.

     No Material Adverse Changes. Since the date of the Balance Sheet there has not been and there will not be before the date of closing:

     (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of SE;

     (ii) any damages, destruction or loss materially affecting the assets, prospective business, operations or condition (financially or otherwise) of SE, whether or not covered by insurance;
     (iii) any declaration, setting aside or payment of any individual or distribution with respect to any redemption or repurchase of the SE's Common Voting Stock;

     (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by SE of any properties or assets; or

     (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

     2.4 TAXES. SE has prepared and filed all appropriate federal, state and local tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.

     2.5 COMPLIANCE WITH LAWS. SE has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgements, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of SE.

     2.6 NO BREACH. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

     (i) violate any provision of the Articles of Incorporation or By-Laws of SE;

     (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which SE is a party or to which it or any of its assets or properties may be bound or subject;

     (iii) violate any order, judgement, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, SE, or upon the properties or business of SE; or

     (iv) violate any statute, law or regulation or any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of SE.

     2.7 ACTIONS AND PROCEEDINGS. There is no outstanding order, judgement, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving SE. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving SE or any of its properties or assets. There is no fact, event or circumstance that may give rise to any suit, action, claim, investigation or proceeding.

     2.8 BROKERS OR FINDERS. No broker's or finder's fee will be payable to SE in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by SE or the Shareholders except as specified in paragraph 3.8 of this agreement.

     2.9 REAL ESTATE. Except as set forth on Schedule 2.10, SE neither owns real property nor is a party to any leasehold agreement.

     2.10 TANGIBLE AND INTANGIBLE ASSETS. SE has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, patents, licenses owned or leased or licensed by SE, any related capitalized items or other tangible or intangible property material to the business of SE (the "Tangible and Intangible Assets"). SE holds all rights, title and interest in all the Tangible and Intangible Assets owned by it on the Balance Sheet or acquired by it after the date of the Balance Sheet, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances except as set forth on Schedule 2.11.

     All of the Tangible and Intangible Assets are in good operating condition and repair and are usable in the ordinary course of business of SE and conform to all applicable laws, ordinances and governmental orders, rules and regulations relating to their construction and operation.

     2.11 LIABILITIES. SE does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as"Liabilities"), which were not fully, fairly and adequately reflected on the Balance Sheet. As of the Closing Date, SE will not have any Liabilities, other than Liabilities fully and fairly reflected on the Balance Sheet, except for Liabilities incurred in the ordinary course of business.

     2.12 OPERATIONS OF SE. Except as set forth on Schedule 2.13, from the date of the Balance Sheet and through the Closing Date hereof SE has not and will not have;

     (i)     incurred  any  indebtedness  for  borrowed  money;

     (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder; or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its Common Voting Stock;

     (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

     (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

     (v) disposed of any assets of SE except in the ordinary course of business;

     (vi) materially increased the annual compensation of any executive employee of SE;

     (vii) increased, terminated, amended or otherwise modified any plan for the benefit of employees of SE;

     (viii) issued any equity securities or rights to acquire such equity securities; or

     (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

     2.13 CAPITALIZATION. The authorized capital stock of SE consists of 10,000 shares of Common Voting Stock of which 10,000 shares are presently issued and outstanding. Neither SE nor the Shareholders has granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating in the issued or unissued shares of Common Voting Stock of SE.

     2.14 FULL DISCLOSURE. No representation or warranty by SE of the SE Shareholders in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to RAMX pursuant hereto or in connection with the negotiation, execution or performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of SE.

     SECTION  3  -  REPRESENTATIONS  AND  WEARRANTIES  OF  RAMX
     ----------------------------------------------------------

      RAMX  represents  and  warrants  to  SE  and  Shareholders  as  follows:

     3.1 ORGANIZATION AND GOOD STANDING: OWNERSHIP OF SHARES. RAMX is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada, and is entitled to own or lease its properties and to carry on its business as and in the place where such properties are now owned, leased or operated and such business is now conducted. The authorized
Common Voting Stock of RAMX consists of 125,000,000 shares of Common Voting Stock, of which, approximately 937,957 shares will be issued and outstanding after RAMX's contemplated reverse stock split and return to treasury and cancellation of presently issued and outstanding shares. RAMX is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by RAMX or the nature of the business transacted by it make such licenses or qualifications necessary. RAMX does not have any subsidiaries.

     3.2 THE RAMX SHARES. The RAMX Shares to be issued to the SE Shareholders have been or will have been duly authorized by all necessary corporate and shareholder sections and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

     3.3 FINANCIAL STATEMENTS, BOOKS AND RECORDS. There has been previously delivered to SE unaudited balance sheet of RAMX as of October 31, 1999 (the "Balance Sheet"). The Balance Sheet fairly represents the financial position of RAMX as at such date.

     3.4 NO MATERIAL ADVERSE CHANGES. Since October 31, 1999, there has not been:

     (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business;

     (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) whether or not covered by insurance;

     (iii) any declaration, setting aside or payment of any individual or distribution with respect to any redemption or repurchase of the Common Voting Stock;

     (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by RAMX of any properties or assets; or

     (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

     3.5 COMPLIANCE WITH LAWS. RAMX has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgements, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of RAMX or the trading market for the shares of RAMX's Common Voting Stock.

     3.6 NO BREACH. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

     (i) violate any provision of the Articles of Incorporation or By-Laws of RAMX;

     (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which RAMX is a party or to which it or any of its assets or properties may be bound or subject;

     (iii) violate any order, judgement, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, RAMX, or upon the properties or business of RAMX; or

     (iv) violate any statute, law or regulation or any jurisdiction applicable to the transactions contemplated herein.

     3.7 ACTIONS AND PROCEEDINGS. There is no outstanding order, judgement, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving RAMX. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving RAMX or any of its properties or assets. Except as set forth on Schedule 3.7 there is no fact, event or circumstance that may give rise to any suit, action, claim, investigation or proceeding.

     3.8 BROKERS OR FINDERS. No broker's or finder's fee will be payable to RAMX in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by RAMX, except one hundred thousand (100,000)post split shares to Terry Dunne and two hundred and fifty thousand (250,000) post split shares to Eric Moe.

     3.9 LIABILITIES. RAMX does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Balance Sheet. As of the Closing Date, RAMX will not have any Liabilities, other than Liabilities fully and fairly reflected on the Balance Sheet, except for Liabilities incurred in the ordinary course of business.

     3.10     OTC  BULLETIN BOARD. RAMX's shares are trades on the OTC Bulleting
Board under the symbol "RAMX". RAMX is currently subject to filing periodic reports under the Securities Exchange Act of 1934.

     3.11 OPERATIONS OF RAMX. Except as set forth on Schedule 3.11, since October 31, 1999 and through the Closing Date hereof RAMX has not and will not have;

     (i)      incurred  any  indebtedness  for  borrowed  money;

     (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder; or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its Common Voting Stock;

     (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

     (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

     (v) disposed of any assets of RAMX except in the ordinary course of business; except as required by terms and conditions of this agreement.

     (vi)     incurred  any  compensation  for  any executive employees of RAMX;

     (vii) adopted, increased, terminated amended or otherwise modified any plan for the benefit of employees of RAMX;

     (viii) issued any equity securities or rights to acquire such equity securities; or

     (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

     3.12 AUTHORITY TO EXECUTE AND PERFORM AGREEMENTS. RAMX has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of RAMX enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution and delivery of this Agreement and the consumption of the transactions contemplated hereby and the performance by RAMX of this Agreement, in accordance with its respective terms and conditions will not:

     (i) require the approval or consent of any governmental or regulatory body, the Shareholders of RAMX or the approval or consent of any other person;

     (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgement or decree applicable to RAMX or any instrument, contract or other agreement to which RAMX is a party or by or to which RAMX is bound or subject; or

     (iii) result in the creation of any lien or other encumbrance on the assets or properties of RAMX.

     3.13 FULL DISCLOSURE. No representation or warranty by RAMX in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to SE or the SE Shareholders pursuant hereto or in connection with the negotiation, execution or performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of RAMX. The foregoing notwithstanding, all of the aforementioned representatives and warranties are qualified to the extent that any of the companies or businesses acquired or to be acquired pursuant to SE's acquisition program may include events, conditions, or circumstances involving matters contemplated by such representations and warranties, the disclosure of which will not be made pursuant to this Agreement.

     SECTION  4  -  COVENANT
     -----------------------

     4.1 CORPORATE EXAMINATIONS AND INVESTIGATIONS. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way of the representations, warranties, covenants or agreements of the other party under this Agreement.

     4.2 EXPENSES. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein. SE will pay all costs associated with the proxy and closing.

     4.3 FURTHER ASSURANCE. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

     4.4 CONFIDENTIALITY. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith for a period of two (2) years from the fate hereof; provided, however, such obligation shall not apply to information which:

     (i)     at  the  time  of  disclosure  was  public  knowledge;

     (ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

     (iii) the receiving party had within its possession at the time of disclosure.

     4.5 STOCK CERTIFICATES. At the Closing, the SE Shareholders shall have delivered the certificates representing the Shares duly endorsed (or with executed stock powers) so as to make RAMX the sole owner thereof. At such Closing, RAMX shall issue to the SE Shareholders the RAMX Shares as applicable.

     4.6 INVESTMENT LETTERS. The SE Shareholders shall have delivered to RAMX an "Investment Letter" agreeing that the Shares are being acquired for investment purposes only and not with the view to public resale or distribution.

     4.7 BOARD OF DIRECTORS OF RAMX. On the Closing Date, the Board of Directors of RAMX shall include _______________ and/or other persons designated by the SE Shareholders.

     4.8 ACTION BY SHAREHOLDERS OF RAMX. On or prior to the Closing Date, the Board of Directors and the shareholders of RAMX shall have approved a 30 for 1 reverse stock split of the outstanding Common Voting Stock of RAMX, including the filing of any Articles of Amendment to the Articles of Incorporation of RAMX. The shareholders shall also ratify a name change.

     SECTION  5  -  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES  OF  RAMX
     -----------------------------------------------------------------------

     Notwithstanding any right of SE and the SE Shareholders fully to investigate the affairs of RAMX, the former shall have the right to rely fully upon the representations, warranties, covenants and agreements of RAMX contained in this Agreement or in any document delivered by RAMX or any of its representatives, in connection with the transactions contemplated by this agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing. This is subject to the indemnification provisions set forth in paragraph 7.2 of section 7.

     SECTION  6  -  SURVIVAL  OF REPRESENTATIONS AND WARRANTIES OF SE AND THE SE
     ---------------------------------------------------------------------------
SHAREHOLDERS
   ---------

     Notwithstanding any right of RAMX fully to investigate the affairs of SE, RAMX has the right to rely fully upon the representations, warranties, covenants and agreements of SE and SE Shareholders contained in this Agreement or in any document delivered by SE or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenant and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

     SECTION  7  -  INDEMNIFICATIONS
     -------------------------------

     7.1 OBLIGATION OF RAMX TO INDEMNIFY. Subject to the limitations on the survival of representations and warranties contained in Section 5, RAMX hereby agrees to indemnify, defend and hold harmless SE and SE Shareholders from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of RAMX contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

     7.2 OBLIGATION OF SE AND THE SE SHAREHOLDERS TO INDEMNIFY OBLIGATION OF RAMX TO INDEMNIFY. Subject to the limitations on the survival of Representations and warranties contained in Section 6, SE and the SE Shareholders agree to indemnify, defend and hold harmless SE from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to his Agreement. Said indemnification shall be limited to corporate assets only and doesn't include personal assets of officers, directors and shareholders.

     SECTION  8  -  THE  CLOSING
     ---------------------------

     The closing shall take place simultaneously with the execution of this Agreement or at such other later time or place as may be agreed upon by the parties hereto. At the Closing, the parties shall provide each other with such documentation as may be necessary or appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.

     SECTION  9  -  MISCELLANEOUS
     ----------------------------

     9.1 WAIVERS. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further rights under this Agreement.

     9.2 AMENDMENT. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

     9.3 ASSIGNMENT. This Agreement is not assignable except by operation of law.

     9.4 NOTICES. Until otherwise specified in writing, the mailing addresses of both parties of this Agreement shall be as follows:

     Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addresser.

     9.5 GOVERNING LAW. This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the State of Florida, thereby precluding any choice of law rules which may direct the applicable of the laws of any other jurisdiction.

     9.6 PUBLICITY. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

     9.7 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the purchase and issuance of the shares and the RAMX Shares and related transactions, and supercede all prior agreements, written or oral, with respect thereto.

     9.8 HEADINGS. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     9.9 SEVERABILITY PROVISIONS. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the Validity of enforcement of any other provision or any part thereof.

     9.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

     9.11 RATIFICATION. This agreement is subject to approval by the shareholders of RAMEX.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

     SECTION  10  -  POST  REVERSE  STOCK  SPLIT  ISSUE
     --------------------------------------------------

     10.1 SHARES OUTSTANDING. Current shares of common stock outstanding in RAMX are 28,138,765.

     10.2 POST SPLIT. Post reverse 30 to 1 split there will be approximately 937,957 shares outstanding.

     10.3     SUBSEQUENT  POST  REVERSE  SPLIT  SHARES  TO  BE  ISSUED.

     (i)       100,000  shares  to  Terry  Dunne
     (ii)      250,000  shares  to  Eric  Moe
     (iii)     9,212,043  issued  to  shareholders  of  SE

     10.4 SHARES OUTSTANDING POST REVERSE SPLIT AND ISSUANCE. There will be 10,500,000 shares of common stock outstanding after post reverse split and issuances of the common stock referenced above.

SE:          SPORTS  SPORTS.COM
               /s/  Phil  Wasserman

Shareholders:  /s/  Diane  Wasserman
               /s/  Diane  Wasserman

RAMX     RAMEX  SYNFUELS  INTERNATIONAL,  INC.

/s/

RAMEX  SYNFUELS  INTERNATIONAL,  INC.

/s/  Maynard  Moe
Its:  President


SPORTSSPORTS.COM

/s/  Phil  Wasserman
Its:  President


SHAREHOLDERS

/s/  Diane  Wasserman
/s/  Diane  Wasserman

February  7,  2001

Securities  and  Exchange  Commission
450  Fifth  Street,  Northwest
Washington,  DC  20549

RE:     SportsSports.com,  Inc.  d/b/a  SportsEnd.com,  Inc.

Ladies  and  Gentlemen:

     We have read statements that Ramex Synfuels International, Inc. will include on page 27 of their proxy statement regarding the recent change of auditors of SportsSports.com, Inc. We agree with such statements made regarding our firm. Up to and including June 29, 2000, the date that Pender Newkirk & Company terminated its relationship with SportsSports.com, Inc., SportsSports.com, Inc. and Pender Newkirk & Company had no disagreements on accounting and financial disclosure matters. We have no basis to agree or disagree with other statements made in Item 4 on the Proxy.

Sincerely,

/S/ Pender Newkirk & Company

Pender  Newkirk  &  Company
Certified  Public  Accountants
Tampa,  Florida

     APPENDIX  I

     RAMEX  SYNFUELS  INTERNATIONAL,  INC.
     NOTICE  OF  A  SPECIAL  SHAREHOLDERS'  MEETING  TO  BE  HELD  ON
     March  9,  2001

TO  THE  SHAREHOLDERS  OF  RAMEX  SYNFUELS  INTERNATIONAL,  INC.

     A Special Meeting of the Shareholders of Ramex Synfuels International, Inc. ("Ramex") will be held at the offices of SportsSports.com, Inc., 4790 140th Avenue, Clearwater, Florida 33762 (Telephone 847-696-9494) on March 9, 2001, at 2:00 P.M. Eastern Time for the following purposes:

1. To vote on a proposal to reverse split the issued and outstanding shares of common stock on a one for thirty basis (1 for 30).

     2. To ratify the "AGREEMENT AND PLAN OF REORGANIZATION" as adopted by the Board of Directors, to effectuate a reorganization of Ramex, whereby the shareholders of SportsSports.com would become shareholders of Ramex, and SportsSports.com would become a wholly-owned subsidiary of Ramex.

     3. To vote on the election of Directors as set forth in the attached proxy statement.

     4.     To  authorize  a  corporate  name  change  to  Sportsend,  Inc.

     5. To conduct any other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on January 31, 2001 are entitled to vote at the special meeting and any adjournment thereof. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy to Ramex Synfuels International, Inc., PO Box 10375, Spokane, WA 99209-0375. The prompt return of your proxy will assist us in preparing for the meeting.

     By  Order  of  the  Board  of  Directors

RAMEX  SYNFUELS
INTERNATIONAL,  INC.

     Maynard  Moe,  President

     APPENDIX  II


     PROXY
     RAMEX  SYNFUELS  INTERNATIONAL,  INC.
     PO  Box  10375
     Spokane,  Washington  99209-0375

     SPECIAL  MEETING  OF  SHAREHOLDERS

     at  the  offices  of  SportsSports.com,  Inc.
4790  140th  Avenue
Clearwater,  Florida  33762

     March  9,  2001
2:00  P.M.  Eastern  Time

     THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

     The undersigned hereby appoints Maynard Moe or any member of the board of directors of Ramex Synfuels International, Inc., as proxies, with full power of substitution, and hereby authorizes him or them to represent and to vote as designated below, all of the shares of common stock of Ramex Synfuels International, Inc. held of record by the undersigned at a shareholders meeting to be held on March 9, 2001, or adjournment thereof.

1.     REVERSE  SPLIT  OF  OUTSTANDING  SHARES:

In favor of a reverse split of the issued and outstanding shares of the Company on a one for thirty basis (1 for 30).

Against a reverse split of the issued and outstanding shares of common stock of Ramex on a one for thirty basis (1 for 30).

Abstain.

2.     AGREEMENT  AND  PLAN  OF  REORGANIZATION  WITH  SPORTSSPORTS.COM  AND ITS
SHAREHOLDERS:

In favor of the Agreement and Plan of Reorganization with SportsSports.com and its shareholders, and the issuance of 9,212,043 shares (post reverse split) of common stock of Ramex in exchange for the acquisition of 100% of the outstanding shares of common stock of SportsSports.com. As part of the reorganization, Maynard Moe, the President of the Company, will be issued the patent and license rights currently owned by Ramex for the consideration of $1. Approval of this item is contingent upon the approval of the reverse split of outstanding shares (Item 1 above).

Against the Agreement and Plan of Reorganization with SportsSports.com and its shareholders, and the against the issuance of 9,212,043 shares (post reverse split) of common stock of Ramex in exchange for the acquisition of 100% of the outstanding shares of common stock of SportsSports.com.

Abstain.

3.     ELECTION  OF  DIRECTORS

In favor of the election of Phillip Wasserman, James Pollock, and Eric Colangelo as Directors of Ramex (except as marked to the contrary).

(Instruction: To withhold authority to vote for any individual nominee named above, strike a line through the nominee's name:)

Against  said  individuals  being  elected  as  Directors  of  Ramex.

4.     CORPORATE  NAME  CHANGE

In favor of changing the name of Ramex Synfuels International, Inc. to Sportsend, Inc.

     Against changing the name of Ramex Synfuels International, Inc. to Sportsend, Inc.

Abstain.

5. OTHER MATTERS: IN THEIR DISCRETION PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS MATTERS AS MAY PROPERLY COME BEFORE THE SHAREHOLDERS' MEETING

For  other  business.

Against  other  business.

Abstain.

     PROXY

     Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, or executor, administrator, corporation, please sign, in full, corporate name or by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

(Please  Print  Name(s)  Clearly)


Printed  Name


Printed  Name


Signature(s)


Signature(s)

Number  of  Shares  Owned:
PLEASE  RETURN  THIS  PROXY  TO:
Ramex  Synfuels  International,  Inc.     Date:
PO  Box  10375
Spokane,  Washington  99209-0375